                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                               File No. 33-38801
                                                              File No. 811-08457


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      X

              Pre-Effective Amendment No.   ____

              Post-Effective Amendment No.   12                              X
                                            ----

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              X

     Amendment No.    13
                   --------

                         DELAWARE GROUP FOUNDATION FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          One Commerce Square, Philadelphia, Pennsylvania     19103
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)     (Zip Code)

Registrant's Telephone Number, including Area Code:       (800) 523-1918
                                                          --------------

    Richelle S. Maestro, Esquire, One Commerce Square, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                     January 29, 2001
                                                         ----------------


It is proposed that this filing will become effective:

         ___ immediately upon filing pursuant to paragraph (b) _X_ on January 29, 2001 pursuant to paragraph (b)
         ___ 60 days after filing pursuant to paragraph (a)(1)
         ___ on (date) pursuant to paragraph (a)(1)
         ___ 75 days after filing pursuant to paragraph (a)(2)
         ___ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:

         _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             --- C O N T E N T S ---

         This Post-Effective Amendment No. 12 to Registration File No. 33-38801 includes the following:


         1.   Facing Page

         2.   Contents Page

         3.   Part A - Prospectuses*

         4.   Part B - Statement of Additional Information*

         5.   Part C - Other Information

         6.   Signatures



*The Prospectus and Statement of Additional Information dated September 5, 2000 describing The Asset Allocation Portfolio of the Registrant has not been affected by this Post-Effective Amendment No. 12 to the Registration Statement and remains current until such time in the future that the Registrant deems its amendment necessary.

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London



                            Delaware Foundation Funds
                                Growth Portfolio
                               Balanced Portfolio
                                Income Portfolio




                           Class A * Class B * Class C




                                   Prospectus
                                January 29, 2001


                             Asset Allocation Funds


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of Contents


Fund profiles                                                 page
Delaware Foundation Funds Growth Portfolio
Delaware Foundation Funds Balanced Portfolio
Delaware Foundation Funds Income Portfolio


How we manage the Funds                                       page
Our investment strategies
The securities we typically invest in
The risks of investing in the Funds

Who manages the Funds                                         page
Investment manager
Portfolio managers
Fund administration (Who's who)

About your account                                            page
Investing in the Funds
       Choosing a share class
       How to reduce your sales charge
       How to buy shares
       Retirement plans
       How to redeem shares
       Account minimums
       Special services
Dividends, distributions and taxes



Financial highlights                                          page

Profile: Delaware Foundation Funds Growth Portfolio

What are the Fund's goals?
The Delaware Foundation Funds Growth Portfolio seeks long-term capital growth. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in shares of selected Delaware Investments Funds including equity funds and to a lesser extent, fixed-income funds. We may also invest in individual securities. We use an active asset allocation approach in selecting investments for the Fund. In striving to meet its objective, the Fund will typically invest more of its assets in equity funds and securities than in fixed-income funds and securities. Typically, the Fund will invest between 10% and 30% of its assets in international funds or securities.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund is subject to the same risks as the underlying Delaware Investments Funds that it invests in. Therefore, to the extent that it invests in equity funds, it will be affected by declines in stock prices. To the extent that it invests in fixed-income funds, it will be affected by changes in interest rates. If interest rates rise, the value of the bonds in the portfolio would decline and the value of Fund shares could decline as well. To the extent that it invests in international funds or securities, the Fund will be affected by changes in currency exchange rates as well as political, economic and regulatory conditions in the countries represented in its portfolio.

Because the Fund may invest in as few as four different underlying funds or a small number of securities, it is considered a non-diversified investment company under the Investment Company Act of 1940 and may be subject to greater risk than if it were diversified. However, the underlying Delaware Investments Funds generally hold a broad mix of securities, which helps to lessen this risk.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Fund
o Investors who are in the earlier stage of wealth accumulation, generally with higher risk tolerance.
o Investors looking for the capital appreciation potential of the stock market and who have no need for current income.
o Investors who would like a portfolio with broad diversification across various types of securities and active asset allocation by a professional money manager.

Who should not invest in the Fund
o    Investors with short-term financial goals.
o    Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Foundation Funds Growth Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund's Class A shares for the past three calendar years as well as the average annual returns of all shares for one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps. The returns would be lower without the expense caps.


[GRAPHIC OMITTED: BAR CHART TOTAL RETURN (CLASS A)]


Year-by-year total return (Class A)


-------------- ----------- -----------
1998           1999        2000
-------------- ----------- -----------
10.28%         14.41%      -6.79%
-------------- ----------- -----------

As of December 31, 2000, the Fund`s Class A shares had a calendar year-to-date return of -6.79%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 14.73% for the quarter ended December 31, 1998 and its lowest return was -11.58% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table on page __ do include the sales charges.

                              Average annual returns for periods ending 12/31/00

----------------------- -------------------------- -------------------------- ------------------------- --------------------------
CLASS                   A                          B (if redeemed)*           C (if redeemed)*          S&P 500 Composite Stock
                        (Inception 12/31/97)       (Inception 12/31/97)       (Inception 12/31/97)      Index
----------------------- -------------------------- -------------------------- ------------------------- --------------------------
1 year                  -12.12%                    -11.88%                    -8.28%                    -9.10%
----------------------- -------------------------- -------------------------- ------------------------- --------------------------
Lifetime                3.48%                      3.86%                      4.85%                     12.26%
----------------------- -------------------------- -------------------------- ------------------------- --------------------------

The Fund's returns are compared to the performance of the S&P 500 Composite Stock Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. The index is not a perfect comparison for the Fund because the Fund may invest in fixed-income and international securities, which are not included in the index.Maximum sales charges are included in the Fund's returns above.

* If shares were not redeemed, the returns for Class B would be -7.52% and 4.78% for the one-year and lifetime periods, respectively. Returns for Class C would be -7.41% and 4.85% for the one-year and lifetime periods, respectively.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

 ------------------------------------------------------ ----------- ------------- -----------
 CLASS                                                        A             B          C
 ------------------------------------------------------ ----------- ------------- -----------
 Maximum sales charge (load) imposed on purchases as         5.75%          none        none
 a percentage of offering price
 ------------------------------------------------------ ----------- ------------- -----------
 Maximum contingent deferred sales charge (load) as a      none(1)         5%(2)       1%(3)
 percentage of original purchase price or redemption
 price, whichever is lower
 ------------------------------------------------------ ----------- ------------- -----------
 Maximum sales charge (load) imposed on reinvested            none          none        none
 dividends
 ------------------------------------------------------ ----------- ------------- -----------
 Redemption fees                                              none          none        none
 ------------------------------------------------------ ----------- ------------- -----------

Annual fund operating expenses are deducted from the Fund's assets.


 ------------------------------------------------------ ----------- ------------- -----------
 Management fees(4)                                          0.25%         0.25%       0.25%
 ------------------------------------------------------ ----------- ------------- -----------
 Distribution and service (12b-1) fees                    0.25%(5)         1.00%       1.00%
 ------------------------------------------------------ ----------- ------------- -----------
 Other expenses                                              1.20%         1.20%       1.20%
 ------------------------------------------------------ ----------- ------------- -----------
 Total annual fund operating expenses                        1.70%         2.45%       2.45%
 ------------------------------------------------------ ----------- ------------- -----------
 Fee waivers and payments(6)                               (0.90%)       (0.90%)     (0.90%)
 ------------------------------------------------------ ----------- ------------- -----------
 Net expenses                                                0.80%         1.55%       1.55%
 ------------------------------------------------------ ----------- ------------- -----------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


----------------- ------------ ------------- ----------------- ------------- ----------------------
 CLASS(8)
                   A           B             B                 C             C
                                              (if redeemed)                  (if redeemed)
----------------- ------------ ------------- ----------------- ------------- ----------------------
1 year                   $652          $158              $658          $158                   $258
----------------- ------------ ------------- ----------------- ------------- ----------------------
3 years                  $997          $678              $978          $678                   $678
----------------- ------------ ------------- ----------------- ------------- ----------------------
5 years                $1,365        $1,224            $1,424        $1,224                 $1,224
----------------- ------------ ------------- ----------------- ------------- ----------------------
10 years               $2,397        $2,531            $2,531        $2,718                 $2,718
----------------- ------------ ------------- ----------------- ------------- ----------------------

This example is also based on a hypothetical investment of $10,000 with an annual 5% return over the time shown but assumes the net expenses of the Delaware Foundation Funds Growth Portfolio noted above. In this example we have also included an estimate of the average aggregate total operating expenses of the Delaware Investments Funds as described on page __. When the Fund invests in any of these funds, it absorbs a portion of their underlying expenses. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.



----------------- ------------ ------------- ----------------- ------------- ----------------------
 CLASS(8)
                   A           B             B                 C             C
                                              (if redeemed)                  (if redeemed)
----------------- ------------ ------------- ----------------- ------------- ----------------------
1 year                   $747          $258              $758          $258                   $358
----------------- ------------ ------------- ----------------- ------------- ----------------------
3 years                $1,109          $793            $1,093          $793                   $793
----------------- ------------ ------------- ----------------- ------------- ----------------------
5 years                $1,494        $1,355            $1,555        $1,355                 $1,355
----------------- ------------ ------------- ----------------- ------------- ----------------------
10 years               $2,569        $2,702            $2,702        $2,885                 $2,885
----------------- ------------ ------------- ----------------- ------------- ----------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The investment manager has agreed to limit its management fee to no more than 0.10% of average daily net assets.
(5) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for Class A shares at 0.25%. Under this formula, 12b-1 plan expenses will not be more than 0.30% of average daily net assets.

(6) The investment manager has contracted to waive fees and pay expenses through January 31, 2002 in order to prevent total operating expenses (excluding any 12b-1 expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.
(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year period and total operating expenses without expense waivers for years two through 10.
(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: Delaware Foundation Funds Balanced Portfolio

What are the Fund's goals?
The Delaware Foundation Funds Balanced Portfolio seeks capital appreciation with current income as a secondary objective. Although the Fund will strive to meet its goals, there is no assurance that it will.


What are the Fund's main investment strategies?
We invest primarily in shares of selected Delaware Investments Funds including equity, fixed-income and international funds. We may also invest in individual securities. We use an active asset allocation approach in selecting investments for the Fund.


The Fund has the flexibility to invest more in equity funds and securities or more in fixed-income funds and securities, depending on market conditions. However, it will typically invest at least 25% in fixed-income securities or fixed-income funds. The Fund will typically invest between 5% and 20% of its assets in international funds and securities.


What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund is subject to the same risks as the underlying Delaware Investments Funds that it invests in. Therefore, to the extent that it invests in equity funds, it will be affected by declines in stock prices. To the extent that it invests in fixed-income funds, it will be affected by changes in interest rates. If interest rates rise, the value of the bonds in the portfolio will decline and the Fund's share value could decline as well. To the extent that it invests in international funds or securities, the Fund will be affected by changes in currency exchange rates as well as political, economic and regulatory conditions in the countries represented in its portfolio.

Because the Fund may invest in as few as four different underlying funds or a small number of securities, it is considered a non-diversified investment company under the Investment Company Act of 1940 and may be subject to greater risk than if it were diversified. However, the underlying Delaware Investments Funds generally hold a broad mix of securities, which helps to lessen this risk.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors who are in the wealth accumulation phase, generally with moderate risk tolerance.
o Investors looking for the capital appreciation potential of the stock market and the income potential of the bond market.
o Investors who would like a portfolio with broad diversification across various types of securities and active asset allocation by a professional money manager.

Who should not invest in the Fund
o    Investors with short-term financial goals.
o    Investors whose primary goal is high current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Foundation Funds Balanced Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund's Class A shares for the past three calendar years as well as the average annual returns of all shares for one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps. The returns would be lower without the expense caps.


[GRAPHIC OMITTED: BAR CHART TOTAL RETURN (CLASS A)]


Year-by-year total return (Class A)

---------------- -------------- -------------
1998             1999           2000
---------------- -------------- -------------
7.44%            8.92%          -2.45%
---------------- -------------- -------------

As of December 31, 2000, the Fund`s Class A shares had a calendar year-to-date return of -2.45%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 11.54% for the quarter ended December 31, 1998 and its lowest return was -9.64% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns for the Fund shown in the table on page __ do include the sales charges.

                          Average annual returns for the periods ending 12/31/00

----------------- ------------------------ ------------------------ ------------------------- ----------------- ------------------
CLASS             A                        B                        C                         S&P 500           Lehman Brothers
                  (Inception12/31/97)      (if redeemed)*           (if redeemed)*            Composite Stock   Aggregate Bond
                                           (Inception 12/31/97)     (Inception 12/31/97)      Index             Index
----------------- ------------------------ ------------------------ ------------------------- ----------------- ------------------
1 year            -8.03%                   -7.94%                   -4.20%                    -9.10%            11.63%
----------------- ------------------------ ------------------------ ------------------------- ----------------- ------------------
Lifetime          2.46%                    2.84%                    3.85%                     12.26%            6.36%
----------------- ------------------------ ------------------------ ------------------------- ----------------- ------------------

The Fund's returns are compared to the performance of the S&P 500 Composite Stock Index and the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Neither index is a perfect comparison to Delaware Foundation Funds Balanced Portfolio since the S&P 500 does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. Maximum sales charges are included in the Fund's returns above.

* If shares were not redeemed, the returns for Class B would be -3.27% and 3.78% for the one-year and lifetime periods, respectively. Returns for Class C would be -3.27% and 3.85% for the one-year and lifetime periods, respectively.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

------------------------------------------------------- ----------- ------------- -----------
CLASS                                                         A             B          C
------------------------------------------------------- ----------- ------------- -----------
Maximum sales charge (load) imposed on purchases as a        5.75%          none        none
percentage of offering price
------------------------------------------------------- ----------- ------------- -----------
Maximum contingent deferred sales charge (load) as a      none(1)          5%(2)       1%(3)
percentage of original purchase price or redemption
price, whichever is lower
------------------------------------------------------- ----------- ------------- -----------
Maximum sales charge (load) imposed on reinvested             none          none        none
dividends
------------------------------------------------------- ----------- ------------- -----------
Redemption fees                                               none          none        none
------------------------------------------------------- ----------- ------------- -----------

Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------- ----------- ------------- -----------
Management fees(4)                                           0.25%         0.25%       0.25%
------------------------------------------------------- ----------- ------------- -----------
Distribution and service (12b-1) fees                      0.25%(5)         1.00%       1.00%
------------------------------------------------------- ----------- ------------- -----------
Other expenses                                               0.73%         0.73%       0.73%
------------------------------------------------------- ----------- ------------- -----------
Total annual fund operating expenses                         1.23%         1.98%       1.98%
------------------------------------------------------- ----------- ------------- -----------
Fee waivers and payments(6)                                 (0.43%)       (0.43%)     (0.43%)
------------------------------------------------------- ----------- ------------- -----------
Net expenses                                                 0.80%         1.55%       1.55%
------------------------------------------------------- ----------- ------------- -----------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------- ------------ ------------- ----------------- ------------- ----------------------
 CLASS(8)
                   A           B             B                 C             C
                                              (if redeemed)                  (if redeemed)
----------------- ------------ ------------- ----------------- ------------- ----------------------
1 year                   $652          $158              $658          $158                   $258
----------------- ------------ ------------- ----------------- ------------- ----------------------
3 years                  $903          $580              $880          $580                   $580
----------------- ------------ ------------- ----------------- ------------- ----------------------
5 years                $1,173        $1,028            $1,228        $1,028                 $1,028
----------------- ------------ ------------- ----------------- ------------- ----------------------
10 years               $1,942        $2,077            $2,077        $2,272                 $2,272
----------------- ------------ ------------- ----------------- ------------- ----------------------

This example is also based on a hypothetical investment of $10,000 with an annual 5% return over the time shown but assumes the net expenses of the Delaware Foundation Funds Balanced Portfolio noted above. In this example we have also included an estimate of the average aggregate total operating expenses of the Delaware Investments Funds as described on page __. When the Fund invests in any of these funds, it absorbs a portion of their underlying expenses. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------- ------------ ------------- ----------------- ------------- ----------------------
 CLASS(8)
                   A           B             B                 C             C
                                              (if redeemed)                  (if redeemed)
----------------- ------------ ------------- ----------------- ------------- ----------------------
1 year                   $747          $258              $758          $258                   $358
----------------- ------------ ------------- ----------------- ------------- ----------------------
3 years                $1,109          $793            $1,093          $793                   $793
----------------- ------------ ------------- ----------------- ------------- ----------------------
5 years                $1,494        $1,355            $1,555        $1,355                 $1,355
----------------- ------------ ------------- ----------------- ------------- ----------------------
10 years               $2,569        $2,702            $2,702        $2,885                 $2,885
----------------- ------------ ------------- ----------------- ------------- ----------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The investment manager has agreed to limit its management fee to no more than 0.10% of average daily net assets.
(5) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for Class A shares at 0.25%. Under this formula, 12b-1 plan expenses will not be more than 0.30% of average daily net assets.
(6) The investment manager has contracted to waive fees and pay expenses through January 31, 2002 in order to prevent total operating expenses (excluding any 12b-1 expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.

(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year period and total operating expenses without expense waivers for years two through 10.
(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: Delaware Foundation Funds Income Portfolio

What are the Fund's goals?
The Delaware Foundation Funds Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in shares of selected Delaware Investments Funds including fixed-income and equity funds. We may also invest in individual securities. We use an active asset allocation approach in selecting investments for the Fund. In striving to meet its objective, the Fund would typically have a larger percentage of its assets allocated to fixed-income funds and securities (generally at least 45%) than to equity funds and securities (generally at least 20%). The Fund may allocate up to 10% to international funds and securities.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund is subject to the same risks as the underlying Delaware Investments Funds that it invests in. Therefore, to the extent that it invests in fixed-income funds, it will be affected by changes in interest rates. If interest rates rise, the value of the bonds in the portfolio will decline and the Fund's share value could decline as well. To the extent that it invests in equity funds, it will be affected by declines in stock prices. Because the Fund may invest in as few as four different underlying funds or a small number of securities, it is considered a non-diversified investment company under the Investment Company Act of 1940 and may be subject to greater risk than if it were diversified. However, the underlying Delaware Investments Funds generally hold a broad mix of securities, which helps to lessen this risk.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Fund
o Investors who are in the wealth preservation phase, generally with lower risk tolerance.
o Investors in the pre-retirement or retirement phase, looking for an increase in income.
o Investors who want a portfolio with broad diversification across various types of securities and active asset allocation by a professional money manager.

Who should not invest in the Fund
o    Investors with short-term financial goals.
o    Investors whose primary goal is capital appreciation.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Foundation Funds Income Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund's Class A shares for the past three calendar year as well as the average annual returns of all shares for one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps. The returns would be lower without the expense caps.


[GRAPHIC OMITTED: BAR CHART TOTAL RETURN (CLASS A)]


Year-by-year total return (Class A)

-------------- ----------- -----------
1998           1999        2000
-------------- ----------- -----------
6.24%          3.80%       1.03%
-------------- ----------- -----------

As of December 31, 2000, the Fund`s Class A shares had a calendar year-to-date return of 1.03%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 7.54% for the quarter ended December 31, 1998 and its lowest return was -6.34% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table on page __ do include the sales charges.

                              Average annual returns for periods ending 12/31/00

----------------------- ------------------------- ------------------------ ------------------------- ------------------------------
CLASS                   A                         B (if redeemed)*         C (if redeemed)*          Lehman Brothers Aggregate
                        (Inception12/31/97)       (Inception 12/31/97)     (Inception 12/31/97)      Bond Index
----------------------- ------------------------- ------------------------ ------------------------- ------------------------------
1 year                  -4.82%                    -4.50%                   -0.67%                    11.63%
----------------------- ------------------------- ------------------------ ------------------------- ------------------------------
Lifetime                1.63%                     2.12%                    2.98%                     6.36%
----------------------- ------------------------- ------------------------ ------------------------- ------------------------------

The Fund's returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the actual costs of buying, selling and holding the securities. In addition, the index is not a perfect comparison to the Fund because the Fund invests in a variety of asset classes, not represented in the index, including equity securities, international securities and high-yielding corporate bonds. Maximum sales charges are included in the Fund's returns above.

* If shares were not redeemed, the returns for Class B would be 0.29% and 3.05% for the one-year and lifetime periods, respectively. Returns for Class C would be 0.29% and 2.98% for the one-year and lifetime periods, respectively.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

 ------------------------------------------------------ ----------- ------------- -----------
 CLASS                                                       A              B          C
 ------------------------------------------------------ ----------- ------------- -----------
 Maximum sales charge (load) imposed on purchases as         5.75%          none        none
 a percentage of offering price
 ------------------------------------------------------ ----------- ------------- -----------
 Maximum contingent deferred sales charge (load) as a       none(1)         5%(2)       1%(3)
 percentage of original purchase price or redemption
 price, whichever is lower
 ------------------------------------------------------ ----------- ------------- -----------
 Maximum sales charge (load) imposed on reinvested            none          none        none
 dividends
 ------------------------------------------------------ ----------- ------------- -----------
 Redemption fees                                              none          none        none
 ------------------------------------------------------ ----------- ------------- -----------


Annual fund operating expenses are deducted from the Fund's assets.

 ------------------------------------------------------ ----------- ------------- -----------
 Management fees(4)                                          0.25%         0.25%       0.25%
 ------------------------------------------------------ ----------- ------------- -----------
 Distribution and service (12b-1) fees                     0.25%(5)         1.00%       1.00%
 ------------------------------------------------------ ----------- ------------- -----------
 Other expenses                                              1.21%         1.21%       1.21%
 ------------------------------------------------------ ----------- ------------- -----------
 Total annual fund operating expenses                        1.71%         2.46%       2.46%
 ------------------------------------------------------ ----------- ------------- -----------
 Fee waivers and payments(6)                               (0.91%)       (0.91%)     (0.91%)
 ------------------------------------------------------ ----------- ------------- -----------
 Net expenses                                                0.80%         1.55%       1.55%
 ------------------------------------------------------ ----------- ------------- -----------


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


----------------- ------------ ------------- ----------------- ------------- ----------------------
 CLASS(8)
                   A           B             B                 C             C
                                              (if redeemed)                  (if redeemed)
----------------- ------------ ------------- ----------------- ------------- ----------------------
1 year                   $652          $158              $658          $158                   $258
----------------- ------------ ------------- ----------------- ------------- ----------------------
3 years                  $999          $680              $980          $680                   $680
----------------- ------------ ------------- ----------------- ------------- ----------------------
5 years                $1,369        $1,229            $1,429        $1,229                 $1,229
----------------- ------------ ------------- ----------------- ------------- ----------------------
10 years               $2,407        $2,541            $2,541        $2,727                 $2,727
----------------- ------------ ------------- ----------------- ------------- ----------------------

This example is also based on a hypothetical investment of $10,000 with an annual 5% return over the time shown but assumes the net expenses of the Delaware Foundation Funds Income Portfolio noted above. In this example we have also included an estimate of the average aggregate total operating expenses of the Delaware Investments Funds as described on page __. When the Fund invests in any of these funds, it absorbs a portion of their underlying expenses. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------- ------------ ------------- ----------------- ------------- ----------------------
 CLASS(8)
                   A           B             B                 C             C
                                              (if redeemed)                  (if redeemed)
----------------- ------------ ------------- ----------------- ------------- ----------------------
1 year                   $743          $253              $753          $253                   $353
----------------- ------------ ------------- ----------------- ------------- ----------------------
3 years                $1,094          $779            $1,079          $779                   $779
----------------- ------------ ------------- ----------------- ------------- ----------------------
5 years                $1,469        $1,331            $1,531        $1,331                 $1,331
----------------- ------------ ------------- ----------------- ------------- ----------------------
10 years               $2,519        $2,652            $2,652        $2,836                 $2,836
----------------- ------------ ------------- ----------------- ------------- ----------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.


(4) The investment manager has agreed to limit its management fee to no more than 0.10% of average daily net assets.
(5) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for Class A shares at 0.25%. Under this formula, 12b-1 plan expenses will not be more than 0.30% of average daily net assets.
(6) The investment manager has contracted to waive fees and pay expenses through January 31, 2002 in order to prevent total operating expenses (excluding any 12b-1 expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.
(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10.

(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Indirect expenses paid by the Delaware Foundation Funds


Because the Delaware Foundations Funds invest primarily in other Delaware Investments Funds, they will be shareholders of those funds. Like all shareholders, the Delaware Foundation Funds will indirectly bear a proportionate share of any management fees and other expenses of the funds it holds. These fees, which are deducted from the underlying funds before their share prices are calculated, are in addition to the fees and expenses described in each Delaware Foundation Fund profile. Depending on which funds are held in each Delaware Foundation Fund portfolio, the fees will vary over time. However, in order to give you an idea of what these fees might be, we have calculated an average expense ratio for each Delaware Foundation Fund, based on the expense ratios of the Delaware Investments Funds for each of their most recent fiscal years and the Delaware Foundation Funds' portfolio allocations as of September 30, 2000. Based on these hypothetical calculations, the combined average expense ratio of the Delaware Investments Funds that is borne indirectly by each of the Delaware Foundation Funds would have been as follows:

                        Growth Portfolio           1.00%
                        Balanced Portfolio         1.00%
                        Income Portfolio           0.95%

Expenses will differ depending on how the Delaware Foundation Funds allocate assets among the Delaware Investments Funds.

How we manage the Funds

Our investment strategies

In order to meet the changing needs of investors throughout their lives, Delaware Foundation Funds offer three different portfolios with varying levels of income and growth potential and corresponding variations in risk. From the most conservative (the Delaware Foundation Funds Income Portfolio) to the moderate (the Delaware Foundation Funds Balanced Portfolio) to the most aggressive (the Delaware Foundation Funds Growth Portfolio), each Fund relies on active asset allocation and invests in a range of Delaware Investments mutual funds as they strive to attain their objectives.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Each Delaware Foundation Fund is a type of mutual fund known as a fund-of-funds. A fund-of-funds typically invests in other mutual funds rather than individual securities. The potential benefits of such a strategy are three-fold:

1. An extra layer of diversification through shared ownership in the individual securities held by the underlying funds;
2. Access to the investment expertise of multiple portfolio managers and analysts who work on the individual underlying funds; and
3.   A professional portfolio manager who makes asset allocation decisions.

We offer the Delaware Foundation Funds because we determined that a fund-of-funds was an efficient way to provide active asset allocation services to meet the needs of investors at various stages of their life and wealth accumulation efforts. Our active asset allocation strategy begins with an evaluation of three key factors:

o the expected return of specific asset classes such as equities or fixed-income securities;
o the expected volatility or degree to which returns of each asset class have varied from one period to the next; and
o the correlation of various asset classes, that is, the degree to which two asset classes move up or down together.


After using this information to determine how much of each Delaware Foundation Fund will be allocated to a particular asset class, we then select specific Delaware Investments Funds for the portfolio. We have identified a select group of funds that suit the allocation strategies of the Delaware Foundation Funds and have grouped them into four broad asset classes.

The Delaware Investments Funds we typically invest in are listed below in their respective asset classes. Groupings are approximate and based on the core strategy of each individual fund. Management may add or delete funds from this list without shareholder approval.


         Delaware Investments Funds available to the Delaware Foundation Funds


         U.S. Equities
         Delaware Blue Chip Fund                               Delaware REIT Fund
         Delaware Growth and Income Fund                       Delaware Research Fund
         Delaware Growth Opportunities Fund                    Delaware Select Growth Fund
            (formerly Delaware DelCap Fund)                    Delaware Small Cap Value Fund
         Delaware Devon Fund                                   Delaware Technology and Innovation Fund
         Delaware Diversified Growth Fund                      Delaware Trend Fund
         Delaware Diversified Value Fund                       Delaware U.S. Growth Fund

         International Equities
         Delaware Emerging Markets Fund                        Delaware International Small Cap Fund
         Delaware International Equity Fund                    Delaware New Pacific Fund

         Fixed-Income
         Delaware American Government Bond Fund                Delaware Global Bond Fund
         Delaware Corporate Bond Fund                          Delaware High-Yield Opportunities Fund
         Delaware Delchester Fund                              Delaware Limited-Term Government Fund
         Delaware Extended Duration Bond Fund

         Money Market
         Delaware Cash Reserve



Once we select appropriate investments for each Delaware Foundation Funds portfolio, we continually monitor the market and economic environments, the risk/reward profiles of each asset class and the performance of individual funds and actively adjust each Delaware Foundation Funds portfolio, striving to meet its investment objective.


The Delaware Foundation Funds' investment objectives are non-fundamental. This means the Board of Trustees may change an objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change became effective.

---------------------------------------------------- -------------------------------------------------------------------------------
The securities we typically invest in                How we use them
---------------------------------------------------- -------------------------------------------------------------------------------
                                                     Delaware Foundation Funds  Delaware Foundation Funds  Delaware Foundation Funds
                                                     Growth Portfolio           Balanced Portfolio         Income Portfolio
---------------------------------------------------- -------------------------- -------------------------- -------------------------
U.S. equity funds or U.S. equity securities  May     45% to 75% of Assets       35% to 65% of Assets       20% to 50% of Assets
include Delaware Investments Funds in the equity
asset class or individual equity securities.         -------------------------------------------------------------------------------
                                                     Each Fund may invest in one or more of the mutual funds listed below.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Blue Chip Fund                              Delaware Blue Chip Fund seeks long-term capital appreciation. Current income is a secondary objective. It invests primarily in large ("blue chip")
                                                     companies.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Growth and Income Fund                      Delaware Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. It invests primarily in dividend-paying stocks of large, well-established companies. Effective as of March 29, 2001,
                                                     Delaware Growth and Income Fund will seek capital appreciation with current income as a secondary objective. It will invest primarily in common stocks of large, well-established companies.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Growth Opportunities Fund                   Delaware Growth Opportunities Fund seeks long-term capital growth. It invests
   (formerly Delaware DelCap Fund)                   primarily in common stocks and convertible securities of medium-sized companies believed to have growth potential.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Devon Fund                                  Delaware Devon Fund seeks current income and capital appreciation. It invests primarily in income producing common stocks. Effective as of March 1, 2001,
                                                     Delaware Devon Fund will seek total return. It will invest primarily in common stocks that we believe have potential for above-average earnings per share growth over time.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Diversified Growth Fund                     Delaware Diversified Growth Fund seeks capital appreciation. It invests primarily in large companies believed to have the potential to grow faster than the average company in the S&P 500 Index.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Diversified Value Fund                      Delaware Diversified Value Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in dividend-paying stocks or income-producing securities that are convertible into common stocks.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware REIT Fund                                   Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. It invests primarily in real estate investment trusts (REITs) and other companies in the real estate industry.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Research Fund                               Delaware Research Fund seeks to provide long-term capital growth. It invests primarily in 20 to 30 exchange traded equity securities that are held by other
                                                     Delaware Investments Funds.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Select Growth Fund                          Delaware Select Growth Fund seeks long-term capital appreciation, which the
                                                     Fund attempts to achieve by investing primarily in equity securities of companies of all sizes that the manager believes have the potential for high earnings growth.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Small Cap Value Fund                        Delaware Small Cap Value Fund seeks capital appreciation. It invests primarily in small cap companies that are believed to be undervalued.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Technology and Innovation Fund              Delaware Technology and Innovation Fund seeks long-term capital growth. It invests primarily in stocks we believe will benefit from technological advances and improvements.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Trend Fund                                  Delaware Trend Fund seeks capital appreciation by investing primarily in securities of emerging or other growth-oriented companies. It focuses on small companies that are believed to be responsive to changes in the marketplace and that have the fundamental characteristics to support continued growth.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware U.S. Growth Fund                            Delaware U.S. Growth Fund seeks maximum capital appreciation. It invests primarily in large company growth stocks.
---------------------------------------------------- -------------------------------------------------------------------------------

---------------------------------------------------- -------------------------------------------------------------------------------
The securities we typically invest in                How we use them
---------------------------------------------------- -------------------------------------------------------------------------------
                                                     Delaware Foundation Funds  Delaware Foundation Funds  Delaware Foundation Funds
                                                     Growth Portfolio           Balanced Portfolio         Income Portfolio
---------------------------------------------------- -------------------------- -------------------------- -------------------------
Fixed-income funds or fixed-income securities        5% to 35% of Assets        25% to 55% of Assets       45% to 75% of Assets
May include Delaware Investments Funds in the
fixed-income asset class or individual fixed-income
securities.                                          -------------------------------------------------------------------------------
                                                     Each Fund may invest in one or more of the mutual funds listed below.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware American Government Bond Fund               Delaware American Government Bond Fund seeks high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Corporate Bond Fund                         Delaware Corporate Bond Fund seeks to provide investors with total return. It invests primarily in investment grade corporate bonds of intermediate duration.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Delchester Fund                             Delaware Delchester Fund seeks as high a current income as is consistent with providing reasonable safety. It invests primarily in high-yield, higher risk corporate bonds, commonly known as "junk bonds."
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund                 Delaware Extended Duration Bond Fund seeks to provide investors with total return. It invests primarily in investment grade corporate bonds of relatively longer duration.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Global Bond Fund                            Delaware Global Bond Fund seeks current income consistent with preservation of principal. It invests primarily in fixed-income securities that may also provide the potential for capital appreciation. At least 65% of its assets will be invested in three different countries, including the U.S.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund               Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. It invests primarily in high-yield, higher risk corporate bonds, commonly known as "junk bonds."
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Limited-Term Government Fund                Delaware Limited-Term Government Fund seeks to provide a high stable level of current income, while attempting to minimize fluctuations in principal and provide maximum liquidity. It invests primarily in short and intermediate-term fixed-income securities issued or guaranteed by the U.S. government as well as instruments backed by those securities.
---------------------------------------------------- -------------------------------------------------------------------------------

---------------------------------------------------- -------------------------------------------------------------------------------
The securities we typically invest in                How we use them
---------------------------------------------------- -------------------------------------------------------------------------------
                                                     Delaware Foundation Funds  Delaware Foundation Funds  Delaware Foundation Funds
                                                     Growth Portfolio           Balanced Portfolio         Income Portfolio
---------------------------------------------------- -------------------------- -------------------------- -------------------------
Money market funds or money market securities        0-35% of Assets            0-35% of Assets            0-35% of Assets
May include Delaware Cash Reserve Fund, a money
market fund, individual money market securities or
repurchase agreements.
---------------------------------------------------- -------------------------- -------------------------- -------------------------
Delaware Cash Reserve                                Delaware Cash Reserve seeks to provide maximum current income, while preserving principal and maintaining liquidity. As a money market fund, it invests in highly liquid money market instruments.
---------------------------------------------------- -------------------------------------------------------------------------------
Repurchase agreements: An agreement between a        The Delaware Foundation Funds may use overnight repurchase agreements to
buyer, such as a Fund, and seller of securities in   invest cash prior to investing it in other funds or securities, or for
which the seller agrees to buy the securities back   temporary defensive purposes. A Fund will only enter into repurchase within a specified time at the same price the buyer  agreements in which the collateral is comprised of U.S. government securities.
paid for them, plus an amount equal to an agreed
upon interest rate. Repurchase agreements are often
viewed as equivalent to cash.
---------------------------------------------------- -------------------------- -------------------------- -------------------------
International equity funds or international          10%-30% of Assets          5% to 20% of Assets        0-10% of Assets
equity securities
May include Delaware Investments Funds in the
international equity asset class or individual
international equity securities.                     -------------------------- -------------------------- -------------------------
                                                     Each Fund may invest in one or more of the mutual funds listed below.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware Emerging Markets Fund                       Delaware Emerging Markets Fund seeks long-term capital appreciation. It invests primarily in companies located in under-developed, emerging market countries.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware International Equity Fund                   Delaware International Equity Fund seeks long-term growth without undue risk to principal. It invests primarily in large companies located in developed countries.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware International Small Cap Fund                Delaware International Small Cap Fund seeks to achieve long-term capital appreciation. It invests primarily in small companies located in foreign countries.
---------------------------------------------------- -------------------------------------------------------------------------------
Delaware New Pacific Fund                            Delaware New Pacific Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies that are domiciled in or have their principal business activities in countries located in the Pacific
                                                     Basin.
---------------------------------------------------- -------------------------------------------------------------------------------

---------------------------------------------------- -------------------------------------------------------------------------------
The securities we typically invest in                How we use them
---------------------------------------------------- -------------------------------------------------------------------------------
                                                     Delaware Foundation Funds  Delaware Foundation Funds  Delaware Foundation Funds
                                                     Growth Portfolio           Balanced Portfolio         Income Portfolio
---------------------------------------------------- -------------------------- -------------------------- -------------------------
Other types of securities which may be
held by the Delaware Foundation Funds.
---------------------------------------------------- -------------------------------------------------------------------------------
Options and futures: Options represent a right to    We might use options or futures to gain exposure to a particular market buy or sell a security or group of securities at an  segment without purchasing individual funds or securities in that segment. We
agreed upon price at a future date. The purchaser    might use this approach if we had excess cash that we wanted to invest quickly
of an option may or may not choose to go through     or to make an investment without disrupting one of the other Delaware
with the transaction.                                Investments Funds.

Futures contracts are agreements for the purchase    We might also use options or futures to neutralize the effect of potential
or sale of a security or group of securities at a    price declines without selling securities.
specified price, on a specified date. Unlike an
option, a futures contract must be executed          Use of these strategies can increase the operating costs of the Funds and can
unless it is sold before the settlement date.        lead to loss of principal.

Options and futures are generally considered to be
derivative securities.
---------------------------------------------------- -------------------------------------------------------------------------------



Borrowing from banks
The Delaware Foundation Funds may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Funds being unable to meet their investment objectives.


Temporary defensive positions
The Delaware Foundation Funds are permitted to make temporary investments in bonds, cash or cash equivalents and may allocate 100% of their net assets to Delaware Cash Reserve in response to unfavorable market conditions. To the extent that a Fund holds these securities, it may be unable to achieve its objective.

Portfolio turnover
Though we anticipate that each of the Delaware Foundation Funds will have an annual portfolio turnover of less than 100%, some of the funds that the Delaware Foundation Funds may invest in could have turnover rates greater than 100%. A turnover rate of 100% would occur if a fund sold and replaced securities valued at 100% of its net assets within one year. High turnover rates in the individual funds held by the Delaware Foundation Funds could result in increased transaction costs and tax liability for investors.

More About the Delaware Foundation Funds


Guidelines for Purchasing and Redeeming Shares of Other Delaware Investments
Funds


Following is important information about how the Delaware Foundation Funds operate, which you should consider when evaluating the Funds.


o Each Delaware Foundation Funds portfolio will invest in the institutional class shares of approved Delaware Investments Funds. When investing in Delaware Cash Reserve, Class A will be used. This means the Foundation Funds will pay no sales charges or 12b-1 distribution fees on the shares that they purchase.

o Each Foundation Funds' portfolio will indirectly bear a share of fees and expenses that apply to the institutional classes of the Delaware Investments Funds they hold. For more information about this, see page __.


o Any performance reported for the Delaware Foundation Funds will include the impact of all fund expenses whether they are related to the Foundation Funds or the underlying funds they invest in.


o We have adopted Asset Allocation Guidelines for our purchase and sale of other Delaware Investments Funds. If the manager of the Delaware Foundation Funds anticipates that a purchase or redemption will disrupt the investment strategies of another fund, the manager will confer with the portfolio managers of that fund to determine how to minimize adverse affects on both funds. Such steps might include staggering the timing and amounts of the transactions. As a result, the Delaware Foundation Funds might not be able to purchase or redeem shares of other Delaware Investments Funds in the exact manner they would like to. This could decrease the total return or increase the volatility of each Foundation Fund.

o Because many Delaware Investments Funds are managed independently by different individuals or investment teams, there is no overall coordination of purchases and sales of individual securities. Therefore, it is possible that one of the funds held by a Delaware Foundation Funds portfolio or the Delaware Foundation Funds themselves might be acquiring securities at the same time another is selling them. This could increase transaction costs.

The risks of investing in the Funds
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Funds you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term in that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------- ------------------------------------------------------------------------------
                     Risks                                   Degree to which the Funds are subject to this risk and
                                                                        How we strive to manage the risk
------------------------------------------------- ------------------------- ------------------------- --------------------------
                                                  Delaware Foundation       Delaware Foundation       Delaware Foundation
                                                  Funds Growth Portfolio    Funds Balanced Portfolio  Funds Income Portfolio
------------------------------------------------- ------------------------- ------------------------- --------------------------
Market risk is the risk that all or a majority    Most of the underlying Delaware Investments Funds and the Delaware Foundation
of the securities in a certain market -- like     Funds themselves are subject to this risk. In all Funds, we generally maintain
the stock or bond market -- will decline in       a long-term investment approach and focus on securities we believe can
value because of factors such as economic         appreciate over an extended time frame regardless of interim market
conditions, future expectations or investor       fluctuations. Though we may hold securities for any amount of time, we
confidence.                                       generally do not trade for short-term purposes.

                                                  Each Fund may hold a substantial part of its assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------- ------------------------------------------------------------------------------
Industry and security risk is the risk that the   Most of the underlying Delaware Investments Funds and the Foundation Funds
value of securities in a particular industry or   themselves are subject to this risk. The underlying funds generally hold a
the value of an individual stock or bond will     number of different securities spread across various sectors. The Funds also
decline because of changing expectations for      follow a rigorous selection process before choosing securities and
the performance of that industry or for the       continuously monitor them while they remain in the portfolio. Delaware REIT
individual company issuing the stock.             Fund is particularly sensitive to changes in the real estate market. This combined with the fact that the Delaware Foundation Funds will hold at least four different Delaware Investments Funds, typically representing different asset classes, should help to reduce industry and security risk.
------------------------------------------------- ------------------------------------------------------------------------------
Small company risk is the risk that prices of     Delaware Growth Opportunities Fund, Delaware Select Growth Fund, Delaware
smaller companies may be more volatile than       Small Cap Value Fund, Delaware Trend Fund and Delaware International Small
larger companies because of limited financial     Cap Fund are all subject to this risk. These Funds maintain well-diversified resources or dependence on narrow product lines.  portfolios, select stocks carefully and monitor them continuously.  In determining the asset allocation for the Delaware Foundation Funds, the manager will evaluate the current risk and reward potential of small-cap stocks and make allocation decisions accordingly.

                                                  Growth Portfolio will     Balanced Portfolio will   Income Portfolio will
                                                  generally have            have moderate exposure    generally have less
                                                  significant exposure to   to this risk.             exposure to this risk
                                                  this risk, due to its                               due to its reduced
                                                  greater emphasis on                                 emphasis on equity
                                                  equities.                                           securities.
------------------------------------------------- ------------------------- ------------------------- --------------------------

------------------------------------------------- ------------------------------------------------------------------------------
                     Risks                                   Degree to which the Funds are subject to this risk and
                                                                        How we strive to manage the risk
------------------------------------------------- ------------------------- ------------------------- --------------------------
                                                  Delaware Foundation       Delaware Foundation       Delaware Foundation
                                                  Funds Growth Portfolio    Funds Balanced Portfolio  Funds Income Portfolio
------------------------------------------------- ------------------------- ------------------------- --------------------------
Interest rate risk is the risk that securities    For Delaware Investments Funds in the Fixed-Income group this is generally the
will decrease in value if interest rates rise.    most significant risk. In striving to manage this risk, managers of Delaware
The risk is generally associated with bonds;      fixed-income funds will typically monitor economic conditions and the interest
however, because smaller companies often borrow   rate environment. They will also usually keep the average maturity of a fund
money to finance their operations, they may be    as short as is prudent, in keeping with the individual fund's investment
adversely affected by rising interest rates.      objective.

                                                  The Funds listed on page 15 that are subject to small company risk may also be subject to this risk. The managers of these Funds consider the potential effect that rising interest rates might have on a stock before the stock is purchased.

                                                  The Growth Portfolio      The Delaware Balanced     For the Income Portfolio,
                                                  will generally have       Portfolio will            his is a significant risk
                                                  moderate exposure to      generally have moderate   due to its substantial
                                                  this risk due to its      exposure to this risk.    allocation to fixed-income
                                                  lesser emphasis on        Though it will have a     funds and securities.
                                                  fixed-income funds and    fixed-income allocation
                                                  securities.  Though it    and holdings of small
                                                  will have holdings of     companies, these may be
                                                  small companies, these    balanced by equity
                                                  may be balanced by        holdings of larger
                                                  equity holdings of        companies.
                                                  larger companies.
------------------------------------------------- ------------------------- ------------------------- --------------------------
Credit risk is the risk that a bond's issuer      Each of the Delaware Investments Funds in the Fixed-Income group is subject
might be unable to make timely payments of        to some degree of credit risk. This is less substantial for high-quality,
interest and principal.                           government-oriented funds like Delaware American Government Bond Fund and
                                                  Delaware Limited-Term Government Fund and more significant for funds that
Investing in so-called "junk" or "high-yield"     invest in lower quality bonds such as Delaware Delchester Fund, Delaware
bonds entails greater risk of principal           High-Yield Opportunities Fund and to some extent, Delaware Emerging Markets
loss than the risk involved in investment         Fund.
grade bonds.
                                                  For the Growth            For Balanced Portfolio,   For the Income Portfolio,
                                                  Portfolio, this is a      this is a moderate        this may be a significant
                                                  less significant risk     risk. Though it           risk because the Fund may
                                                  due to its reduced        probably will invest in   have a substantial
                                                  emphasis on               Delaware Delchester       allocation to Delaware
                                                  fixed-income              Fund or Delaware          Delchester Fund or
                                                  securities.               High-Yield                Delaware High-Yield
                                                                            Opportunities Fund,       Opportunities Fund.
                                                                            these holdings may be
                                                                            balanced by an equity
                                                                            allocation or better
                                                                            quality bond holdings.
------------------------------------------------- ------------------------- ------------------------- --------------------------

------------------------------------------------- ------------------------------------------------------------------------------
                     Risks                                   Degree to which the Funds are subject to this risk and
                                                                        How we strive to manage the risk
------------------------------------------------- ------------------------- ------------------------- --------------------------
                                                  Delaware Foundation       Delaware Foundation       Delaware Foundation
                                                  Funds Growth Portfolio    Funds Balanced Portfolio  Funds Income Portfolio
------------------------------------------------- ------------------------- ------------------------- --------------------------
Prepayment risk is the risk that the principal    Prepayment risk can be a significant risk to funds that have a large
on a bond you own will be prepaid prior to        percentage of holdings in mortgage securities. Among the funds available to
maturity at a time when interest rates are        the Delaware Foundation Funds portfolios, these include the Delaware American
lower than what that bond was paying. A fund      Government Bond Fund and the Delaware Limited-Term Government Fund. In order
would then have to reinvest that money at a       to manage this risk, when we think interest rates are low or that rates will
lower interest rate.                              be declining, managers of these funds typically look for mortgage securities that they believe are less likely to be prepaid. The Delaware Foundation Funds will be more or less subject to this risk depending on how much they have allocated to these Delaware Investments Funds.

                                                  For the Growth            For the Balanced          For the Income Portfolio,
                                                  Portfolio there is low    Portfolio there is        this could be a
                                                  exposure to this risk     relatively low exposure   significant risk due
                                                  due to a reduced          to this risk, due to      to its greater focus on
                                                  emphasis on the           its balanced approach     the fixed-income asset
                                                  fixed-income asset        and allocation to         class.
                                                  class.                    equity securities.
------------------------------------------------- ------------------------- ------------------------- --------------------------
Futures and options risk is the possibility       Each of the Delaware Foundation Funds and many of the Delaware Investments
that a fund may experience a loss if it employs   Funds may use options and futures for defensive purposes, such as to protect
an options or futures strategy related to a       gains in the portfolio without actually selling a security, or to gain
security or a market index and that security or   exposure to a particular market segment without purchasing individual
index moves in the opposite direction from what   securities in the segment. We will generally not use futures and options for
the manager anticipated. Futures and options      speculative reasons.
also involve additional expenses, which could
reduce any benefit or increase any loss that
fund gains from using the strategy.
------------------------------------------------- ------------------------------------------------------------------------------
Foreign risk is the risk that foreign             Many of the Delaware Investments Funds invest some or all of their assets in
securities may be adversely affected by           foreign securities. Though each of the Delaware Foundation Funds may invest in
political instability, changes in currency        international funds or international securities, they only may invest a
exchange rates, inefficient markets, foreign      limited portion of their net assets in international funds as described below.
economic conditions, lack of information or       Holding both international and domestic securities in a well-allocated
inadequate regulatory and accounting              portfolio may actually help to reduce overall portfolio risk since these types
standards.                                        of securities may experience different performance cycles.

                                                  The Growth Portfolio      The Balanced Portfolio    The Income Portfolio has
                                                  has moderate exposure     has moderate exposure     low exposure to this
                                                  to this risk, since       to this risk, since       risk because
                                                  international holdings    international holdings    international holdings
                                                  may range from 10% to     may range from 5% to      are limited to 10% of
                                                  30% of net assets.        20% of net assets.        net assets.
------------------------------------------------- ------------------------- ------------------------- --------------------------

------------------------------------------------- ------------------------------------------------------------------------------
                     Risks                                   Degree to which the Funds are subject to this risk and
                                                                        How we strive to manage the risk
------------------------------------------------- ------------------------- ------------------------- --------------------------
                                                  Delaware Foundation       Delaware Foundation       Delaware Foundation
                                                  Funds Growth Portfolio    Funds Balanced Portfolio  Funds Income Portfolio
------------------------------------------------- ------------------------- ------------------------- --------------------------
Emerging markets risk is the possibility that     Delaware Global Bond Fund, Delaware Emerging Markets Fund and Delaware New
the risks associated with international           Pacific Fund are all subject to this risk. Each Fund carefully selects
investing will be greater in emerging markets     securities within emerging markets and strives to consider all relevant risks
than in more developed foreign markets because,   associated with an individual company. When deciding how much to allocate to
among other things, emerging markets may have     these Funds, the Delaware Foundation Funds manager will consider whether the less stable political and economic environments.  potential rewards of investing in these Funds outweigh the potential risks.

                                                  The Growth Portfolio      The Balanced Portfolio    The Income Portfolio has
                                                  has moderate exposure     has moderate exposure     low exposure to this
                                                  to this risk, since       to this risk, since       risk because
                                                  international holdings    international holdings    international holdings
                                                  may range from 10% to     may range from 5% to      are limited to 10% of
                                                  30% of net assets.        20% of net assets.        net assets.
------------------------------------------------- ------------------------- ------------------------- --------------------------
Currency risk is the risk that the value of a     Each of the Delaware Investments Funds in the international group is subject
Fund's investments may be negatively affected     to this risk. The Funds may try to hedge currency risk by purchasing foreign
by changes in foreign currency exchange rates.    currency exchange contracts. By agreeing to purchase or sell foreign
Adverse changes in exchange rates may reduce or   securities at a pre-set price on a future date, the Funds strive to protect
eliminate any gains produced by investments       the value of the securities they own from future changes in currency rates.
that are denominated in foreign currencies        The Funds will use forward currency exchange contracts only for defensive
and may increase any losses.                      measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.

                                                  The Growth Portfolio      The Balanced Portfolio    The Income Portfolio has
                                                  has moderate exposure     has moderate exposure     minimal exposure to this
                                                  to this risk, since       to this risk, since       risk because
                                                  international holdings    international holdings    international holdings
                                                  may range from 10% to     may range from 5% to      are limited to 10% of
                                                  30% of net assets.        20% of net assets.        net assets.
------------------------------------------------- ------------------------- ------------------------- --------------------------
Non-diversified risk: Non-diversified funds       Each of the Delaware Foundation Funds, as well as several of the Delaware
have the flexibility to invest as much as 50%     Investments Funds they may hold, are non-diversified funds subject to this
of their assets in as few as two issuers          risk. Nevertheless, we typically hold shares of at least four different
provided no single issuer accounts for more       Delaware Investments Funds, which in turn hold a number of securities
than 25% of the portfolio.  The remaining 50%     representing a variety of different issuers or industry sectors. Though we
of the portfolio must be diversified so that no   are technically subject to non-diversified risk, we do not believe it will
more than 5% of the Fund's assets is invested     have a substantial impact on the Delaware Foundation Funds.
in the securities of a single issuer. When a
fund invests its assets in fewer issuers, the
value of fund shares may increase or decrease
more rapidly than if the fund were fully
diversified.
------------------------------------------------- ------------------------------------------------------------------------------
Liquidity risk is the possibility that            Each of the Delaware Foundation Funds' exposure to illiquid securities is
securities cannot be readily sold within seven    limited to 15% of net assets. For each of the Delaware Investments Funds,
days at approximately the price that a fund has   exposure to illiquid securities is limited to 10% to 15% of net assets.
valued them.
------------------------------------------------- ------------------------------------------------------------------------------

Who manages the Funds


Investment manager
The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company manages each Fund's assets by allocating a Fund's assets among the Delaware Investments Funds. The management services include monitoring the Delaware Investments Funds in order to determine whether they are investing their assets in a manner that is consistent with the asset classes targeted for investment by each Fund. Delaware Management Company also oversees the Funds' direct investment in securities, manages the Funds' business affairs and provides daily administrative services. For these services, no fees were paid to the manager for the last fiscal year due to expense limitations in effect for the Funds.


Portfolio managers
J. Paul Dokas has primary responsibility for making day-to-day investment decisions for the Funds. In making investment decisions for each Fund, Mr. Dokas regularly consults with Christopher S. Adams and Robert E. Ginsberg.


J. Paul Dokas, Vice President/Senior Portfolio Manager, is responsible for both asset allocations among the underlying Delaware Investments Funds and the Portfolios' direct investments in securities. He is head of the Structured Products team that manages portfolio allocation and risk control decisions for quantitatively managed portfolios at Delaware Investments. He holds a BBA in Business from Loyola College and an MBA from the University of Maryland. Prior to joining Delaware Investments in 1997, he was a Director of Trust Investments for Bell Atlantic Corporation in Philadelphia. Mr. Dokas is a CFA charterholder.

Christopher S. Adams, Vice President/Senior Equity Analyst, holds both bachelor's and master's degrees in History & Economics from Oxford University, England and received his MBA with dual majors in Finance & Insurance/Risk Management from the Wharton School of Business at the University of Pennsylvania. He is an equity analyst with the Structured Products team. He joined Delaware Investments in 1995 as a member of the Strategic Planning Department, later becoming the Equity Department Business Manager. Prior to joining Delaware Investments, he held positions with Coopers & Lybrand, LLP's Financial Advisory Services group, Sumitomo Bank Ltd. and Bank of America NT & SA in London. Mr. Adams is a CFA Level II candidate.

Robert E. Ginsberg, Vice President/Senior Equity Analyst, graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a degree in Economics with a concentration in Finance. He is an equity analyst with the Structured Products team. Prior to joining Delaware Investments in September of 1997, he was a Consultant at Andersen Consulting working primarily with financial services companies. At Delaware Investments, Mr. Ginsberg handles diverse analytical responsibilities involving large capitalization stocks. He is a CFA Level III candidate.

Who's who?


This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]


                                                         Board of Trustees
Investment Manager                                                                             Custodian
Delaware Management Company                                                                    The Chase Manhattan Bank
One Commerce Square                                                                            4 Chase Metrotech Center
Philadelphia, PA 19103                                         The Funds                       Brooklyn, NY 11245

                                   Distributor                             Service agent
                                   Delaware Distributors, L.P.             Delaware Service Company, Inc.
                                   One Commerce Square                     One Commerce Square
                                   Philadelphia, PA 19103                  Philadelphia, PA 19103


                                   Sub-distributor
                                   Lincoln Financial Distributors, Inc.
                                   350 Church Street
                                   Hartford, CT 06103

Portfolio managers
(see page __ for details)

                               Financial Advisers
                                  Shareholders


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.


Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDRSM) rules governing mutual fund sales practices.

Sub-distributor Lincoln Financial Distributors, Inc. (LFD) serves as the Funds' sub-distributor pursuant to a contractual arrangement with Delaware Distributors, L.P. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Funds

You can choose from a number of share classes for a Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.


o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets (currently set at 0.25%), which is lower than the 12b-1 fee for Class B and Class C shares.


o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A sales charges


------------------------------------------------------------------------------------------------------------------------------
      Amount of purchase           Sales charge as % of        Sales charge as % of     Dealer's commission as % of offering
                                      offering price             amount invested                        price
------------------------------- --------------------------- --------------------------- --------------------------------------
       Less than $50,000                   5.75%                       6.10%                            5.00%
------------------------------- --------------------------- --------------------------- --------------------------------------

------------------------------- --------------------------- --------------------------- --------------------------------------
          $50,000 but                      4.75%                       4.99%                            4.00%
------------------------------- --------------------------- --------------------------- --------------------------------------
         under $100,000
------------------------------- --------------------------- --------------------------- --------------------------------------

------------------------------- --------------------------- --------------------------- --------------------------------------
          $100,000 but                     3.75%                       3.90%                            3.00%
------------------------------- --------------------------- --------------------------- --------------------------------------
         under $250,000
------------------------------- --------------------------- --------------------------- --------------------------------------

------------------------------- --------------------------- --------------------------- --------------------------------------
          $250,000 but                     2.50%                       2.56%                            2.00%
------------------------------- --------------------------- --------------------------- --------------------------------------
         under $500,000
------------------------------- --------------------------- --------------------------- --------------------------------------

------------------------------- --------------------------- --------------------------- --------------------------------------
          $500,000 but                     2.00%                       2.04%                            1.60%
------------------------------- --------------------------- --------------------------- --------------------------------------
        under $1 million
------------------------------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.

------------------------------------------------------------------------------------------------------------------------------
      Amount of purchase            Sales charge as %          Sales charge as % of      Dealer's commission as % of offering
                                    of offering price            amount invested                        price
------------------------------- --------------------------- --------------------------- --------------------------------------
 $1 million up to $5 million               none                        none                             1.00%
------------------------------- --------------------------- --------------------------- --------------------------------------
       Next $20 million                    none                        none                             0.50%
      Up to $25 million
------------------------------- --------------------------- --------------------------- --------------------------------------
   Amount over $25 million                 none                        none                             0.25%
------------------------------- --------------------------- --------------------------- --------------------------------------

Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently set at 0.25%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of a Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

---------------------- -------------------------------- -----------------------------------------------------------------------
       Program         How it works                                                  Share class
                                                              A                            B                        C
---------------------- -------------------------------- -----------------------------------------------------------------------
Letter of Intent       Through a Letter of Intent             X         Although the Letter of Intent and Rights of
                       you agree to invest a                            Accumulation do not apply to the purchase of Class B
                       certain amount in Delaware                       and Class C shares, you can combine your purchase of
                       Investments Funds (except                        Class A shares with your purchase of Class B and
                       money market funds with no                       Class C shares to fulfill your Letter of Intent or
                       sales charge) over a                             qualify for Rights of Accumulation.
                       13-month period to qualify
                       for reduced front-end
                       sales charges.
---------------------- -------------------------------- ---------------
Rights of              You can combine your                   X
Accumulation           holdings or purchases of
                       all funds in the Delaware
                       Investments family (except
                       money market funds with no
                       sales charge) as well as the
                       holdings and purchases of your
                       spouse and children under 21
                       to qualify for reduced
                       front-end sales charges.
---------------------- -------------------------------- --------------- ----------------------------------- -------------------
Reinvestment of        Up to 12 months after you        For Class       For Class B, your account           Not available.
Redeemed Shares        redeem shares, you can           A, you will     will be credited with the
                       reinvest the proceeds            not have to     contingent deferred sales
                       without paying a sales           pay an          charge you previously paid on
                       charge as noted to the           additional      the amount you are
                       right.                           front-end       reinvesting. Your schedule
                                                        sales           for contingent deferred sales
                                                        charge.         charges and conversion to
                                                                        Class A will not start over
                                                                        again; it will pick up from
                                                                        the point at which you
                                                                        redeemed your shares.
---------------------- -------------------------------- --------------- ----------------------------------- -------------------
SIMPLE IRA, SEP        These investment plans may             X         There is no reduction in sales charges for Class B or
IRA, SARSEP,           qualify for reduced sales                        Class C shares for group purchases by retirement
Prototype Profit       charges by combining the                         plans.
Sharing,               purchases of all members
Pension, 401(k),       of the group. Members of
SIMPLE 401(k),         these groups may also
403(b)(7), and         qualify to purchase shares
457 Retirement         without a front-end sales
Plans                  charge and a waiver of any
                       contingent deferred sales
                       charges.
---------------------- -------------------------------- --------------- -------------------------------------------------------

How to buy shares

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Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


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By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


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By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


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By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

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Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine a Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Funds can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

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Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

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By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

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By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

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By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

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Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act or Uniform Transfer to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends for the Delaware Foundation Funds Growth Portfolio and Delaware Foundation Funds Balanced Portfolio, if any, are paid once a year. Dividends for the Delaware Foundation Funds Income Portfolio, if any, are paid quarterly. Capital gains, if any, are paid once a year. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from a Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time a Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights

The financial highlights tables are intended to help you understand each Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request by calling 800.523.1918.

-------------------------------------------------------------------- -------------------------------------------------
Delaware Foundation Funds Growth Portfolio                                               Class A
                                                                     -------------------------------------------------
                                                                                     Year Ended 9/30           Period
                                                                     ---------------- ---------------     12/31/97(1)
                                                                                2000            1999  through 9/30/98
-------------------------------------------------------------------- ---------------- --------------- ----------------
-------------------------------------------------------------------- ---------------- --------------- ----------------
Net asset value, beginning of period                                          $9.500          $8.170           $8.500
-------------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------------- ---------------- --------------- ----------------
Income (loss) from investment operations:
-------------------------------------------------------------------- ---------------- --------------- ----------------
Net investment income(2)                                                       0.174           0.138            0.062
-------------------------------------------------------------------- ---------------- --------------- ----------------
Net realized and unrealized gain (loss) on investments                         0.845           1.295           (0.392)
                                                                               -----           -----          -------
-------------------------------------------------------------------- ---------------- --------------- ----------------
Total from investment operations                                               1.019           1.433           (0.330)
                                                                               -----           -----          -------
-------------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------------- ---------------- --------------- ----------------
Less dividends and distributions:
-------------------------------------------------------------------- ---------------- --------------- ----------------
Dividends from net investment income                                          (0.275)         (0.078)           -----
-------------------------------------------------------------------- ---------------- --------------- ----------------
Distributions from net realized gain on investments                           (0.274)         (0.025)           -----
                                                                             -------         -------            -----
-------------------------------------------------------------------- ---------------- --------------- ----------------
Total dividends and distributions                                             (0.549)         (0.103)           -----
                                                                             -------         -------            -----
-------------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------------- ---------------- --------------- ----------------
Net asset value, end of period                                                $9.970          $9.500           $8.170
                                                                              ======          ======           ======
-------------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------------- ---------------- --------------- ----------------
Total return(3)                                                               10.99%          17.33%           (3.88%)
-------------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------------- ---------------- --------------- ----------------
Ratios and supplemental data:
-------------------------------------------------------------------- ---------------- --------------- ----------------
Net assets, end of period (000 omitted)                                      $12,342         $11,328             $547
-------------------------------------------------------------------- ---------------- --------------- ----------------
Ratio of expenses to average net assets                                        0.80%           0.80%            0.80%
-------------------------------------------------------------------- ---------------- --------------- ----------------
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly                              1.70%           2.21%           14.36%
-------------------------------------------------------------------- ---------------- --------------- ----------------
Ratio of net investment income to average net assets                           1.75%           1.45%            0.96%
-------------------------------------------------------------------- ---------------- --------------- ----------------
Ratio of net investment income (loss) to average net
  assets prior to expense limitation and expenses
  paid indirectly                                                              0.85%           0.04%          (12.60%)
-------------------------------------------------------------------- ---------------- --------------- ----------------
Portfolio turnover                                                               87%            104%              77%
-------------------------------------------------------------------- ---------------- --------------- ----------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The return also reflects expense limitations in effect during the period.

------------------------------------------------------------------- ---------------------------------------------------
Delaware Foundation Funds Growth Portfolio                                               Class B
                                                                    ---------------------------------- ----------------
                                                                                      Year Ended 9/30           Period
                                                                    ----------------- ----------------     12/31/97(1)
                                                                                2000             1999  through 9/30/98
------------------------------------------------------------------- ----------------- ---------------- ----------------
------------------------------------------------------------------- ----------------- ---------------- ----------------
Net asset value, beginning of period                                          $9.470           $8.140           $8.500
------------------------------------------------------------------- ----------------- ---------------- ----------------

------------------------------------------------------------------- ----------------- ---------------- ----------------
Income (loss) from investment operations:
------------------------------------------------------------------- ----------------- ---------------- ----------------
Net investment income(2)                                                       0.099            0.068            0.014
------------------------------------------------------------------- ----------------- ---------------- ----------------
Net realized and unrealized gain (loss) on investments                         0.840            1.287           (0.374)
                                                                               -----            -----          -------
------------------------------------------------------------------- ----------------- ---------------- ----------------
Total from investment operations                                               0.939            1.355           (0.360)
                                                                               -----            -----          -------
------------------------------------------------------------------- ----------------- ---------------- ----------------

------------------------------------------------------------------- ----------------- ---------------- ----------------
Less dividends and distributions:
------------------------------------------------------------------- ----------------- ---------------- ----------------
Dividends from net investment income                                          (0.205)           -----            -----
------------------------------------------------------------------- ----------------- ---------------- ----------------
Distributions from net realized gain on investments                           (0.274)          (0.025)           -----
                                                                             -------          -------            -----
------------------------------------------------------------------- ----------------- ---------------- ----------------
Total dividends and distributions                                             (0.479)          (0.025)           -----
                                                                             -------          -------            -----
------------------------------------------------------------------- ----------------- ---------------- ----------------

------------------------------------------------------------------- ----------------- ---------------- ----------------
Net asset value, end of period                                                $9.930           $9.470           $8.140
                                                                              ======           ======           ======
------------------------------------------------------------------- ----------------- ---------------- ----------------

------------------------------------------------------------------- ----------------- ---------------- ----------------
Total return(3)                                                               10.14%           16.41%          (4.24%)
------------------------------------------------------------------- ----------------- ---------------- ----------------

------------------------------------------------------------------- ----------------- ---------------- ----------------
Ratios and supplemental data:
------------------------------------------------------------------- ----------------- ---------------- ----------------
Net assets, end of period (000 omitted)                                       $2,295           $1,561             $885
------------------------------------------------------------------- ----------------- ---------------- ----------------
Ratio of expenses to average net assets                                        1.55%            1.55%            1.55%
------------------------------------------------------------------- ----------------- ---------------- ----------------
Ratio of expenses to average net assets prior to expense
limitation and expenses paid indirectly                                        2.45%            2.96%           15.11%
------------------------------------------------------------------- ----------------- ---------------- ----------------
Ratio of net investment income to average net assets                           1.00%            0.70%            0.21%
------------------------------------------------------------------- ----------------- ---------------- ----------------
Ratio of net investment income (loss) to average net assets prior
to expense limitation and expenses paid indirectly                             0.10%           (0.71%)         (13.35%)
------------------------------------------------------------------- ----------------- ---------------- ----------------
Portfolio turnover                                                               87%             104%              77%
------------------------------------------------------------------- ----------------- ---------------- ----------------

[RESTUBBED]

------------------------------------------------------------------- ---------------------------------------------------
Delaware Foundation Funds Growth Portfolio                                               Class C
                                                                    --------------------------------- -----------------
                                                                                     Year Ended 9/30            Period
                                                                    ---------------------------------      12/31/97(1)
                                                                               2000             1999   through 9/30/98
------------------------------------------------------------------- ---------------- ---------------- -----------------
------------------------------------------------------------------- ---------------- ---------------- -----------------
Net asset value, beginning of period                                         $9.480           $8.140            $8.500
------------------------------------------------------------------- ---------------- ---------------- -----------------

------------------------------------------------------------------- ---------------- ---------------- -----------------
Income (loss) from investment operations:
------------------------------------------------------------------- ---------------- ---------------- -----------------
Net investment income(2)                                                      0.099            0.067             0.013
------------------------------------------------------------------- ---------------- ---------------- -----------------
Net realized and unrealized gain (loss) on investments                        0.840            1.298            (0.373)
                                                                              -----            -----           -------
------------------------------------------------------------------- ---------------- ---------------- -----------------
Total from investment operations                                              0.939            1.365            (0.360)
                                                                              -----            -----           -------
------------------------------------------------------------------- ---------------- ---------------- -----------------

------------------------------------------------------------------- ---------------- ---------------- -----------------
Less dividends and distributions:
------------------------------------------------------------------- ---------------- ---------------- -----------------
Dividends from net investment income                                         (0.205)          ------             -----
------------------------------------------------------------------- ---------------- ---------------- -----------------
Distributions from net realized gain on investments                          (0.274)          (0.025)             -----
                                                                            -------          -------             -----
------------------------------------------------------------------- ---------------- ---------------- -----------------
Total dividends and distributions                                            (0.479)          (0.025)             -----
                                                                            -------          -------             -----
------------------------------------------------------------------- ---------------- ---------------- -----------------

------------------------------------------------------------------- ---------------- ---------------- -----------------
Net asset value, end of period                                               $9.940           $9.480            $8.140
                                                                             ======           ======            ======
------------------------------------------------------------------- ---------------- ---------------- -----------------

------------------------------------------------------------------- ---------------- ---------------- -----------------
Total return(3)                                                              10.13%           16.53%           (4.24%)
------------------------------------------------------------------- ---------------- ---------------- -----------------

------------------------------------------------------------------- ---------------- ---------------- -----------------
Ratios and supplemental data:
------------------------------------------------------------------- ---------------- ---------------- -----------------
Net assets, end of period (000 omitted)                                        $962             $506               $74
------------------------------------------------------------------- ---------------- ---------------- -----------------
Ratio of expenses to average net assets                                       1.55%            1.55%             1.55%
------------------------------------------------------------------- ---------------- ---------------- -----------------
Ratio of expenses to average net assets prior to expense                      2.45%            2.96%            15.11%
limitation and expenses paid indirectly
------------------------------------------------------------------- ---------------- ---------------- -----------------
Ratio of net investment income to average net assets                          1.00%            0.70%             0.21%
------------------------------------------------------------------- ---------------- ---------------- -----------------
Ratio of net investment income (loss) to average net assets prior             0.10%           (0.71%)          (13.35%)
to expense limitation and expenses paid indirectly
------------------------------------------------------------------- ---------------- ---------------- -----------------
Portfolio turnover                                                              87%             104%               77%
------------------------------------------------------------------- ---------------- ---------------- -----------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The return also reflects expense limitations in effect during the period.

-------------------------------------------------------------------------------- -------------------------------------------------
Delaware Foundation Funds Balanced Portfolio                                                         Class A
                                                                                 --------------------------------- ---------------
                                                                                                                           Period
                                                                                                  Year Ended 9/30     12/31/97(1)
                                                                                 --------------- -----------------        through
                                                                                           2000              1999         9/30/98
-------------------------------------------------------------------------------- --------------- ----------------- ---------------
-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Net asset value, beginning of period                                                     $8.940            $8.130          $8.500
-------------------------------------------------------------------------------- --------------- ----------------- ---------------

-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Net investment income(2)                                                                 0.246             0.249           0.153
-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Net realized and unrealized gain (loss) on investments                                    0.572             0.789         (0.463)
                                                                                          -----             -----         -------
-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Total from investment operations                                                          0.818             1.038         (0.310)
                                                                                          -----             -----         -------
-------------------------------------------------------------------------------- --------------- ----------------- ---------------

-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Less dividends and distributions:
-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Dividends from net investment income                                                    (0.338)           (0.200)         (0.060)
-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Distributions from net realized gain on investments                                     (0.160)           (0.028)            ----
                                                                                        -------           -------            ----
-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Total dividends and distributions                                                       (0.498)           (0.228)         (0.060)
                                                                                        -------           -------         -------
-------------------------------------------------------------------------------- --------------- ----------------- ---------------

-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Net asset value, end of period                                                           $9.260            $8.940          $8.130
                                                                                         ======            ======          ======
-------------------------------------------------------------------------------- --------------- ----------------- ---------------

-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Total return(3)                                                                           9.49%            12.52%         (3.68%)
-------------------------------------------------------------------------------- --------------- ----------------- ---------------

-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Ratios and supplemental data:
-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Net assets, end of period (000 omitted)                                                 $28,344           $17,373            $972
-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Ratio of expenses to average net assets                                                   0.80%             0.80%           0.80%
-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                                 1.23%             1.57%          12.87%
-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Ratio of net investment income to average net assets                                      2.67%             2.73%           2.34%
-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly                                2.24%             1.96%         (9.73%)
-------------------------------------------------------------------------------- --------------- ----------------- ---------------
Portfolio turnover                                                                          80%               93%             73%
-------------------------------------------------------------------------------- --------------- ----------------- ---------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The return also reflects expense limitations in effect during the period.

------------------------------------------------------------------- --------------------------------------------------
Delaware Foundation Funds Balanced Portfolio                                             Class B
                                                                    --------------------------------- ----------------
                                                                                     Year Ended 9/30           Period
                                                                    ---------------- ----------------     12/31/97(1)
                                                                               2000             1999  through 9/30/98
------------------------------------------------------------------- ---------------- ---------------- ----------------
------------------------------------------------------------------- ---------------- ---------------- ----------------
Net asset value, beginning of period                                         $8.950           $8.130           $8.500
------------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------------- ---------------- ---------------- ----------------
Income (loss)  from investment operations:
------------------------------------------------------------------- ---------------- ---------------- ----------------
Net investment income(2)                                                      0.178            0.181            0.104
------------------------------------------------------------------- ---------------- ---------------- ----------------
Net realized and unrealized gain (loss) on investments                        0.577            0.787           (0.444)
                                                                              -----            -----          -------
------------------------------------------------------------------- ---------------- ---------------- ----------------
Total from investment operations                                              0.755            0.968           (0.340)
                                                                              -----            -----          -------
------------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------------- ---------------- ---------------- ----------------
Less dividends and distributions:
------------------------------------------------------------------- ---------------- ---------------- ----------------
Dividends from net investment income                                         (0.285)          (0.120)          (0.030)
------------------------------------------------------------------- ---------------- ---------------- ----------------
Distributions from net realized gain on investments                          (0.160)          (0.028)           -----
                                                                            -------          -------            -----
------------------------------------------------------------------- ---------------- ---------------- ----------------
Total dividends and distributions                                            (0.445)          (0.148)          (0.030)
                                                                            -------          -------          -------
------------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------------- ---------------- ---------------- ----------------
Net asset value, end of period                                               $9.260           $8.950           $8.130
                                                                             ======           ======           ======
------------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------------- ---------------- ---------------- ----------------
Total return(3)                                                               8.75%           11.66%          (4.02%)
------------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------------- ---------------- ---------------- ----------------
Ratios and supplemental data:
------------------------------------------------------------------- ---------------- ---------------- ----------------
Net assets, end of period (000 omitted)                                      $1,213           $1,035             $408
------------------------------------------------------------------- ---------------- ---------------- ----------------
Ratio of expenses to average net assets                                       1.55%            1.55%            1.55%
------------------------------------------------------------------- ---------------- ---------------- ----------------
Ratio of expenses to average net assets prior to expense
limitation and expenses paid indirectly                                       1.98%            2.32%           13.62%
------------------------------------------------------------------- ---------------- ---------------- ----------------
Ratio of net investment income to average net assets                          1.92%            1.98%            1.59%
------------------------------------------------------------------- ---------------- ---------------- ----------------
Ratio of net investment income (loss) to average net assets prior
to expense limitation and expenses paid indirectly                            1.49%            1.21%         (10.48%)
------------------------------------------------------------------- ---------------- ---------------- ----------------
Portfolio turnover                                                              80%              93%              73%
------------------------------------------------------------------- ---------------- ---------------- ----------------

[RESTUBBED]

------------------------------------------------------------------- --------------------------------------------------
Delaware Foundation Funds Balanced Portfolio                                             Class C
                                                                    --------------------------------- ----------------
                                                                                     Year Ended 9/30           Period
                                                                    ---------------- ----------------     12/31/97(1)
                                                                               2000             1999  through 9/30/98
------------------------------------------------------------------- ---------------- ---------------- ----------------
------------------------------------------------------------------- ---------------- ---------------- ----------------
Net asset value, beginning of period                                         $8.960           $8.140           $8.500
------------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------------- ---------------- ---------------- ----------------
Income (loss)  from investment operations:
------------------------------------------------------------------- ---------------- ---------------- ----------------
Net investment income(2)                                                      0.177            0.182            0.104
------------------------------------------------------------------- ---------------- ---------------- ----------------
Net realized and unrealized gain (loss) on investments                        0.588            0.786           (0.434)
                                                                              -----            -----          -------
------------------------------------------------------------------- ---------------- ---------------- ----------------
Total from investment operations                                              0.765            0.968           (0.330)
                                                                              -----            -----          -------
------------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------------- ---------------- ---------------- ----------------
Less dividends and distributions:
------------------------------------------------------------------- ---------------- ---------------- ----------------
Dividends from net investment income                                         (0.285)          (0.120)          (0.030)
------------------------------------------------------------------- ---------------- ---------------- ----------------
Distributions from net realized gain on investments                          (0.160)          (0.028)           -----
                                                                            -------          -------            -----
------------------------------------------------------------------- ---------------- ---------------- ----------------
Total dividends and distributions                                            (0.445)          (0.148)          (0.030)
                                                                            -------          -------          -------
------------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------------- ---------------- ---------------- ----------------
Net asset value, end of period                                               $9.280           $8.960           $8.140
                                                                             ======           ======           ======
------------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------------- ---------------- ---------------- ----------------
Total return(3)                                                               8.74%           11.77%          (3.90%)
------------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------------- ---------------- ---------------- ----------------
Ratios and supplemental data:
------------------------------------------------------------------- ---------------- ---------------- ----------------
Net assets, end of period (000 omitted)                                        $904             $802             $694
------------------------------------------------------------------- ---------------- ---------------- ----------------
Ratio of expenses to average net assets                                       1.55%            1.55%            1.55%
------------------------------------------------------------------- ---------------- ---------------- ----------------
Ratio of expenses to average net assets prior to expense
limitation and expenses paid indirectly                                       1.98%            2.32%           13.62%
------------------------------------------------------------------- ---------------- ---------------- ----------------
Ratio of net investment income to average net assets                          1.92%            1.98%            1.59%
------------------------------------------------------------------- ---------------- ---------------- ----------------
Ratio of net investment income (loss) to average net assets prior
to expense limitation and expenses paid indirectly                            1.49%            1.21%         (10.48%)
------------------------------------------------------------------- ---------------- ---------------- ----------------
Portfolio turnover                                                              80%              93%              73%
------------------------------------------------------------------- ---------------- ---------------- ----------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The return also reflects expense limitations in effect during the period.

------------------------------------------------------------------------------- --------------------------------------
Delaware Foundation Funds Income Portfolio                                                     Class A
                                                                                --------------------------------------
                                                                                                               Period
                                                                                    Year Ended 9/30       12/31/97(1)
                                                                                -------------------------     through
                                                                                       2000         1999      9/30/98
------------------------------------------------------------------------------- ------------ ------------ ------------
------------------------------------------------------------------------------- ------------ ------------ ------------
Net asset value, beginning of period                                                 $8.550       $8.290       $8.500
------------------------------------------------------------------------------- ------------ ------------ ------------

------------------------------------------------------------------------------- ------------ ------------ ------------
Income (loss) from investment operations:
------------------------------------------------------------------------------- ------------ ------------ ------------
Net investment income(2)                                                              0.382        0.382        0.250
------------------------------------------------------------------------------- ------------ ------------ ------------
Net realized and unrealized gain (loss) on investments                                0.249        0.198       (0.350)
                                                                                      -----        -----      -------
------------------------------------------------------------------------------- ------------ ------------ ------------
Total from investment operations                                                      0.631        0.580       (0.100)
                                                                                      -----        -----      -------
------------------------------------------------------------------------------- ------------ ------------ ------------

------------------------------------------------------------------------------- ------------ ------------ ------------
Less dividends and distributions:
------------------------------------------------------------------------------- ------------ ------------ ------------
Dividends from net investment income                                                 (0.468)      (0.295)      (0.110)
------------------------------------------------------------------------------- ------------ ------------ ------------
Distributions from net realized gain on investments                                  (0.043)      (0.025)        none
                                                                                    -------      -------         ----
------------------------------------------------------------------------------- ------------ ------------ ------------
Total dividends and distributions                                                    (0.511)      (0.320)      (0.110)
                                                                                    -------      -------      -------
------------------------------------------------------------------------------- ------------ ------------ ------------

------------------------------------------------------------------------------- ------------ ------------ ------------
Net asset value, end of period                                                       $8.670       $8.550       $8.290
                                                                                     ======       ======       ======
------------------------------------------------------------------------------- ------------ ------------ ------------

------------------------------------------------------------------------------- ------------ ------------ ------------
Total return(3)                                                                       7.66%        6.85%       (1.21%)
------------------------------------------------------------------------------- ------------ ------------ ------------

------------------------------------------------------------------------------- ------------ ------------ ------------
Ratios and supplemental data:
------------------------------------------------------------------------------- ------------ ------------ ------------
Net assets, end of period (000 omitted)                                             $17,051      $17,239         $398
------------------------------------------------------------------------------- ------------ ------------ ------------
Ratio of expenses to average net assets                                               0.80%        0.80%        0.80%
------------------------------------------------------------------------------- ------------ ------------ ------------
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                                            1.71%        2.13%       32.95%
------------------------------------------------------------------------------- ------------ ------------ ------------
Ratio of net investment income to average net assets                                  4.43%        4.34%        3.80%
------------------------------------------------------------------------------- ------------ ------------ ------------
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly                           3.52%        3.01%      (28.35%)
------------------------------------------------------------------------------- ------------ ------------ ------------
Portfolio turnover                                                                      65%          73%          81%
------------------------------------------------------------------------------- ------------ ------------ ------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The return also reflects expense limitations in effect during the period.

------------------------------------------------------------------- -------------------------------------------------
Delaware Foundation Funds Income Portfolio                                              Class B
                                                                    -------------------------------- ----------------
                                                                                                              Period
                                                                                    Year Ended 9/30      12/31/97(1)
                                                                    --------------------------------         through
                                                                               2000            1999          9/30/98
------------------------------------------------------------------- ---------------- --------------- ----------------
------------------------------------------------------------------- ---------------- --------------- ----------------
Net asset value, beginning of period                                         $8.590          $8.290           $8.500
------------------------------------------------------------------- ---------------- --------------- ----------------

------------------------------------------------------------------- ---------------- --------------- ----------------
Income (loss) from investment operations:
------------------------------------------------------------------- ---------------- --------------- ----------------
Net investment income(2)                                                      0.317           0.316            0.201
------------------------------------------------------------------- ---------------- --------------- ----------------
Net realized and unrealized gain (loss) on investments                        0.252           0.219           (0.331)
                                                                              -----           -----          -------
------------------------------------------------------------------- ---------------- --------------- ----------------
Total from investment operations                                              0.569           0.535           (0.130)
                                                                              -----           -----          -------
------------------------------------------------------------------- ---------------- --------------- ----------------

------------------------------------------------------------------- ---------------- --------------- ----------------
Less dividends and distributions:
------------------------------------------------------------------- ---------------- --------------- ----------------
Dividends from net investment income                                         (0.396)         (0.210)          (0.080)
------------------------------------------------------------------- ---------------- --------------- ----------------
Distributions from net realized gain on investments                          (0.043)         (0.025)            none
                                                                            -------         -------             ----
------------------------------------------------------------------- ---------------- --------------- ----------------
Total dividends and distributions                                            (0.439)         (0.235)          (0.080)
                                                                            -------         -------          -------
------------------------------------------------------------------- ---------------- --------------- ----------------

------------------------------------------------------------------- ---------------- --------------- ----------------
Net asset value, end of period                                               $8.720          $8.590           $8.290
                                                                             ======          ======           ======
------------------------------------------------------------------- ---------------- --------------- ----------------

------------------------------------------------------------------- ---------------- --------------- ----------------
Total return(3)                                                               6.99%           6.18%          (1.56%)
------------------------------------------------------------------- ---------------- --------------- ----------------

------------------------------------------------------------------- ---------------- --------------- ----------------
Ratios and supplemental data:
------------------------------------------------------------------- ---------------- --------------- ----------------
Net assets, end of period (000 omitted)                                        $370            $243              $26
------------------------------------------------------------------- ---------------- --------------- ----------------
Ratio of expenses to average net assets                                       1.55%           1.55%            1.55%
------------------------------------------------------------------- ---------------- --------------- ----------------
Ratio of expenses to average net assets prior to expense
limitation and expenses paid indirectly                                       2.46%           2.88%           33.70%
------------------------------------------------------------------- ---------------- --------------- ----------------
Ratio of net investment income to average net assets                          3.68%           3.59%            3.05%
------------------------------------------------------------------- ---------------- --------------- ----------------
Ratio of net investment income (loss) to average net assets prior
to expense limitation and expenses paid indirectly                            2.77%           2.26%          (29.10%)
------------------------------------------------------------------- ---------------- --------------- ----------------
Portfolio turnover                                                              65%             73%              81%
------------------------------------------------------------------- ---------------- --------------- ----------------

[RESTUBBED]

------------------------------------------------------------------- -------------------------------------------------
Delaware Foundation Funds Income Portfolio                                              Class C
                                                                    --------------------------------- ---------------
                                                                                                              Period
                                                                                     Year Ended 9/30     12/31/97(1)
                                                                    ---------------------------------        through
                                                                               2000             1999         9/30/98
------------------------------------------------------------------- ---------------- ---------------- ---------------
------------------------------------------------------------------- ---------------- ---------------- ---------------
Net asset value, beginning of period                                         $8.580           $8.290          $8.500
------------------------------------------------------------------- ---------------- ---------------- ---------------

------------------------------------------------------------------- ---------------- ---------------- ---------------
Income (loss) from investment operations:
------------------------------------------------------------------- ---------------- ---------------- ---------------
Net investment income(2)                                                      0.317            0.316           0.204
------------------------------------------------------------------- ---------------- ---------------- ---------------
Net realized and unrealized gain (loss) on investments                        0.242            0.209          (0.334)
                                                                              -----            -----         -------
------------------------------------------------------------------- ---------------- ---------------- ---------------
Total from investment operations                                              0.559            0.525          (0.130)
                                                                              -----            -----         -------
------------------------------------------------------------------- ---------------- ---------------- ---------------

------------------------------------------------------------------- ---------------- ---------------- ---------------
Less dividends and distributions:
------------------------------------------------------------------- ---------------- ---------------- ---------------
Dividends from net investment income                                         (0.396)          (0.210)         (0.080)
------------------------------------------------------------------- ---------------- ---------------- ---------------
Distributions from net realized gain on investments                          (0.043)          (0.025)           none
                                                                            -------          -------            ----
------------------------------------------------------------------- ---------------- ---------------- ---------------
Total dividends and distributions                                            (0.439)          (0.235)         (0.080)
                                                                            -------          -------         -------
------------------------------------------------------------------- ---------------- ---------------- ---------------

------------------------------------------------------------------- ---------------- ---------------- ---------------
Net asset value, end of period                                               $8.700           $8.580          $8.290
                                                                             ======           ======          ======
------------------------------------------------------------------- ---------------- ---------------- ---------------

------------------------------------------------------------------- ---------------- ---------------- ---------------
Total return(3)                                                               6.88%            6.06%         (1.56%)
------------------------------------------------------------------- ---------------- ---------------- ---------------

------------------------------------------------------------------- ---------------- ---------------- ---------------
Ratios and supplemental data:
------------------------------------------------------------------- ---------------- ---------------- ---------------
Net assets, end of period (000 omitted)                                        $192             $195            $123
------------------------------------------------------------------- ---------------- ---------------- ---------------
Ratio of expenses to average net assets                                       1.55%            1.55%           1.55%
------------------------------------------------------------------- ---------------- ---------------- ---------------
Ratio of expenses to average net assets prior to expense
limitation and expenses paid indirectly                                       2.46%            2.88%          33.70%
------------------------------------------------------------------- ---------------- ---------------- ---------------
Ratio of net investment income to average net assets                          3.68%            3.59%           3.05%
------------------------------------------------------------------- ---------------- ---------------- ---------------
Ratio of net investment income (loss) to average net assets prior
to expense limitation and expenses paid indirectly                            2.77%            2.26%         (29.10%)
------------------------------------------------------------------- ---------------- ---------------- ---------------
Portfolio turnover                                                              65%              73%             81%
------------------------------------------------------------------- ---------------- ---------------- ---------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The return also reflects expense limitations in effect during the period.

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders, if any, would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Lehman Brothers Aggregate Bond Index
An index that measures the performance of about 6,500 U.S. corporate and government bonds.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulations, Inc.  (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Composite Stock Index
The S&P 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Foundation Funds Growth Portfolio
Delaware Foundation Funds Balanced Portfolio
Delaware Foundation Funds Income Portfolio

Additional information about the Funds' investments is available in the Funds' annual and semi-annual report to shareholders. In the Funds' shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Funds, you can write to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.org or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o        For Fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-08457

Fund Symbols

Fund Name                                        CUSIP number     NASDAQ symbol
Delaware Foundation Funds Growth Portfolio
       Class A                                    245918883           DFGAX
       Class B                                    245918875            N/A
       Class C                                    245918867            N/A
Delaware Foundation Funds Balanced Portfolio
       Class A                                    245918503           DFBAX
       Class B                                    245918602            N/A
       Class C                                    245918701            N/A
Delaware Foundation Funds Income Portfolio
       Class A                                    245918107           DFIAX
       Class B                                    245918206            N/A
       Class C                                    245918305            N/A


                                    DELAWARE
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London

P-452 [--] PP 11/00

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London


                            Delaware Foundation Funds
                                Growth Portfolio
                               Balanced Portfolio
                                Income Portfolio


                              Institutional Classes



                                   Prospectus
                                January 29, 2001

                             Asset Allocation Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

Fund profiles                                                 page
Delaware Foundation Funds Growth Portfolio
Delaware Foundation Funds Balanced Portfolio
Delaware Foundation Funds Income Portfolio

How we manage the Funds                                       page
Our investment strategies
The securities we typically invest in
The risks of investing in the Funds

Who manages the Funds                                         page
Investment manager
Portfolio managers
Fund administration (Who's who)

About your account                                            page
Investing in the Funds
      How to buy shares
      How to redeem shares
      Account minimum
      Exchanges
Dividends, distributions and taxes

Certain management considerations                             page

Financial highlights                                          page

Profile: Delaware Foundation Funds Growth Portfolio

What are the Fund's goals?
The Delaware Foundation Funds Growth Portfolio seeks long-term capital growth. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in shares of selected Delaware Investments Funds including equity funds and to a lesser extent, fixed-income funds. We may also invest in individual securities. We use an active asset allocation approach in selecting investments for the Fund. In striving to meet its objective, the Fund will typically invest more of its assets in equity funds and securities than in fixed-income funds and securities. Typically, the Fund will invest between 10% and 30% of its assets in international funds or securities.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund is subject to the same risks as the underlying Delaware Investments Funds that it invests in. Therefore, to the extent that it invests in equity funds, it will be affected by declines in stock prices. To the extent that it invests in fixed-income funds, it will be affected by changes in interest rates. If interest rates rise, the value of the bonds in the portfolio would decline and the value of Fund shares could decline as well. To the extent that it invests in international funds or securities, the Fund will be affected by changes in currency exchange rates as well as political, economic and regulatory conditions in the countries represented in its portfolio.

Because the Fund may invest in as few as four different underlying funds or a small number of securities, it is considered a non-diversified investment company under the Investment Company Act of 1940 and may be subject to greater risk than if it were diversified. However, the underlying Delaware Investments Funds generally hold a broad mix of securities, which helps to lessen this risk.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors who are in the earlier stage of wealth accumulation, generally with higher risk tolerance.
o Investors looking for the capital appreciation potential of the stock market and who have no need for current income.
o Investors who would like a portfolio with broad diversification across various types of securities and active asset allocation by a professional money manager.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the Delaware Foundation Funds Growth Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund for the past three calendar years as well as the average annual returns for one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps. The returns would be lower without the expense caps.

[GRAPHIC OMITTED: BAR CHART TOTAL RETURN (Institutional)]

Year-by-year total return (Institutional Class)

------------------------------------
1998           1999        2000
------------------------------------
10.54%         14.57%      -6.55%
------------------------------------

As of December 31, 2000, the Fund's Institutional Class had a calendar year-to-date return of -6.55%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 14.86% for the quarter ended December 31, 1998 and its lowest return was -11.57% for the quarter ended September 30, 1998.

                                                                           Average annual returns for periods ending 12/31/00

------------------------------------------------------------------------------------------------------------------------
CLASS                      Delaware Foundation Funds Growth Portfolio                  S&P 500 Composite Stock
                           Institutional Class (Inception 12/31/97)                    Index
------------------------------------------------------------------------------------------------------------------------
1 year                                               -6.55%                                          -9.10%
------------------------------------------------------------------------------------------------------------------------
Lifetime                                              5.77%                                          12.26%
------------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the S&P 500 Composite Stock Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. The index is not a perfect comparison for the Fund because the Fund may invest in fixed-income and international securities, which are not included in the index.

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on                       none
purchases as a percentage of offering price
-----------------------------------------------------------------
Maximum contingent deferred sales charge                     none
(load) as a percentage of original purchase
price or redemption price, whichever is lower
-----------------------------------------------------------------
Maximum sales charge (load) imposed on                       none
reinvested dividends
-----------------------------------------------------------------
Redemption fees                                              none
-----------------------------------------------------------------
Exchange fees(1)                                             none
-----------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------------------
Management fees(2)                                          0.25%
------------------------------------------------------------------
Distribution and service (12b-1) fees                        none
------------------------------------------------------------------
Other expenses                                              1.20%
------------------------------------------------------------------
Total annual fund operating expenses                        1.45%
------------------------------------------------------------------
Fee waivers and payments(3)                                (0.90%)
------------------------------------------------------------------
Net expenses                                                0.55%
------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------
1 year                   $56
-----------------------------
3 years                 $370
-----------------------------
5 years                 $706
-----------------------------
10 years              $1,658
-----------------------------

This example is also based on a hypothetical investment of $10,000 with an annual 5% return over the time shown but assumes the net expenses of the Delaware Foundation Funds Growth Portfolio noted above. In this example we have also included an estimate of the average aggregate total operating expenses of the Delaware Investments Funds as described on page __. When the Fund invests in any of these funds, it absorbs a portion of their underlying expenses. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------
1 year                  $158
-----------------------------
3 years                 $490
-----------------------------
5 years                 $845
-----------------------------
10 years              $1,845
-----------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has agreed to limit its management fee to no more than 0.10% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through January 31, 2002 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10.

Profile: Delaware Foundation Funds Balanced Portfolio

What are the Fund's goals?
The Delaware Foundation Funds Balanced Portfolio seeks capital appreciation with current income as a secondary objective. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in shares of selected Delaware Investments Funds including equity, fixed-income and international funds. We may also invest in individual securities. We use an active asset allocation approach in selecting investments for the Fund.

The Fund has the flexibility to invest more in equity funds and securities or more in fixed-income funds and securities, depending on market conditions. However, it will typically invest at least 25% in fixed-income securities or fixed-income funds. The Fund will typically invest between 5% and 20% of its assets in international funds and securities.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund is subject to the same risks as the underlying Delaware Investments Funds that it invests in. Therefore, to the extent that it invests in equity funds, it will be affected by declines in stock prices. To the extent that it invests in fixed-income funds, it will be affected by changes in interest rates. If interest rates rise, the value of the bonds in the portfolio will decline and the Fund's share value could decline as well. To the extent that it invests in international funds or securities, the Fund will be affected by changes in currency exchange rates as well as political, economic and regulatory conditions in the countries represented in its portfolio.

Because the Fund may invest in as few as four different underlying funds or a small number of securities, it is considered a non-diversified investment company under the Investment Company Act of 1940 and may be subject to greater risk than if it were diversified. However, the underlying Delaware Investments Funds generally hold a broad mix of securities, which helps to lessen this risk.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors who are in the wealth accumulation phase, generally with moderate risk tolerance.
o Investors looking for the capital appreciation potential of the stock market and the income potential of the bond market.
o Investors who would like a portfolio with broad diversification across various types of securities and active asset allocation by a professional money manager.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors whose primary goal is high current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Foundation Funds Balanced Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund for the past three calendar years as well as the average annual returns for one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps. The returns would be lower without the expense caps.

[GRAPHIC OMITTED: BAR CHART TOTAL RETURN (Institutional)]

Year-by-year total return (Institutional Class)

------------------------------------
    1998         1999       2000
------------------------------------
    7.69%        9.22%     -2.31%
------------------------------------

As of December 31, 2000, the Fund's Institutional Class had a calendar year-to-date return -2.31%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 11.67% for the quarter ended December 31, 1998 and its lowest return was -9.58% for the quarter ended September 30, 1998.

                                                                       Average annual returns for periods ending 12/31/00

-------------------------------------------------------------------------------------------------------------------------
                      Delaware Foundation Funds                S&P 500 Composite         Lehman Brothers
                      Balanced Portfolio Institutional         Stock Index               Aggregate Bond Index
                      Class (Inception 12/31/97)
-------------------------------------------------------------------------------------------------------------------------
1 year                           -2.31%                           -9.10%                       11.63%
-------------------------------------------------------------------------------------------------------------------------
Lifetime                          4.73%                           12.26%                        6.36%
-------------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the S&P 500 Composite Stock Index and the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Neither index is a perfect comparison to Delaware Foundation Funds Balanced Portfolio since the S&P 500 does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks.

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on                      none
purchases as a percentage of offering price
-----------------------------------------------------------------
Maximum contingent deferred sales charge                    none
(load) as a percentage of original purchase
price or redemption price, whichever is lower
-----------------------------------------------------------------
Maximum sales charge (load) imposed on                      none
reinvested dividends
-----------------------------------------------------------------
Redemption fees                                             none
-----------------------------------------------------------------
Exchange fees(1)                                            none
-----------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

-----------------------------------------------------------------
Management fees(2)                                         0.25%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                       none
-----------------------------------------------------------------
Other expenses                                             0.73%
-----------------------------------------------------------------
Total annual fund operating expenses                       0.98%
-----------------------------------------------------------------
Fee waivers and payments(3)                               (0.43%)
-----------------------------------------------------------------
Net expenses                                               0.55%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------
1 year                   $56
-----------------------------
3 years                 $269
-----------------------------
5 years                 $500
-----------------------------
10 years              $1,162
-----------------------------

This example is based on a hypothetical investment of $10,000 with an annual 5% return over the time shown but assumes the net expenses of the Delaware Foundation Funds Balanced Portfolio noted above. In this example we have also included an estimate of the average aggregate total operating expenses of the Delaware Investments Funds as described on page __. When the Fund invests in any of these funds, it absorbs a portion of their underlying expenses. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------
1 year                  $158
-----------------------------
3 years                 $490
-----------------------------
5 years                 $845
-----------------------------
10 years              $1,845
-----------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has agreed to limit its management fee to no more than 0.10% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through January 31, 2002 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10.

Profile: Delaware Foundation Funds Income Portfolio

What are the Fund's goals?
The Delaware Foundation Funds Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in shares of selected Delaware Investments Funds including fixed-income and equity funds. We may also invest in individual securities. We use an active asset allocation approach in selecting investments for the Fund. In striving to meet its objective, the Fund would typically have a larger percentage of its assets allocated to fixed-income funds and securities (generally at least 45%) than to equity funds and securities (generally at least 20%). The Fund may allocate up to 10% to international funds and securities.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund is subject to the same risks as the underlying Delaware Investments Funds that it invests in. Therefore, to the extent that it invests in fixed-income funds, it will be affected by changes in interest rates. If interest rates rise, the value of the bonds in the portfolio will decline and the Fund's share value could decline as well. To the extent that it invests in equity funds, it will be affected by declines in stock prices. Because the Fund may invest in as few as four different underlying funds or a small number of securities, it is considered a non-diversified investment company under the Investment Company Act of 1940 and may be subject to greater risk than if it were diversified. However, the underlying Delaware Investments Funds generally hold a broad mix of securities, which helps to lessen this risk.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors who are in the wealth preservation phase, generally with lower risk tolerance.
o Investors in the pre-retirement or retirement phase, looking for an increase in income.
o Investors who want a portfolio with broad diversification across various types of securities and active asset allocation by a professional money manager.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors whose primary goal is capital appreciation.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Foundation Funds Income Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund for the past three calendar years as well as the average annual returns for one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps. The returns would be lower without the expense caps.

[GRAPHIC OMITTED: BAR CHART TOTAL RETURN (Institutional)]

Year-by-year total return (Institutional Class)

------------------------------------
     1998         1999       2000
------------------------------------
     6.49%        4.04%     1.40%
------------------------------------

As of December 31, 2000, the Fund's Institutional Class had a calendar year-to-date return of 1.40%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 7.67% for the quarter ended December 31, 1998 and its lowest return was -6.34% for the quarter ended September 30, 1998.

                                                                     Average annual returns for periods ending 12/31/00

-----------------------------------------------------------------------------------------------------------------------
                    Delaware Foundation Funds Income Portfolio               Lehman Brothers Aggregate Bond Index
                    Institutional Class (Inception 12/31/97)
-----------------------------------------------------------------------------------------------------------------------
1 year                                       1.40%                                            -9.10%
-----------------------------------------------------------------------------------------------------------------------
Lifetime                                     3.95%                                            12.26%
-----------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. In addition, the index is not a perfect comparison to the Fund, because the Fund invests in a variety of asset classes, not represented in the index, including equity securities, international securities and high-yielding corporate bonds.

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on                      none
purchases as a percentage of offering price
-----------------------------------------------------------------
Maximum contingent deferred sales charge                    none
(load) as a percentage of original purchase
price or redemption price, whichever is lower
-----------------------------------------------------------------
Maximum sales charge (load) imposed on                      none
reinvested dividends
-----------------------------------------------------------------
Redemption fees                                             none
-----------------------------------------------------------------
Exchange fees(1)                                            none
-----------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------------------
Management fees(2)                                          0.25%
------------------------------------------------------------------
Distribution and service (12b-1) fees                        none
------------------------------------------------------------------
Other expenses                                              1.21%
------------------------------------------------------------------
Total annual fund operating expenses                        1.46%
------------------------------------------------------------------
Fee waivers and payments(3)                               (0.91%)
------------------------------------------------------------------
Net expenses                                                0.55%
------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------
1 year                   $56
-----------------------------
3 years                 $372
-----------------------------
5 years                 $711
-----------------------------
10 years              $1,668
-----------------------------

This example is also based on a hypothetical investment of $10,000 with an annual 5% return over the time shown but assumes the net expenses of the Delaware Foundation Funds Income Portfolio noted above. In this example we have also included an estimate of the average aggregate total operating expenses of the Delaware Investments Funds as described on page __. When the Fund invests in any of these funds, it absorbs a portion of their underlying expenses. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------
1 year                  $153
-----------------------------
3 years                 $474
-----------------------------
5 years                 $818
-----------------------------
10 years              $1,791
-----------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has agreed to limit its management fee to no more than 0.10% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through January 31, 2002 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10.

Indirect expenses paid by the Delaware Foundation Funds

Because the Delaware Foundations Funds invest primarily in other Delaware Investments Funds, they will be shareholders of those funds. Like all shareholders, the Delaware Foundation Funds will indirectly bear a proportionate share of any management fees and other expenses of the funds it holds. These fees, which are deducted from the underlying funds before their share prices are calculated, are in addition to the fees and expenses described in each Delaware Foundation Fund profile. Depending on which funds are held in each Delaware Foundation Fund portfolio, the fees will vary over time. However, in order to give you an idea of what these fees might be, we have calculated an average expense ratio for each Delaware Foundation Fund, based on the expense ratios of the Delaware Investments Funds for each of their most recent fiscal years and the Delaware Foundation Funds' portfolio allocations as of September 30, 2000. Based on these hypothetical calculations, the combined average expense ratio of the Delaware Investments Funds that is borne indirectly by each of the Delaware Foundation Funds would have been as follows:

                      Growth Portfolio       1.00%
                      Balanced Portfolio     1.00%
                      Income Portfolio       0.95%

Expenses will differ depending on how the Delaware Foundation Funds allocate assets among the Delaware Investments Funds.

How we manage the Funds

Our investment strategies

In order to meet the changing needs of investors throughout their lives, Delaware Foundation Funds offer three different portfolios with varying levels of income and growth potential and corresponding variations in risk. From the most conservative (the Delaware Foundation Funds Income Portfolio) to the moderate (the Delaware Foundation Funds Balanced Portfolio) to the most aggressive (the Delaware Foundation Funds Growth Portfolio), each Fund relies on active asset allocation and invests in a range of Delaware Investments mutual funds as they strive to attain their objectives.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Each Delaware Foundation Fund is a type of mutual fund known as a fund-of-funds. A fund-of-funds typically invests in other mutual funds rather than individual securities. The potential benefits of such a strategy are three-fold:

1. An extra layer of diversification through shared ownership in the individual securities held by the underlying funds;
2. Access to the investment expertise of multiple portfolio managers and analysts who work on the individual underlying funds; and
3. A professional portfolio manager who makes asset allocation decisions.

We offer the Delaware Foundation Funds because we determined that a fund-of-funds was an efficient way to provide active asset allocation services to meet the needs of investors at various stages of their life and wealth accumulation efforts. Our active asset allocation strategy begins with an evaluation of three key factors:

[ ] the expected return of specific asset classes such as equities or fixed-income securities;
[ ] the expected volatility or degree to which returns of each asset class have varied from one period to the next; and
[ ] the correlation of various asset classes, that is, the degree to which two asset classes move up or down together.

After using this information to determine how much of each Delaware Foundation Fund will be allocated to a particular asset class, we then select specific Delaware Investments Funds for the portfolio. We have identified a select group of funds that suit the allocation strategies of the Delaware Foundation Funds and have grouped them into four broad asset classes.

The Delaware Investments Funds we typically invest in are listed below in their respective asset classes. Groupings are approximate and based on the core strategy of each individual fund. Management may add or delete funds from this list without shareholder approval.

         Delaware Investments Funds available to the Delaware Foundation Funds
         U.S. Equities
         Delaware Blue Chip Fund                               Delaware REIT Fund
         Delaware Growth and Income Fund                       Delaware Research Fund
         Delaware Growth Opportunities Fund                    Delaware Select Growth Fund
            (formerly Delaware DelCap Fund)                    Delaware Small Cap Value Fund
         Delaware Devon Fund                                   Delaware Technology and Innovation Fund
         Delaware Diversified Growth Fund                      Delaware Trend Fund
         Delaware Diversified Value Fund                       Delaware U.S. Growth Fund


         International Equities
         Delaware Emerging Markets Fund                        Delaware International Small Cap Fund
         Delaware International Equity Fund                    Delaware New Pacific Fund

         Fixed-Income
         Delaware American Government Bond Fund                Delaware Global Bond Fund
         Delaware Corporate Bond Fund                          Delaware High-Yield Opportunities Fund
         Delaware Delchester Fund                              Delaware Limited-Term Government Fund
         Delaware Extended Duration Bond Fund

         Money Market
         Delaware Cash Reserve

Once we select appropriate investments for each Delaware Foundation Funds portfolio, we continually monitor the market and economic environments, the risk/reward profiles of each asset class and the performance of individual funds and actively adjust each Delaware Foundation Funds portfolio, striving to meet its investment objective.

The Delaware Foundation Funds' investment objectives are non-fundamental. This means the Board of Trustees may change an objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change became effective.

----------------------------------------------------------------------------------------------------------------------------------
The securities we typically invest in     How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                          Delaware Foundation Funds    Delaware Foundation Funds     Delaware Foundation Funds
                                          Growth Portfolio             Balanced Portfolio            Income Portfolio
----------------------------------------------------------------------------------------------------------------------------------
U.S. equity funds or U.S. equity          45% to 75% of Assets         35% to 65% of Assets          20% to 50% of Assets
securities  May include Delaware
Investments Funds in the equity
asset class or individual equity          ----------------------------------------------------------------------------------------
securities.                               Each Fund may invest in one or more of the mutual funds listed below.
----------------------------------------------------------------------------------------------------------------------------------
Delaware Blue Chip Fund                   Delaware Blue Chip Fund seeks long-term capital appreciation. Current income is a secondary objective. It invests primarily in large ("blue chip") companies.
----------------------------------------------------------------------------------------------------------------------------------
Delaware Growth and Income Fund           Delaware Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. It invests primarily in dividend-paying stocks of large, well-established companies.  Effective as of March 29, 2001, Delaware Growth and
                                          Income Fund will seek capital appreciation with current income as a secondary objective. It will invest primarily in common stocks of large, well-established companies.
----------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Opportunities Fund        Delaware Growth Opportunities Fund seeks long-term capital growth. It invests
   (formerly Delaware DelCap Fund)        primarily in common stocks and convertible securities of medium-sized companies believed to have growth potential.
----------------------------------------------------------------------------------------------------------------------------------
Delaware Devon Fund                       Delaware Devon Fund seeks current income and capital appreciation. It invests primarily in income producing common stocks. Effective as of March 1, 2001,
                                          Delaware Devon Fund will seek total return. It will invest primarily in common stocks that we believe have potential for above-average earnings per share growth over time.
----------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Growth Fund          Delaware Diversified Growth Fund seeks capital appreciation. It invests primarily in large companies believed to have the potential to grow faster than the average company in the S&P 500 Index.
----------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Value Fund           Delaware Diversified Value Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in dividend-paying stocks or income-producing securities that are convertible into common stocks.
----------------------------------------------------------------------------------------------------------------------------------
Delaware REIT Fund                        Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. It invests primarily in real estate investment trusts (REITs) and other companies in the real estate industry.
----------------------------------------------------------------------------------------------------------------------------------
Delaware Research Fund                    Delaware Research Fund seeks to provide long-term capital growth. It invests primarily in 20 to 30 exchange traded equity securities that are held by other
                                          Delaware Investments Funds.
----------------------------------------------------------------------------------------------------------------------------------
Delaware Select Growth Fund               Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities of companies of all sizes that the manager believes have the potential for high earnings growth.
----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund             Delaware Small Cap Value Fund seeks capital appreciation. It invests primarily in small cap companies that are believed to be undervalued.
----------------------------------------------------------------------------------------------------------------------------------
Delaware Technology and Innovation Fund   Delaware Technology and Innovation Fund seeks long-term capital growth. It invests primarily in stocks we believe will benefit from technological advances and improvements.
----------------------------------------------------------------------------------------------------------------------------------
Delaware Trend Fund                       Delaware Trend Fund seeks capital appreciation by investing primarily in securities of emerging or other growth-oriented companies. It focuses on small companies that are believed to be responsive to changes in the marketplace and that have the fundamental characteristics to support continued growth.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
The securities we typically invest in     How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                          Delaware Foundation Funds    Delaware Foundation Funds     Delaware Foundation Funds
                                          Growth Portfolio             Balanced Portfolio            Income Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Delaware U.S. Growth Fund                 Delaware U.S. Growth Fund seeks maximum capital appreciation. It invests primarily in large company growth stocks.
----------------------------------------------------------------------------------------------------------------------------------
Fixed-income funds or fixed-income        5% to 35% of Assets          25% to 55% of Assets          45% to 75% of Assets
securities May include Delaware
Investments Funds in the fixed-income
asset class or individual fixed-income    ----------------------------------------------------------------------------------------
securities.                               Each Fund may invest in one or more of the mutual funds listed below.
----------------------------------------------------------------------------------------------------------------------------------
Delaware American Government Bond Fund    Delaware American Government Bond Fund seeks high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.
------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund              Delaware Corporate Bond Fund seeks to provide investors with total return. It invests primarily in investment grade corporate bonds of intermediate duration.
------------------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund                  Delaware Delchester Fund seeks as high a current income as is consistent with providing reasonable safety. It invests primarily in high-yield, higher risk corporate bonds, commonly known as "junk bonds."
------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund      Delaware Extended Duration Bond Fund seeks to provide investors with total return. It invests primarily in investment grade corporate bonds of relatively longer duration.
------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund                 Delaware Global Bond Fund seeks current income consistent with preservation of principal. It invests primarily in fixed-income securities that may also provide the potential for capital appreciation. At least 65% of its assets will be invested in three different countries, including the U.S.
------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund    Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. It invests primarily in high-yield, higher risk corporate bonds, commonly known as "junk bonds."
------------------------------------------------------------------------------------------------------------------------
Delaware Limited-Term Government Fund     Delaware Limited-Term Government Fund seeks to provide a high stable level of current income, while attempting to minimize fluctuations in principal and provide maximum liquidity. It invests primarily in short and intermediate-term fixed-income securities issued or guaranteed by the U.S. government as well as instruments backed by those securities.
------------------------------------------------------------------------------------------------------------------------

                                                                             16

----------------------------------------------------------------------------------------------------------------------------------
The securities we typically invest in     How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                          Delaware Foundation Funds    Delaware Foundation Funds     Delaware Foundation Funds
                                          Growth Portfolio             Balanced Portfolio            Income Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Money market funds or money market        0-35% of Assets              0-35% of Assets               0-35% of Assets
securities May include Delaware Cash
Reserve Fund, a money market fund,
individual money market securities or
repurchase agreements.
----------------------------------------------------------------------------------------------------------------------------------
Delaware Cash Reserve                     Delaware Cash Reserve seeks to provide maximum current income, while preserving principal and maintaining liquidity. As a money market fund, it invests in highly liquid money market instruments.
----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement       The Delaware Foundation Funds may use overnight repurchase agreements to invest
between a buyer, such as a Fund, and      cash prior to investing it in other funds or securities, or for temporary
seller of securities in which the         defensive purposes. A Fund will only enter into repurchase agreements in which
seller agrees to buy the securities       the collateral is comprised of U.S. government securities.
back within a specified time at the
same price the buyer paid for them,
plus an amount equal to an agreed upon
interest rate. Repurchase agreements
are often viewed as equivalent to
cash.
----------------------------------------------------------------------------------------------------------------------------------
International equity funds or             10%-30% of Assets            5% to 20% of Assets           0-10% of Assets
international equity securities
May include Delaware Investments Funds
in the international equity asset class
or individual international equity        ----------------------------------------------------------------------------------------
securities.                               Each Fund may invest in one or more of the mutual funds listed below.
----------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund            Delaware Emerging Markets Fund seeks long-term capital appreciation. It invests primarily in companies located in under-developed, emerging market countries.
----------------------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund        Delaware International Equity Fund seeks long-term growth without undue risk to principal. It invests primarily in large companies located in developed countries.
----------------------------------------------------------------------------------------------------------------------------------
Delaware International Small Cap Fund     Delaware International Small Cap Fund seeks to achieve long-term capital appreciation. It invests primarily in small companies located in foreign countries.
----------------------------------------------------------------------------------------------------------------------------------
Delaware New Pacific Fund                 Delaware New Pacific Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies that are domiciled in or have their principal business activities in countries located in the Pacific
                                          Basin.
----------------------------------------------------------------------------------------------------------------------------------

                                                                             17

----------------------------------------------------------------------------------------------------------------------------------
The securities we typically invest in     How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                          Delaware Foundation Funds    Delaware Foundation Funds     Delaware Foundation Funds
                                          Growth Portfolio             Balanced Portfolio            Income Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Other types of securities which may be
held by the Delaware Foundation Funds.
----------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent    We might use options or futures to gain exposure to a particular market segment
a right to buy or sell a security or      without purchasing individual funds or securities in that segment. We might use
group of securities at an agreed upon     this approach if we had excess cash that we wanted to invest quickly or to make
price at a future date. The purchaser     an investment without disrupting one of the other Delaware Investments Funds.
of an option may or may not choose to
go through with the transaction.

Futures contracts are agreements for      We might also use options or futures to neutralize the effect of potential price
the purchase or sale of a security or     declines without selling securities.
group of securities at a specified
price, on a specified date. Unlike an
option, a futures contract must be
executed unless it is sold before         Use of these strategies can increase the operating costs of the Funds and can lead
the settlement date.                      to loss of principal.

Options and futures are generally
considered to be derivative securities.
----------------------------------------------------------------------------------------------------------------------------------

Borrowing from banks
The Delaware Foundation Funds may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Funds being unable to meet their investment objectives.

Temporary defensive positions
The Delaware Foundation Funds are permitted to make temporary investments in bonds, cash or cash equivalents and may allocate 100% of their net assets to Delaware Cash Reserve in response to unfavorable market conditions. To the extent that a Fund holds these securities, it may be unable to achieve its objective.

Portfolio turnover
Though we anticipate that each of the Delaware Foundation Funds will have an annual portfolio turnover of less than 100%, some of the funds that the Delaware Foundation Funds may invest in could have turnover rates greater than 100%. A turnover rate of 100% would occur if a fund sold and replaced securities valued at 100% of its net assets within one year. High turnover rates in the individual funds held by the Delaware Foundation Funds could result in increased transaction costs and tax liability for investors.

More About the Delaware Foundation Funds

Guidelines for Purchasing and Redeeming Shares of Other Delaware Investments
Funds

Following is important information about how the Delaware Foundation Funds operate, which you should consider when evaluating the Funds.

[ ] Each Delaware Foundation Funds portfolio will invest in the institutional class shares of approved Delaware Investments Funds. When investing in Delaware Cash Reserve, Class A will be used. This means the Foundation Funds will pay no sales charges or 12b-1 distribution fees on the shares that they purchase.

[ ] Each Foundation Funds' portfolio will indirectly bear a share of fees and expenses that apply to the institutional classes of the Delaware Investments Funds they hold. For more information about this, see page __.

[ ] Any performance reported for the Delaware Foundation Funds will include the impact of all fund expenses whether they are related to the Foundation Funds or the underlying funds they invest in.

[ ] We have adopted Asset Allocation Guidelines for our purchase and sale of other Delaware Investments Funds. If the manager of the Delaware Foundation Funds anticipates that a purchase or redemption will disrupt the investment strategies of another fund, the manager will confer with the portfolio managers of that fund to determine how to minimize adverse affects on both funds. Such steps might include staggering the timing and amounts of the transactions. As a result, the Delaware Foundation Funds might not be able to purchase or redeem shares of other Delaware Investments Funds in the exact manner they would like to. This could decrease the total return or increase the volatility of each Foundation Fund.

[ ] Because many Delaware Investments Funds are managed independently by different individuals or investment teams, there is no overall coordination of purchases and sales of individual securities. Therefore, it is possible that one of the funds held by a Delaware Foundation Funds portfolio or the Delaware Foundation Funds themselves might be acquiring securities at the same time another is selling them. This could increase transaction costs.

The risks of investing in the Funds
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Funds you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term in that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-------------------------------------------------------------------------------------------------------------------------------
                     Risks                                   Degree to which the Funds are subject to this risk and
                                                                        How we strive to manage the risk
-------------------------------------------------------------------------------------------------------------------------------
                                                  Delaware Foundation       Delaware Foundation       Delaware Foundation
                                                  Funds Growth Portfolio    Funds Balanced            Funds Income Portfolio
                                                                            Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority    Most of the underlying Delaware Investments Funds and the Delaware
of the securities in a certain market -- like     Foundation Funds themselves are subject to this risk. In all Funds, we
the stock or bond market -- will decline in       generally maintain a long-term investment approach and focus on securities
value because of factors such as economic         we believe can appreciate over an extended time frame regardless of interim
conditions, future expectations or investor       market fluctuations. Though we may hold securities for any amount of time,
confidence.                                       we generally do not trade for short-term purposes.

                                                  Each Fund may hold a substantial part of its assets in cash or cash equivalents as a temporary, defensive strategy.
-------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the   Most of the underlying Delaware Investments Funds and the Foundation Funds
value of securities in a particular industry or   themselves are subject to this risk. The underlying funds generally hold a
the value of an individual stock or bond will     number of different securities spread across various sectors. The Funds also
decline because of changing expectations for      follow a rigorous selection process before choosing securities and
the performance of that industry or for the       continuously monitor them while they remain in the portfolio. Delaware REIT
individual company issuing the stock.             Fund is particularly sensitive to changes in the real estate market. This combined with the fact that the Delaware Foundation Funds will hold at least four different Delaware Investments Funds, typically representing different asset classes, should help to reduce industry and security risk.
-------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of     Delaware Growth Opportunities Fund, Delaware Select Growth Fund, Delaware
smaller companies may be more volatile than       Small Cap Value Fund, Delaware Trend Fund and Delaware International Small
larger companies because of limited financial     Cap Fund are all subject to this risk. These Funds maintain well-diversified resources or dependence on narrow product lines.  portfolios, select stocks carefully and monitor them continuously.  In determining the asset allocation for the Delaware Foundation Funds, the manager will evaluate the current risk and reward potential of small-cap stocks and make allocation decisions accordingly.

                                                  Growth Portfolio will     Balanced Portfolio will   Income Portfolio will
                                                  generally have            have moderate exposure    generally have less
                                                  significant exposure to   to this risk.             exposure to this risk
                                                  this risk, due to its                               due to its reduced
                                                  greater emphasis on                                 emphasis on equity
                                                  equities.                                           securities.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                     Risks                                   Degree to which the Funds are subject to this risk and
                                                                        How we strive to manage the risk
-------------------------------------------------------------------------------------------------------------------------------
                                                  Delaware Foundation       Delaware Foundation       Delaware Foundation
                                                  Funds Growth Portfolio    Funds Balanced            Funds Income Portfolio
                                                                            Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities    For Delaware Investments Funds in the Fixed-Income group this is generally
will decrease in value if interest rates rise.    the most significant risk. In striving to manage this risk, managers of
The risk is generally associated with bonds;      Delaware fixed-income funds will typically monitor economic conditions and
however, because smaller companies often borrow   the interest rate environment. They will also usually keep the average
money to finance their operations, they may be    maturity of a fund as short as is prudent, in keeping with the individual
adversely affected by rising interest rates.      fund's investment objective.

                                                  The Funds listed on page 15 that are subject to small company risk may also be subject to this risk. The managers of these Funds consider the potential effect that rising interest rates might have on a stock before the stock is purchased.

                                                  The Growth Portfolio      The Delaware Balanced     For the Income
                                                  will generally have       Portfolio will            Portfolio, this is a
                                                  moderate exposure to      generally have moderate   significant risk due to
                                                  this risk due to its      exposure to this risk.    its substantial
                                                  lesser emphasis on        Though it will have a     allocation to
                                                  fixed-income funds and    fixed-income allocation   fixed-income funds and
                                                  securities.  Though it    and holdings of small     securities.
                                                  will have holdings of     companies, these may be
                                                  small companies, these    balanced by equity
                                                  may be balanced by        holdings of larger
                                                  equity holdings of        companies.
                                                  larger companies.
-------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that a bond's issuer      Each of the Delaware Investments Funds in the Fixed-Income group is subject
might be unable to make timely payments of        to some degree of credit risk. This is less substantial for high-quality,
interest and principal.                           government-oriented funds like Delaware American Government Bond Fund and
                                                  Delaware Limited-Term Government Fund and more significant for funds that
Investing in so-called "junk" or "high-yield"     invest in lower quality bonds such as Delaware Delchester Fund, Delaware
bonds entails greater risk of principal loss      High-Yield Opportunities Fund and to some extent, Delaware Emerging Markets
than the risk involved in investment grade        Fund.
bonds.

                                                  For the Growth            For Balanced Portfolio,   For the Income
                                                  Portfolio, this is a      this is a moderate        Portfolio, this may be a
                                                  less significant risk     risk. Though it           significant risk because
                                                  due to its reduced        probably will invest in   the Fund may have a
                                                  emphasis on               Delaware Delchester       substantial allocation
                                                  fixed-income securities.  Fund or Delaware          to Delaware Delchester
                                                                            High-Yield                Fund or Delaware
                                                                            Opportunities Fund,       High-Yield Opportunities
                                                                            these holdings may be     Fund.
                                                                            balanced by an equity
                                                                            allocation or better
                                                                            quality bond holdings.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                     Risks                                   Degree to which the Funds are subject to this risk and
                                                                        How we strive to manage the risk
-------------------------------------------------------------------------------------------------------------------------------
                                                  Delaware Foundation       Delaware Foundation       Delaware Foundation
                                                  Funds Growth Portfolio    Funds Balanced            Funds Income Portfolio
                                                                            Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Prepayment risk is the risk that the principal    Prepayment risk can be a significant risk to funds that have a large
on a bond you own will be prepaid prior to        percentage of holdings in mortgage securities. Among the funds available to
maturity at a time when interest rates are        the Delaware Foundation Funds portfolios, these include the Delaware
lower than what that bond was paying. A fund      American Government Bond Fund and the Delaware Limited-Term Government Fund.
would then have to reinvest that money at a       In order to manage this risk, when we think interest rates are low or that
lower interest rate.                              rates will be declining, managers of these funds typically look for mortgage securities that they believe are less likely to be prepaid. The Delaware
                                                  Foundation Funds will be more or less subject to this risk depending on how much they have allocated to these Delaware Investments Funds.

                                                  For the Growth            For the Balanced          For the Income
                                                  Portfolio there is low    Portfolio there is        Portfolio, this could be
                                                  exposure to this risk     relatively low exposure   a significant risk due
                                                  due to a reduced          to this risk, due to      to its greater focus on
                                                  emphasis on the           its balanced approach     the fixed-income asset
                                                  fixed-income asset        and allocation to         class.
                                                  class.                    equity securities.
-------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility       Each of the Delaware Foundation Funds and many of the Delaware Investments
that a fund may experience a loss if it employs   Funds may use options and futures for defensive purposes, such as to protect
an options or futures strategy related to a       gains in the portfolio without actually selling a security, or to gain
security or a market index and that security or   exposure to a particular market segment without purchasing individual
index moves in the opposite direction from what   securities in the segment. We will generally not use futures and options for
the manager anticipated. Futures and options      speculative reasons.
also involve additional expenses, which could
reduce any benefit or increase any loss that
fund gains from using the strategy.
-------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign             Many of the Delaware Investments Funds invest some or all of their assets in
securities may be adversely affected by           foreign securities. Though each of the Delaware Foundation Funds may invest
political instability, changes in currency        in international funds or international securities, they only may invest a
exchange rates, inefficient markets, foreign      limited portion of their net assets in international funds as described
economic conditions, lack of information or       below. Holding both international and domestic securities in a well-allocated
inadequate regulatory and accounting standards.   portfolio may actually help to reduce overall portfolio risk since these types of securities may experience different performance cycles.

                                                  The Growth Portfolio      The Balanced Portfolio    The Income Portfolio has
                                                  has moderate exposure     has moderate exposure     low exposure to this
                                                  to this risk, since       to this risk, since       risk because
                                                  international holdings    international holdings    international holdings
                                                  may range from 10% to     may range from 5% to      are limited to 10% of
                                                  30% of net assets.        20% of net assets.        net assets.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                     Risks                                   Degree to which the Funds are subject to this risk and
                                                                        How we strive to manage the risk
-------------------------------------------------------------------------------------------------------------------------------
                                                  Delaware Foundation       Delaware Foundation       Delaware Foundation
                                                  Funds Growth Portfolio    Funds Balanced            Funds Income Portfolio
                                                                            Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Emerging markets risk is the possibility that     Delaware Global Bond Fund, Delaware Emerging Markets Fund and Delaware New
the risks associated with international           Pacific Fund are all subject to this risk. Each Fund carefully selects
investing will be greater in emerging markets     securities within emerging markets and strives to consider all relevant
than in more developed foreign markets because,   risks associated with an individual company. When deciding how much to
among other things, emerging markets may have     allocate to these Funds, the Delaware Foundation Funds manager will consider less stable political and economic environments.  whether the potential rewards of investing in these Funds outweigh the potential risks.

                                                  The Growth Portfolio      The Balanced Portfolio    The Income Portfolio has
                                                  has moderate exposure     has moderate exposure     low exposure to this
                                                  to this risk, since       to this risk, since       risk because
                                                  international holdings    international holdings    international holdings
                                                  may range from 10% to     may range from 5% to      are limited to 10% of
                                                  30% of net assets.        20% of net assets.        net assets.
-------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of a     Each of the Delaware Investments Funds in the international group is subject
Fund's investments may be negatively affected     to this risk. The Funds may try to hedge currency risk by purchasing
by changes in foreign currency exchange rates.    foreign currency exchange contracts. By agreeing to purchase or sell
Adverse changes in exchange rates may reduce or   foreign securities at a pre-set price on a future date, the Funds strive to
eliminate any gains produced by investments       protect the value of the securities they own from future changes in currency
that are denominated in foreign currencies and    rates. The Funds will use forward currency exchange contracts only for
may increase any losses.                          defensive measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.

                                                  The Growth Portfolio      The Balanced Portfolio    The Income Portfolio has
                                                  has moderate exposure     has moderate exposure     minimal exposure to this
                                                  to this risk, since       to this risk, since       risk because
                                                  international holdings    international holdings    international holdings
                                                  may range from 10% to     may range from 5% to      are limited to 10% of
                                                  30% of net assets.        20% of net assets.        net assets.
-------------------------------------------------------------------------------------------------------------------------------
Non-diversified risk: Non-diversified funds       Each of the Delaware Foundation Funds, as well as several of the Delaware
have the flexibility to invest as much as 50%     Investments Funds they may hold, are non-diversified funds subject to this
of their assets in as few as two issuers          risk. Nevertheless, we typically hold shares of at least four different
provided no single issuer accounts for more       Delaware Investments Funds, which in turn hold a number of securities
than 25% of the portfolio.  The remaining 50%     representing a variety of different issuers or industry sectors. Though we
of the portfolio must be diversified so that no   are technically subject to non-diversified risk, we do not believe it will
more than 5% of the Fund's assets is invested     have a substantial impact on the Delaware Foundation Funds.
in the securities of a single issuer. When a
fund invests its assets in fewer issuers, the
value of fund shares may increase or decrease
more rapidly than if the fund were fully
diversified.
-------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that            Each of the Delaware Foundation Funds' exposure to illiquid securities is
securities cannot be readily sold within seven    limited to 15% of net assets. For each of the Delaware Investments Funds,
days at approximately the price that a fund has   exposure to illiquid securities is limited to 10% to 15% of net assets.
valued them.
-------------------------------------------------------------------------------------------------------------------------------

                                                                             23

Who manages the Funds

Investment manager
The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company manages each Fund's assets by allocating a Fund's assets among the Delaware Investments Funds. The management services include monitoring the Delaware Investments Funds in order to determine whether they are investing their assets in a manner that is consistent with the asset classes targeted for investment by each Fund. Delaware Management Company also oversees the Funds' direct investment in securities, manages the Funds' business affairs and provides daily administrative services. For these services, no fees were paid to the manager for the last fiscal year due to expense limitations in effect for the Funds.

Portfolio managers
J. Paul Dokas has primary responsibility for making day-to-day investment decisions for the Funds. In making investment decisions for each Fund, Mr. Dokas regularly consults with Christopher S. Adams and Robert E. Ginsberg.

J. Paul Dokas, Vice President/Senior Portfolio Manager, is responsible for both asset allocations among the underlying Delaware Investments Funds and the Portfolios' direct investments in securities. He is head of the Structured Products team that manages portfolio allocation and risk control decisions for quantitatively managed portfolios at Delaware Investments. He holds a BBA in Business from Loyola College and an MBA from the University of Maryland. Prior to joining Delaware Investments in 1997, he was a Director of Trust Investments for Bell Atlantic Corporation in Philadelphia. Mr. Dokas is a CFA charterholder.

Christopher S. Adams, Vice President/Senior Equity Analyst, holds both bachelor's and master's degrees in History & Economics from Oxford University, England and received his MBA with dual majors in Finance & Insurance/Risk Management from the Wharton School of Business at the University of Pennsylvania. He is an equity analyst with the Structured Products team. He joined Delaware Investments in 1995 as a member of the Strategic Planning Department, later becoming the Equity Department Business Manager. Prior to joining Delaware Investments, he held positions with Coopers & Lybrand, LLP's Financial Advisory Services group, Sumitomo Bank Ltd. and Bank of America NT & SA in London. Mr. Adams is a CFA Level II candidate.

Robert E. Ginsberg, Vice President/Senior Equity Analyst, graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a degree in Economics with a concentration in Finance. He is an equity analyst with the Structured Products team. Prior to joining Delaware Investments in September of 1997, he was a Consultant at Andersen Consulting working primarily with financial services companies. At Delaware Investments, Mr. Ginsberg handles diverse analytical responsibilities involving large capitalization stocks. He is a CFA Level III candidate.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                Board of Trustees
Investment Manager                                                                             Custodian
Delaware Management Company                                                                    The Chase Manhattan Bank
One Commerce Square                                                                            4 Chase Metrotech Center
Philadelphia, PA 19103                                         The Funds                       Brooklyn, NY 11245

                                   Distributor                              Service agent
                                   Delaware Distributors, L.P.              Delaware Service Company, Inc.
                                   One Commerce Square                      One Commerce Square
                                   Philadelphia, PA 19103                   Philadelphia, PA 19103


                                   Sub-distributor
                                   Lincoln Financial Distributors, Inc.
                                   350 Church Street
                                   Hartford, CT 06103
Portfolio managers
(see page __ for details)
                                  Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD(SM)) rules governing mutual fund sales practices.

Sub-distributor Lincoln Financial Distributors, Inc. (LFD) serves as the Funds' sub-distributor pursuant to a contractual arrangement with Delaware Distributors, L.P. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Funds

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Funds' manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Funds' manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from advisory clients.

How to buy shares


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By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

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By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

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By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

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Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the funds net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

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By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 267.256.8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

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By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

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By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

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Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, a Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends for the Delaware Foundation Funds Growth Portfolio and Delaware Foundation Funds Balanced Portfolio, if any, are paid once a year. Dividends for the Delaware Foundation Funds Income Portfolio, if any, are paid quarterly. Capital gains, if any, are paid once a year. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from a Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time a Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights

The financial highlights tables are intended to help you understand the Funds' financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request by calling 800.523.1918.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Institutional Class
                                                                                         -----------------------------------------
Delaware Foundation Funds Growth Portfolio                                                      Year Ended 9/30          Period
                                                                                         --------------------------    12/31/97(1)
                                                                                                                         through
                                                                                                 2000         1999       9/30/98
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                           $9.520       $8.180        $8.500
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                                        0.199        0.162         0.078
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                                          0.835        1.303       (0.398)
                                                                                                -----        -----       -------
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                1.034        1.465       (0.320)
                                                                                                -----        -----       -------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                          (0.300)      (0.100)         -----
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments                                           (0.274)      (0.025)         -----
                                                                                              -------      -------         -----
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                             (0.574)      (0.125)         -----
                                                                                              -------      -------         -----
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                 $9.980       $9.520        $8.180
                                                                                               ======       ======        ======
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total return(3)                                                                                11.13%       17.71%       (3.77%)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                                          $221          $65           $48
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                         0.55%        0.55%         0.55%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense limitation and expenses paid           1.45%        1.96%        14.11%
indirectly
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                            2.00%        1.70%         1.21%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets prior to expense                    1.10%        0.29%      (12.35%)
limitation and expenses paid indirectly
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                                87%         104%           77%
----------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and reflects expense limitations in effect during the period.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Institutional Class
                                                                                         -----------------------------------------
Delaware Foundation Funds Balanced Portfolio                                                   Year Ended 9/30           Period
                                                                                         --------------------------    12/31/97(1)
                                                                                                                         through
                                                                                                 2000         1999       9/30/98
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                           $8.940       $8.130        $8.500
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                                        0.269        0.271         0.169
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                                          0.579        0.792       (0.469)
                                                                                                -----        -----       -------
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                0.848        1.063       (0.300)
                                                                                                -----        -----       -------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                          (0.358)      (0.225)       (0.070)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments                                           (0.160)      (0.028)         -----
                                                                                              -------      -------         -----
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                             (0.518)      (0.253)       (0.070)
                                                                                              -------      -------       -------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                 $9.270       $8.940        $8.130
                                                                                               ======       ======        ======
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total return(3)                                                                                 9.85%       12.83%       (3.56%)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                                          $270          $61           $48
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                         0.55%        0.55%         0.55%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense limitation and expenses paid           0.98%        1.32%        12.62%
indirectly
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                            2.92%        2.98%         2.59%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets prior to expense                    2.49%        2.21%       (9.48%)
limitation and expenses paid indirectly
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                                80%          93%           73%
----------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and reflects expense limitations in effect during the period.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Institutional Class
                                                                                         -----------------------------------------
Delaware Foundation Funds Income Portfolio                                                    Year Ended 9/30            Period
                                                                                         --------------------------    12/31/97(1)
                                                                                                                         through
                                                                                                 2000         1999       9/30/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                           $8.560       $8.280        $8.500
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                                        0.404        0.403         0.266
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                                          0.237        0.212       (0.356)
                                                                                                -----        -----       -------
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                0.641        0.615       (0.090)
                                                                                                -----        -----       -------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                          (0.488)      (0.310)       (0.130)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments                                           (0.043)      (0.025)         -----
                                                                                              -------      -------         -----
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                             (0.531)      (0.335)       (0.130)
                                                                                              -------      -------       -------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                 $8.670       $8.560        $8.280
                                                                                               ======       ======        ======
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total return(3)                                                                                 7.90%        7.16%       (1.10%)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                                          $102          $57           $49
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                         0.55%        0.55%         0.55%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense limitation and expenses paid           1.46%        1.88%        32.70%
indirectly
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                            4.68%        4.59%         4.05%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets prior to expense                    3.77%        3.26%      (28.10%)
limitation  and expenses paid indirectly
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                                65%          73%           81%
----------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and reflects expense limitations in effect during the period.

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders, if any, would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Lehman Brothers Aggregate Bond Index
An index that measures the performance of about 6,500 U.S. corporate and government bonds.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulations, Inc.  (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Composite Stock Index
The S&P 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.


Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Foundation Funds Growth Portfolio
Delaware Foundation Funds Balanced Portfolio
Delaware Foundation Funds Income Portfolio

Additional information about the Funds' investments is available in the Funds' annual and semi-annual report to shareholders. In the Funds' shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Funds, you can write to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.510.4015. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Client Services Representative

800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.


Investment Company Act file number: 811-08457

                                                              CUSIP
Delaware Foundation Funds Growth Portfolio                  245918859

Delaware Foundation Funds Balanced Portfolio                245918800

Delaware Foundation Funds Income Portfolio                  245918404


                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London

P-455 [--] PP 11/00

                                    DELAWARE
                                   INVESTMENTS
                              Philadelphia * London


                           Delaware S&P 500 Index Fund

                           Class A * Class B * Class C



                                   Prospectus
                                January 29, 2001

                                Total Return Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

Fund profile                                     page
Delaware S&P 500 Index Fund

How we manage the Fund                           page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Who manages the Fund                             page
Investment manager and sub-adviser
Portfolio manager
Fund administration (Who's who)

About your account                               page
Investing in the Fund
       Choosing a share class
       How to reduce your sales charge
       How to buy shares
       Retirement plans
       How to redeem shares
       Account minimums
       Special services
Dividends, distributions and taxes

Certain management considerations                page

Financial highlights                             page

Glossary                                         page

Profile: Delaware S&P 500 Index Fund
------------------------------------

What is the Fund's goal?
Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
Delaware S&P 500 Index Fund will invest primarily in common stock. The Fund intends to invest in all 500 stocks in the Index (commonly known as the S&P 500 Index) in proportion to their weighting in the Index. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the Index in proportion to their weightings.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of its benchmark index through automated statistical analytic procedures.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. The Fund will be affected by declines in stock prices.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors with long-term financial goals.
o Investors seeking an investment primarily in common stocks.
o Investors seeking total return.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

-----------------------------------------------------------------------------------------------
CLASS                                                               A            B       C
-----------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as a            2.75%        none        none
percentage of offering price
-----------------------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load) as a           none(1)        2%(2)       1%(3)
percentage of original purchase price or redemption
price, whichever is lower
-----------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested                 none        none        none
dividends
-----------------------------------------------------------------------------------------------
Redemption fees                                                   none        none        none
-----------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

-----------------------------------------------------------------------------------------------
Management fees                                                  0.07%       0.07%       0.07%
-----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                            0.15%(4)    1.00%       1.00%
-----------------------------------------------------------------------------------------------
Other expenses                                                   1.64%       1.64%       1.64%
-----------------------------------------------------------------------------------------------
Total annual fund operating expenses                             1.86%       2.71%       2.71%
-----------------------------------------------------------------------------------------------
Fee waivers and payments(5)                                    (1.31%)     (1.31%)     (1.31%)
-----------------------------------------------------------------------------------------------
Net expenses                                                     0.55%       1.40%       1.40%
-----------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------------------------------------------------------------------------------------------
CLASS(7)                   A              B                    B            C                     C
                                                    (if redeemed)                      (if redeemed)
----------------------------------------------------------------------------------------------------
1 year                  $330           $143                 $343         $143                  $243
----------------------------------------------------------------------------------------------------
3 years                 $720           $717                 $817         $717                  $717
----------------------------------------------------------------------------------------------------
5 years               $1,134         $1,318               $1,318       $1,318                $1,318
----------------------------------------------------------------------------------------------------
10 years              $2,290         $2,459               $2,459       $2,945                $2,945
----------------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within one year of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 2%, which declines to 1% during the third year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for Class A shares at 0.15%. Under this formula, 12b-1 plan expenses will not be more than 0.30% of average daily net assets.
(5) The investment manager has contracted to waive fees and pay expenses through January 31, 2002 in order to prevent total operating expenses (excluding any 12b-1 expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.40% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10.
(7) Class B converts to Class A shares after approximately five years. Information for years six through 10 reflects expenses of the Class A shares.

How we manage the Fund
----------------------

Our investment strategies
Delaware S&P 500 Index Fund is a stock fund that seeks to track the performance of the S&P 500 Index, which emphasizes large U.S. companies. We employ a passive management strategy by normally investing in all 500 stocks included in the Index. We generally invest in each stock in roughly the same proportion as represented in the Index. We seek to replicate as closely as possible the aggregate risk characteristics and industry diversification of the Index.

Although we intend to invest in all 500 stocks in the Index, there is no predetermined number of stocks that the Fund must hold. S&P may change the composition of the Index from time to time. We will attempt to reflect those changes as soon as practical. The Fund is usually fully invested. We may buy and sell stock index futures, and buy options on stock indexes and on stock index futures to maintain market exposure and manage cash flow.

We do not anticipate that the Fund will be able to invest in all 500 stocks in the Index until it has at least $50 million in assets under management. Until that time, the Fund will purchase a representative sample of the stocks listed in the Index and utilize futures and options in our effort to replicate the total return of the Index.

We may purchase other types of securities, such as Standard & Poor's Depositary Receipts, American Depositary Receipts, high quality short-term debt securities and certain derivatives.

To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the Index is anticipated in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the Fund's performance to that of the Index will increase as the size of the Fund increases. The Fund's ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares. We will monitor correlation.

Delaware S&P 500 Index Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

-----------------------------------------------------------------------------------------------------------------------------------
The securities we typically invest in                                                    How we use them

-----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of            We will invest primarily in common stocks.  Generally, we will
ownership in a corporation. Stockholders participate in the   seek to invest in all 500 stocks included in the S&P 500 Index.
corporation's profits and losses, proportionate to the
number of shares they own.
-----------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts:  ADRs are issued by a U.S.      We generally invest only in those ADRs included in the S&P 500 Index.
bank and represent the bank's holdings of a stated number
of shares of a foreign corporation.  An ADR entitles the
holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the
same as U.S. securities.
-----------------------------------------------------------------------------------------------------------------------------------

Futures contracts and options on futures contracts: Futures   For hedging purposes, we may have the Fund enter into futures
contracts are agreements for the purchase or sale of a        contracts that relate to securities included in the S&P 500 Index or
specified quantity of securities or the cash value of an      that relate to the Index.  We may also purchase and write call and
index at a specified future date at a price agreed upon       put options on such contracts.
when the contract is made. Under such contracts no delivery
of the actual securities making up the index takes place.
Rather, upon expiration of the contract, settlement is made
by exchanging cash in an amount equal to the difference
between the contract price and the closing price of the
index at expiration, net of variation margin previously
paid.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Certain options and futures may be considered to be
derivative securities.
-----------------------------------------------------------------------------------------------------------------------------------
Options on securities and securities indices: Options         We may write and purchase covered put and call options on securities
represent a right to buy or sell a security at an agreed      included in the S&P 500 Index or that relate to the Index.  Option
upon price at a future date.  The purchaser of an option      transactions of the Fund will be conducted so that the total amount
may or may not choose to go through with the transaction.     paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, we will
Options on securities indices are similar to options on       not have the Fund write a put or call option or combination thereof
securities except there is no transfer of a security and      if, as a result, the aggregate value of all securities or collateral
settlement is in cash. A call option on a securities index    used to cover its outstanding options would exceed 25% of the value
grants the purchaser of the call, for a premium paid to the   of the Fund's total assets.
seller, the right to receive in cash an amount equal to the
difference between the closing value of the index and the
exercise price of the option times a multiplier established
by the exchange upon which the option is traded.

Certain options may be considered to be derivative
securities.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The securities we typically invest in                                                    How we use them

-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such     Typically, we use repurchase agreements as a short-term investment
as the Fund, and a seller of securities in which the seller   for the Fund's cash position. In order to enter into these
agrees to buy the securities back within a specified time     repurchase agreements, the Fund must have collateral of at least
at the same price the buyer paid for them, plus an amount     102% of the repurchase price. The Fund will only enter into
equal to an agreed upon interest rate. Repurchase             repurchase agreements in which the collateral is comprised of U.S.
agreements are often viewed as equivalent to cash.            government securities.
-----------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose      We may invest in privately placed securities including those that
resale is restricted under securities law.                    are eligible for resale only among certain institutional buyers without registration, commonly known as "Rule 144A Securities."
                                                              Restricted securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready      We may invest up to 15% of net assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that a fund has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities, such as Standard & Poor's Depositary Receipts, high quality short-term debt securities, and certain derivatives. Please see the Statement of Additional Information for additional descriptions these securities as well as those listed in the table above.

Lending securities
The Fund may lend up to one-third of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Portfolio turnover
We anticipate that securities will be sold from the Fund only to reflect certain changes in its benchmark index (including mergers or changes in the composition of the index) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the benchmark index. Accordingly, the turnover rate for the Fund is not expected to be greater than 50%, a generally lower turnover rate than for most actively managed investment companies.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------
                     Risks                                           How we strive to manage them
---------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority    The Fund is passively managed and seeks to replicate the total
of the securities in a certain market -- like     return of the S&P 500 Index.  We expect that the Fund will move up
the stock or bond market -- will decline in       and down with the performance of the Index. We do not try to
value because of factors such as economic         predict overall stock market movements and though we may hold
conditions, future expectations or investor       securities for any amount of time, we generally do not trade for
confidence.                                       short-term purposes.
---------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the   The amount of the Fund's assets invested in any one industry and
value of securities in a particular industry or   in any individual security is limited.
the value of an individual stock or bond
will decline because of changing expectations
for the performance of that industry or for the
individual company issuing the stock.
---------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility       We will use options and futures for hedging purposes. We will not
that the Fund may experience a significant loss   use futures and option for speculative reasons.
if it employs an options or futures strategy
related to a securities or a market index and
that security or index moves in the opposite
direction from what the was anticipated.
Futures and options also involve additional
expenses, which could reduce any benefit or
increase any loss that the Fund may gain from
using the strategy.
---------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that            We limit exposure to illiquid securities.
securities cannot be readily sold within seven
days at approximately the price that a fund
has valued them.
---------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager and sub-adviser
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. State Street Global Advisors, a division of State Street Corporation, is the Fund's sub-adviser. As sub-adviser, State Street Global Advisors is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's business affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, no fees were paid as a percentage of average daily net assets for the fiscal year to Delaware and State Street.

Portfolio manager
James B. May leads the portfolio management team that makes investment decisions for the Fund. Mr. May is a Principal of State Street Global Advisors. He joined the firm in 1991. He is a Senior Portfolio Manager in the U.S. Passive Equity Group and currently manages a variety of portfolios, including several mutual funds mutual funds as well as several separately managed funds. Before joining the U.S Passive Equity group, Mr. May worked in the firm's Passive U.S. Equity Operations department as Senior Analyst. He has been working in the investment management field since 1989 when he joined State Street's Custody operation. Mr. May holds an MBA from Boston College and a BS in Finance from Bentley College. He is a member of the Boston Security Analysts Society and the Association for Investment Management Research (AIMR). Mr. May is a CFA charterholder.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

                                                         Board of Trustees
Investment Manager                                                                             Custodian
Delaware Management Company                                                                    The Chase Manhattan Bank
One Commerce Square                                                                            4 Chase Metrotech Center
Philadelphia, PA 19103                                          The Fund                       Brooklyn, NY 11245

Sub-adviser                          Distributor                            Service agent
State Street Global Advisors         Delaware Distributors, L.P.            Delaware Service Company, Inc.
Two International Place              One Commerce Square                    One Commerce Square
Boston, MA 02110                     Philadelphia, PA 19103                 Philadelphia, PA 19103


                                     Sub-distributor
                                     Lincoln Financial Distributors, Inc.
                                     350 Church Street
                                     Hartford, CT 06103
Portfolio managers
(see page __ for details)
                                                         Financial Advisers
                                                            Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. Sub-advisers are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulations, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Sub-distributor Lincoln Financial Distributors, Inc. (LFD) serves as the Funds' sub-distributor pursuant to a contractual arrangement with Delaware Distributors, L.P. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A
o Class A shares have an up-front sales charge of up to 2.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o   If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently set at 0.15%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A sales charges

--------------------------------------------------------------------------------------------------------------------------
           Amount of purchase               Sales charge as % of       Sales charge as % of      Dealer's commission as %
                                               offering price             amount invested            of offering price
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
            Less than $100,000                      2.75%                      2.83%                       2.35%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
               $100,000 but                         2.00%                      2.05%                       1.75%
---------------------------------------------------------------------------------------------------------------------------
              under $250,000
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
               $250,000 but                         1.00%                      1.01%                       0.75%
---------------------------------------------------------------------------------------------------------------------------
             under $1 million
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year, unless a specific waiver of charge applies.
---------------------------------------------------------------------------------------------------------------------------
           Amount of purchase                Sales charge as %         Sales charge as % of      Dealer's commission as %
                                             of offering price            amount invested            of offering price
---------------------------------------------------------------------------------------------------------------------------
      $1 million up to $5 million                   none                       none                        0.50%
---------------------------------------------------------------------------------------------------------------------------
         Amount over $5 million                     none                       none                        0.25%
---------------------------------------------------------------------------------------------------------------------------

Class B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within three years after you buy them.

o If you redeem Class B shares during the first two years year after you buy them, the shares will be subject to a contingent deferred sales charge of 2%. The contingent deferred sales charge is 1% during the third year and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately five years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately five years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently set at 0.15%). Conversion may occur as late as three months after the fifth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C
o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

-----------------------------------------------------------------------------------------------------------------------------
          Program             How it works                                                  Share class
                                                                            A                   B                  C
-----------------------------------------------------------------------------------------------------------------------------
  Letter of Intent              Through a Letter of Intent you              X         Although the Letter of Intent and
                                agree to invest a certain amount                      Rights of Accumulation do not apply to
                                in Delaware Investments Funds                         the purchase of Class B and C shares,
                                (except money market funds with                       you can combine your purchase of Class
                                no sales charge) over a 13-month                      A shares with your purchase of B and C
                                period to qualify for reduced                         shares to fulfill your Letter of Intent
                                front-end sales charges.                              or qualify for Rights of Accumulation.


--------------------------------------------------------------------------------
  Rights of Accumulation        You can combine your holdings or            X
                                purchases of all funds in the
                                Delaware Investments family
                                (except money market funds with
                                no sales charge) as well as the
                                holdings and purchases of your
                                spouse and children under 21 to
                                qualify for reduced front-end
                                sales charges.
-----------------------------------------------------------------------------------------------------------------------------
  Reinvestment of               Up to 12 months after you redeem     For Class A,     For Class B, your         Not
  Redeemed Shares               shares, you can reinvest the         you will not     account will be           available.
                                proceeds without playing a sales     have to pay      credited with the
                                charge as noted to the right.        an additional    contingent deferred
                                                                     front-end        sales charge you
                                                                     sales charge.    previously paid on
                                                                                      the amount you are
                                                                                      reinvesting. Your
                                                                                      schedule for
                                                                                      contingent deferred
                                                                                      sales charges and
                                                                                      conversion to Class
                                                                                      A will not start
                                                                                      over again; it will
                                                                                      pick up from the
                                                                                      point at which you
                                                                                      redeemed your
                                                                                      shares.
-----------------------------------------------------------------------------------------------------------------------------
  SIMPLE IRA, SEP IRA,          These investment plans may                  X         There is no reduction in sales charges
  SARSEP, Prototype             qualify for reduced sales                             for Class B or Class C shares for group
  Profit Sharing,               charges by combining the                              purchases by retirement plans.
  Pension, 401(k), SIMPLE       purchases of all members of the
  401(k), 403(b)(7), and        group. Members of these groups
  457 Retirement Plans          may also qualify to purchase
                                shares without a front-end sales
                                charge and a waiver of any
                                contingent deferred sales charges.
-----------------------------------------------------------------------------------------------------------------------------

How to buy shares

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.


Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.


By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.


Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act or Uniform Transfer to Minor Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends, if any, are paid quarterly. Capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

About the S&P 500 Index
The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The Index is structured to approximate the general distribution of industries in the U.S. economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the U.S. GNP and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

"Standard & Poor's," "S&P 500," "S&P," "Standard & Poor's 500," and "500" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by Delaware Management Holdings, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For more information regarding Standard and Poor's, please see the Statement of Additional Information.

Financial highlights

Financial highlights are not provided for the Fund's Class A, Class B and Class C shares because they had not commenced operations as of the close of the Fund's fiscal year.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders, if any, would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware S&P 500 Index Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders. In the Fund's shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090

Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com


Shareholder Service Center

800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o    For Fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.


Investment Company Act file number: 811-08457


                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London

P-487 [--] PP 11/00

                                    DELAWARE
                                   INVESTMENTS
                              Philadelphia * London


                           Delaware S&P 500 Index Fund

                     Consultant Class * Institutional Class



                                   Prospectus

                                January 29, 2001

                                Total Return Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

Fund profile                                     page
Delaware S&P 500 Index Fund

How we manage the Fund                           page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Who manages the Fund                             page
Investment manager and sub-adviser
Portfolio manager
Fund administration (Who's who)

About your account                               page
Investing in the Fund
     How to buy shares
     How to redeem shares
     Account minimums
     Exchanges
     Special services
Dividends, distributions and taxes

Certain management considerations                page

Financial highlights                             page

Profile: Delaware S&P 500 Index Fund

What is the Fund's goal?
Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
Delaware S&P 500 Index Fund will invest primarily in common stock. The Fund intends to invest in all 500 stocks in the Index (commonly known as the S&P 500 Index) in proportion to their weighting in the Index. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the Index in proportion to their weightings.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of its benchmark index through automated statistical analytic procedures.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. The Fund will be affected by declines in stock prices.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o  Investors with long-term financial goals.
o  Investors seeking an investment primarily in common stocks.
o  Investors seeking total return.

Who should not invest in the Fund
o  Investors with short-term financial goals.
o  Investors whose primary goal is current income.
o  Investors who are unwilling to accept share prices that may fluctuate.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

--------------------------------------------------------------------------------
CLASS                                               Consultant    Institutional
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases as a percentage of offering price            none            none
--------------------------------------------------------------------------------
Maximum contingent deferred sales charge
(load) as a percentage of original purchase
price or redemption price, whichever is lower          none            none
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
reinvested dividends                                   none            none
--------------------------------------------------------------------------------
Redemption fees                                        none            none
--------------------------------------------------------------------------------
Exchange fees                                          none(1)         none(1)
--------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

--------------------------------------------------------------------------------
Management fees                                       0.07%           0.07%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                 0.12%(2)         none
--------------------------------------------------------------------------------
Other expenses                                        1.64%           1.64%
--------------------------------------------------------------------------------
Total annual fund operating expenses                  1.83%           1.71%
--------------------------------------------------------------------------------
Fee waivers and payments(3)                          (1.31%)         (1.31%)
--------------------------------------------------------------------------------
Net expenses                                          0.52%           0.40%
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------------------------------------------------------
CLASS                                               Consultant    Institutional
--------------------------------------------------------------------------------
1 year                                                  $53             $41
--------------------------------------------------------------------------------
3 years                                                $448            $411
--------------------------------------------------------------------------------
5 years                                                $868            $805
--------------------------------------------------------------------------------
10 years                                             $2,040          $1,910
--------------------------------------------------------------------------------

(1) Exchanges are subject to the requirements of each Delaware Investments fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Board of Trustees adopted a formula for calculating 12b-1 plan expense for the Consultant Class at 0.12%. Under this formula 12b-1 plan expenses will not be more than 0.30% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through January 31, 2002 in order to prevent total operating expenses (excluding any 12b-1 expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.40% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10.

How we manage the Fund

Our investment strategies
Delaware S&P 500 Index Fund is a stock fund that seeks to track the performance of the S&P 500 Index, which emphasizes large U.S. companies. We employ a passive management strategy by normally investing in all 500 stocks included in the Index. We generally invest in each stock in roughly the same proportion as represented in the Index. We seek to replicate as closely as possible the aggregate risk characteristics and industry diversification of the Index.

Although we intend to invest in all 500 stocks in the Index, there is no predetermined number of stocks that the Fund must hold. S&P may change the composition of the Index from time to time. We will attempt to reflect those changes as soon as practical. The Fund is usually fully invested. We may buy and sell stock index futures. We may also buy options on stock indexes and on stock index futures to maintain market exposure and manage cash flow.

We do not anticipate that the Fund will be able to invest in all 500 stocks in the Index until it has at least $50 million in assets under management. Until that time, the Fund will purchase a representative sample of the stocks listed in the Index and utilize futures and options in our effort to replicate the total return of the Index.

We may purchase other types of securities, such as Standard & Poor's Depositary Receipts, American Depositary Receipts, high quality short-term debt securities and certain derivatives.

To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the Index is anticipated in both rising and falling markets. The Fund will attempt to achieve a correlation of at least 0.95 between the performance of its portfolio and that of the Index (before deduction of Fund expenses). A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the Fund's performance to that of the Index will increase as the size of the Fund increases. The Fund's ability to achieve significant correlation between its performance and that of the Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares. We will monitor correlation.

Delaware S&P 500 Index Fund's investment is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

------------------------------------------------------------------------------------------------------------------------------------
The securities we typically invest in                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of            We will invest primarily in common stocks.  Generally, we will
ownership in a corporation. Stockholders participate in the   seek to invest in all 500 stocks included in the S&P 500 Index.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts:  ADRs are issued by a U.S.      We generally invest only in those ADRs included in the S&P 500 Index.
bank and represent the bank's holdings of a stated number
of shares of a foreign corporation.  An ADR entitles the
holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the
same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Futures contracts and options on futures contracts: Futures   For hedging purposes, we may have the Fund enter into futures
contracts are agreements for the purchase or sale of a        contracts that relate to securities included in the S&P 500 Index or
specified quantity of securities or the cash value of an      that relate to the Index.  We may also purchase and write call and
index at a specified future date at a price agreed upon       put options on such contracts.
when the contract is made. Under such contracts no delivery
of the actual securities making up the index takes place.
Rather, upon expiration of the contract, settlement is made
by exchanging cash in an amount equal to the difference
between the contract price and the closing price of the
index at expiration, after subtracting the variation margin
previously paid.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Certain options and futures may be considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------

Options on securities and securities indices: Options         We may write and purchase covered put and call options on securities
represent a right to buy or sell a security at an agreed      included in the S&P 500 Index or that relate to the Index.  Option
upon price at a future date.  The purchaser of an option      transactions of the Fund will be conducted so that the total amount
may or may not choose to go through with the transaction.     paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, we will
Options on securities indices are similar to options on       not have the Fund write a put or call option or combination thereof
securities except there is no transfer of a security and      if, as a result, the aggregate value of all securities or collateral
settlement is in cash. A call option on a securities index    used to cover its outstanding options would exceed 25% of the value
grants the purchaser of the call, for a premium paid to the   of the Fund's total assets.
seller, the right to receive in cash an amount equal to the
difference between the closing value of the index and the
exercise price of the option times a multiplier established
by the exchange upon which the option is traded.

Certain options may be considered to be derivative
securities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The securities we typically invest in                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such     Typically, we use repurchase agreements as a short-term investment
as the Fund, and a seller of securities in which the seller   for the Fund's cash position. In order to enter into these
agrees to buy the securities back within a specified time     repurchase agreements, the Fund must have collateral of at least
at the same price the buyer paid for them, plus an amount     102% of the repurchase price. The Fund will only enter into
equal to an agreed upon interest rate. Repurchase             repurchase agreements in which the collateral is comprised of U.S.
agreements are often viewed as equivalent to cash.            government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose      We may invest in privately placed securities including those that
resale is restricted under securities law.                    are eligible for resale only among certain institutional buyers without registration, commonly known as "Rule 144A Securities."
                                                              Restricted securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready      We may invest up to 15% of net assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------


The Fund may also invest in other securities, such as Standard & Poor's Depositary Receipts, high quality short-term debt securities, and certain derivatives. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
The Fund may lend up to one-third of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Portfolio turnover
We anticipate that securities will be sold from the Fund only to reflect certain changes in its benchmark index (including mergers or changes in the composition of the index) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the benchmark index. Accordingly, the turnover rate for the Fund is not expected to be greater than 50%, a turnover rate that is generally lower than for most actively managed investment companies.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------
                     Risks                                           How we strive to manage them
----------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority    The Fund is passively managed and seeks to replicate the total
of the securities in a certain market -- like     return of the S&P 500 Index.  We expect that the Fund will move up
the stock or bond market -- will decline in       and down with the performance of the Index. We do not try to
value because of factors such as economic         predict overall stock market movements and though we may hold
conditions, future expectations or investor       securities for any amount of time, we generally do not trade for
confidence.                                       short-term purposes.
----------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the   The amount of the Fund's assets invested in any one industry and
value of securities in a particular industry or   in any individual security is limited.
the value of an individual stock or bond will
decline because of changing expectations for
the performance of that industry or for the
individual company issuing the stock.
----------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility       We will use options and futures for hedging purposes.  We will not
that the Fund may experience a significant loss   use futures and option for speculative reasons.
if it employs an options or futures strategy
related to a securities or a market index and
that security or index moves in the opposite
direction from what was anticipated.  Futures
and options also involve additional expenses,
which could reduce any benefit or increase any
loss that the Fund may gain from using the
strategy.
----------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that            We limit exposure to illiquid securities.
securities cannot be readily sold within seven
days at approximately the price that a fund has
valued them.
----------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager and sub-adviser
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. State Street Global Advisors, a division of State Street Corporation, is the Fund's sub-adviser. As sub-adviser, State Street Global Advisors is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's business affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, no fees were paid as a percentage of average daily net assets for the fiscal year to Delaware and State Street.

James B. May leads the portfolio management team that makes investment decisions for the Fund. Mr. May is a Principal of State Street Global Advisors. He joined the firm in 1991. He is a Senior Portfolio Manager in the U.S. Passive Equity Group and currently manages a variety of portfolios, including several mutual funds as well as several separately managed funds. Before joining the U.S. Passive Equity group, Mr. May worked in the firm's Passive U.S. Equity Operations department as Senior Analyst. He has been working in the investment management field since 1989 when he joined State Street's Custody operation. Mr. May holds an MBA from Boston College and a BS in Finance from Bentley College. He is a member of the Boston Security Analysts Society and the Association for Investment Management Research (AIMR). Mr. May is a CFA charterholder.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

                                                         Board of Trustees
Investment Manager                                                                             Custodian
Delaware Management Company                                                                    The Chase Manhattan Bank
One Commerce Square                                                                            4 Chase Metrotech Center
Philadelphia, PA 19103                                          The Fund                       Brooklyn, NY 11245

Sub-adviser                          Distributor                            Service agent
State Street Global Advisors         Delaware Distributors, L.P.            Delaware Service Company, Inc.
Two International Place              One Commerce Square                    One Commerce Square
Boston, MA 02110                     Philadelphia, PA 19103                 Philadelphia, PA 19103


                                     Sub-distributor
                                     Lincoln Financial Distributors, Inc.
                                     350 Church Street
                                     Hartford, CT 06103
Portfolio managers
(see page __ for details)
                                                         Financial Advisers
                                                            Shareholders



Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. Sub-advisers are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Sub-distributor Lincoln Financial Distributors, Inc. (LFD) serves as the Funds' sub-distributor pursuant to a contractual arrangement with Delaware Distributors, L.P. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund

Consultant Class

o Consultant Class shares may be purchased through financial advisers, including brokers, financial institutions and other entities that have a dealer agreement with the Fund's distributor or a service agreement with the Fund. It is available only to retirement plans administered by Retirement Financial Services, Inc. and rollover individual retirement accounts from such plans.

o Consultant Class shares are not subject to a front-end or contingent deferred sales charge.

o Consultant Class shares are subject to an annual 12b-1 fee no greater than 0.30% (currently set at 0.12%) of average daily net assets. The 12b-1 fee is typically used to compensate your financial adviser for the ongoing guidance and service he or she provides to you. The 12b-1 plan also allows the Class to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Institutional Class

o Institutional Class shares are not subject to a front-end or contingent deferred sales charge.

o  Institutional Class shares are not subject to an annual 12b-1 fee.

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of institutional class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from advisory clients.

How to buy shares

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Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


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By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


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By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


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By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open a Consultant Class account by exchange, call the Shareholder Service Center at 800.523.1918. To open an Institutional Class account by exchange, call a Client Services Representative at 800.510.4015.


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Through automated shareholder services
You can purchase or exchange Consultant Class shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

There is no minimum purchase requirements for retirement plans. If you are buying Consultant Class shares in an Individual Retirement Account (IRA) or Roth IRA, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500.

There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

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Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

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By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account. Institutional Class shareholders may also fax written requests to 267.256.8992.

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By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

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By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

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Through automated shareholder services
You can redeem Consultant Class shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimums
If you redeem Consultant Class shares and your account balance falls below $1,000 ($250 for IRAs or $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

If you redeem Institutional Class shares and your account balance falls below $250, the Fund may redeem your account after 60 days.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

In certain circumstances, Class A shares of the Delaware Investments Funds may be subject to a contingent deferred sales charge for up to two years after purchase. This would occur if the fund normally had a front-end sales charge, but the shares were purchased without paying a front-end sales charge and a financial adviser was paid a commission on the purchase. If you purchase Class A shares of another fund in this manner, you may exchange them for shares of the Fund's Consultant or Institutional Class. You will not have to pay the contingent deferred sales charge at the time of the exchange. However, you may have to pay the contingent deferred sales charge if you later redeem your shares of the Fund's A, Consultant Class or Institutional Class or if you exchange them for shares of another fund and then redeem those shares. The time that you are invested in the Fund will count toward the fulfillment of the two-year holding period.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services to Consultant Class shareholders.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see above) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends, if any, are paid quarterly. Capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

About the S&P 500 Index
The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The Index is structured to approximate the general distribution of industries in the U.S. economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the U.S. GNP and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

"Standard & Poor's," "S&P 500" and "S&P" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by Delaware Management Holdings, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For more information regarding Standard and Poor's, please see the Statement of Additional Information.

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------------------------------------------------------------------
Delaware S&P 500 Index Fund                                                                  Consultant       Institutional
                                                                                               Class              Class
                                                                                         -------------------------------------
                                                                                           Period 1/12/00(1)  Period 1/12/00(1)
                                                                                           through 9/30/00    through 9/30/00
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                            $8.500             $8.500
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                                         0.059              0.066
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments                                                 (0.089)            (0.086)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                (0.030)            (0.020)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                  $8.470             $8.480
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total return(3)                                                                                 (0.35%)            (0.24%)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                                         $5,219            $23,905
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                          0.52%              0.40%
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense limitation and expenses paid
indirectly                                                                                       1.83%              1.71%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                             0.95%              1.07%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets prior to expense limitation and
expenses paid indirectly                                                                        (0.36%)            (0.24%)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                                 18%                18%
------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and reflects an expense limitation in effect during the period.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized loss on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders, if any, would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index
The S&P 500 Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware S&P 500 Index Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders. In the Fund's shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call the toll-free numbers listed below. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Shareholder Service Center (Consultant Class)

800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o  For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Client Services Representative (Institutional Class)

800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-08457

Delaware S&P 500 Index Fund Symbols


--------------------------------------------------------------------------------
                             CUSIP                     NASDAQ
--------------------------------------------------------------------------------
Consultant Class             246366405                 DSPCX
--------------------------------------------------------------------------------
Institutional Class          246366504                 DSPNX
--------------------------------------------------------------------------------



                                    DELAWARE
                                   INVESTMENTS
                              Philadelphia * London

P-490 [--] PP 11/00


      Delaware Investments includes funds with a wide range            -----------------------------------
of investment objectives. Stock funds, income funds,
national and state-specific tax-exempt funds, money market             DELAWARE GROUP FOUNDATION FUNDS
funds, global and international funds and closed-end funds
give investors the ability to create a portfolio that fits their       -----------------------------------
personal financial goals. For more information, shareholders
of the Fund Classes and Consultant Class should contact their          DELAWARE FOUNDATION FUNDS GROWTH
financial adviser or call Delaware Investments at 800-523-1918,        PORTFOLIO
and shareholders of the Institutional Classes should contact
Delaware Investments at 800-510-4015.                                  -----------------------------------

INVESTMENT MANAGER                                                     DELAWARE FOUNDATION FUNDS
Delaware Management Company                                            BALANCED PORTFOLIO
One Commerce Square
Philadelphia, PA 19103                                                 -----------------------------------

SUB-ADVISER                                                            DELAWARE FOUNDATION FUNDS INCOME
Delaware S&P 500 Index Fund                                            PORTFOLIO
State Street Global Advisors
Two International Place                                                -----------------------------------
Boston, MA 02110
                                                                       DELAWARE S&P 500 INDEX FUND
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.                                            -----------------------------------
One Commerce Square
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES                                                    PART B
AND TRANSFER AGENT
Delaware Service Company, Inc.                                         STATEMENT OF
One Commerce Square                                                    ADDITIONAL INFORMATION
Philadelphia, PA 19103
                                                                       -----------------------------------
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP                                  JANUARY 29, 2001
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN                                                                            DELAWARE(SM)
The Chase Manhattan Bank                                                             INVESTMENTS
4 Chase Metrotech Center                                                             ------------
Brooklyn, NY  11245


                       STATEMENT OF ADDITIONAL INFORMATION


                                January 29, 2001

                         DELAWARE GROUP FOUNDATION FUNDS
                   Delaware Foundation Funds Growth Portfolio
                  Delaware Foundation Funds Balanced Portfolio
                   Delaware Foundation Funds Income Portfolio
                           Delaware S&P 500 Index Fund

                               One Commerce Center
                             Philadelphia, PA 19103


        For more information about the Institutional Class: 800-510-4015

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares, Class C Shares and Consultant Class
                        Shares: Nationwide 800-523-1918

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800-362-7500

         Delaware Group Foundation Funds ("Foundation Funds ") is a professionally-managed mutual fund of the series type which currently offers the four series of shares noted above. Each series is referred to individually as a "Fund" or collectively as the "Funds." Each Fund offers Class A Shares, Class B Shares and Class C Shares (together referred to as the "Fund Classes"). Each Fund also offers an Institutional Class (the "Institutional Class"). In addition, Delaware S&P 500 Index Fund offers Consultant Class Shares. All references to "shares" in this Part B refer to all Classes of shares of Foundation Funds, except where noted.


         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses for the Funds dated January 29, 2001, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A Prospectus may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. Each Fund's financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800-523-1918.


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TABLE OF CONTENTS

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                                                   Page                                                                      Page
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Cover Page                                               Redemption and Exchange
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Investment Objectives and Policies                       Dividends and Realized Securities Profits Distributions
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Accounting and Tax Issues                                Taxes
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Performance Information                                  Investment Management Agreement and Sub-Advisory Agreement
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Trading Practices and Brokerage                          Officers and Trustees
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Purchasing Shares                                        General Information
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Investment Plans                                         Financial Statements
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Determining Offering Price and                           Appendix A - Investment Objectives of the Funds in the
         Net Asset Value                                          Delaware Investments Family
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INVESTMENT OBJECTIVES AND POLICIES

Investment Restrictions

         The following restrictions are fundamental policies, which may not be amended without approval of a majority of the outstanding voting securities of the affected Fund, which is the lesser of (i) more than 50% of the outstanding voting securities, or (ii) 67% of the voting securities of the affected Fund present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         Each Fund shall not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.


         In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, a Fund, except as noted, will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.


         1. Delaware S&P 500 Index Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, Delaware S&P 500 Index Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. A Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.


         The following are additional non-fundamental investment restrictions for Growth Portfolio, Balanced Portfolio and Income Portfolio:

         A Fund will not:

         1. Invest more than 25% of its total assets in any one industry (including investments in Delaware Investments Funds that concentrate in that industry) provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, investments in the Delaware Investments Funds will not be deemed to be investments in "investment company" industry.

         2. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that each Fund may loan its assets (other than shares of the Delaware Investments Funds) to qualified broker/dealers or institutional investors.

         3. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Fund's assets which may be invested in such securities.

         4. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, each Fund may engage in short sales, purchase securities on margin, and write put and call options.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.


         7. Invest for the purpose of acquiring control of any company. This policy will not prohibit acquisition of a controlling interest in a Delaware Investments Fund.

         8. Invest in securities of other investment companies, except in accordance with the provisions of the 1940 Act in effect at the time of the investment or any rules, regulations, SEC orders or staff positions thereunder.


         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities. This restriction does not apply to the purchase of futures or options contracts.

INVESTMENT POLICIES AND OTHER INVESTMENTS - Growth Portfolio, Balanced Portfolio and Income Portfolio

         The Funds will invest primarily in open-end investment companies (mutual funds) that are members of the Delaware Investments Family of Funds (individually, a "Delaware Investments Fund" and collectively, the "Delaware Investments Funds") listed below. Pursuant to an Order received from the SEC on April 6, 1998, the Portfolios may, to the extent consistent with their respective investment objectives, invest directly in the same securities and employ the same investment strategies as any of the Underlying Funds, to the extent consistent with each Fund's investment objective stated in the Prospectuses.

         The Delaware Investments Funds include funds investing in U.S. and foreign stocks, bonds and money market instruments. The list of Delaware Investments Funds set forth below may change from time to time, and Delaware Investments Funds may be added or deleted upon the recommendation of the Delaware Management Company (the "Manager") without shareholder approval.


         Delaware Investments Funds available to the Delaware Foundation Funds

         U.S. Equities
         Delaware Blue Chip Fund                               Delaware REIT Fund
         Delaware Growth and Income Fund                       Delaware Research Fund
         Delaware Growth Opportunities Fund                    Delaware Select Growth Fund
            (formerly Delaware DelCap Fund)                    Delaware Small Cap Value Fund
         Delaware Devon Fund                                   Delaware Technology and Innovation Fund
         Delaware Diversified Growth Fund                      Delaware Trend Fund
         Delaware Diversified Value Fund                       Delaware U.S. Growth Fund


         International Equities
         Delaware Emerging Markets Fund                        Delaware International Small Cap Fund
         Delaware International Equity Fund                    Delaware New Pacific Fund

         Fixed-Income
         Delaware American Government Bond Fund                Delaware Global Bond Fund
         Delaware Corporate Bond Fund                          Delaware High-Yield Opportunities Fund
         Delaware Delchester Fund                              Delaware Limited-Term Government Fund
         Delaware Extended Duration Bond Fund

         Money Market
         Delaware Cash Reserve

         The following investment policies relate to the Delaware Investments Funds, consistent with each fund's investment objective as described in the Prospectuses. In addition, each Fund may engage in these investment instruments and strategies directly pursuant to an order that the Trust received from the SEC.

U.S. Government Securities
         Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("Government Securities") in which the Delaware Investments Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae, Maritime

Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, each Delaware Investments Fund invests in obligations issued by an instrumentality of the U.S. government only if its investment manager determines that the instrumentality's credit risk does not make its securities unsuitable for investment by a Delaware Investments Fund.

Money Market Instruments
         Money market instruments in which the Delaware Investments Funds may invest include U.S. government securities, certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions, high grade commercial paper and repurchase agreements with respect to the foregoing types of instruments.


         Certain types of money market instruments are described below.

         U.S. Government Securities--Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and Bonds.

         U.S. Government Agency Securities--Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.


         Bank Obligations--Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Delaware Investments Fund to a greater risk of loss. The Delaware Investments Funds will only buy short-term instruments in nations where these risks are minimal. The Delaware Investments Funds will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Delaware Investments Funds.

         Commercial Paper--The Delaware Investments Funds may invest in short-term promissory notes issued by corporations which at the time of purchase are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody's Investors Service, Inc. ("Moody's") and A-1 by Standard & Poor's ("S&P") are the highest investment grade category.

         Corporate Debt--The Delaware Investments Funds may invest in corporate notes and bonds rated A or above. Excerpts from Moody's description of those categories of bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations.

Rule 144A Securities
         The Delaware Investments Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.

         Investing in Rule 144A Securities could have the effect of increasing the level of a Delaware Investments Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Directors/Trustees of a Delaware Investments Fund and its investment manager will continue to monitor the liquidity of that security to ensure that a Delaware Investments Fund's holdings of illiquid securities does not exceed its limit on investments in such securities.

Repurchase Agreements
         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Delaware Investments Funds, if any, would be the difference between the repurchase price and the market value of the security. A Delaware Investments Fund will limit its investments in repurchase agreements to those which the respective investment manager, under the guidelines of the Board of Directors/Trustees of such Delaware Investments Fund, determines to present minimal credit risks and which are of high quality. In addition, each Delaware Investments Fund must have collateral of at least 102% of the repurchase price, including the portion representing a Delaware Investments Fund's yield under such agreements which is monitored on a daily basis. While the Delaware Investments Funds are permitted to do so, they normally do not invest in repurchase agreements, except to invest cash balances.

         The funds available from the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the funds in the Delaware Investments family jointly to invest cash balances. The Delaware Investments Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Reverse Repurchase Agreements
         Certain Delaware Investments Funds are authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by a Delaware Investments Fund and its agreement to repurchase the security at a specified time and price. A Delaware Investments Fund will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by a Delaware Investments Fund; accordingly, a Delaware Investments Fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Delaware Investments Fund creates leverage which increases the Delaware Investments Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, a Delaware Investments Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

Portfolio Loan Transactions
         It is the understanding of the respective investment manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to a Delaware Investments Fund involved from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Delaware Investments Fund involved; 3) the Delaware Investments Fund must be able to terminate the loan after notice, at any time; 4) the Delaware Investments Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Delaware Investments Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the Board of Directors/Trustees of the Delaware Investments Funds know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

         The major risk to which a Delaware Investments Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Delaware Investments Fund will only enter into loan arrangements after a review of all pertinent facts by the respective investment manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the respective investment manager.

High-Yield Securities
         Certain Delaware Investments Funds may invest in, high risk, high yield securities, commonly known as "junk bonds." These securities entail the following risks:


         Volatility of the High-Yield Market. Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in a Delaware Investments Fund's net asset value. At times in the past, uncertainty and volatility in the high-yield market resulted in volatility in certain Delaware Investments Funds' net asset value.

         Redemptions. If, as a result of volatility in the high-yield market or other factors, a Delaware Investments Fund experiences substantial net redemptions of its shares for a sustained period of time (i.e., more shares are redeemed than are purchased), it may be required to sell securities without regard to the investment merits of the securities to be sold. If such Underlying Fund sells a substantial number of securities to generate proceeds for redemptions, its asset base will decrease and its expense ratio may increase.

         Liquidity and Valuation. The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse affect on an Underlying Fund's ability to dispose of particular issues, when necessary, to meet it's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. Such Underlying Fund's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

         Legislative and Regulatory Action and Proposals. There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress that could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for a Portfolio to attain its investment objective.

         Zero-Coupon Bonds and Pay-in-Kind Bonds. Certain Delaware Investments Funds may invest in zero-coupon bonds or pay-in-kind ("PIK) bonds. Zero-coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to a Delaware Investments Fund. For example, a Delaware Investments Fund accrues, and is required to distribute to shareholders, income on its zero-coupon bonds. However, a Delaware Investments Fund may not receive the cash associated with this income until the bonds are sold or mature. If a Delaware Investments Fund did not have sufficient cash to make the required distribution of accrued income, then it could be required to sell other securities in its portfolio or to borrow to generate the cash required.

Investment Company Securities
         Any investments that certain Delaware Investments Funds make in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, a Delaware Investments Fund may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Delaware Investments Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Delaware Investments Fund's total assets in shares of other investment companies. If a Delaware Investments Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to and Delaware Investments Fund's investments in unregistered investment companies. The Delaware Investments Funds may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or (G) of the 1940 Act.


Small to Medium-Sized Companies
         Certain Delaware Investments Funds invest their assets in equity securities of small to medium-sized companies. These stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500. This is because, among other things, smaller companies have a lower degree of liquidity and tend to have a greater sensitivity to changing economic conditions. These companies may have narrow product lines, markets or financial resources, or may depend on a limited management group. The companies' securities may trade less frequently and have a smaller trading volume. The securities may be traded only in the over-the-counter markets or on a regional securities exchange. In addition to exhibiting greater volatility, smaller capitalization securities may, to some degree, fluctuate independently of the stocks of larger capitalization companies. For example, the stocks of smaller capitalization companies may decline in price as the price of larger company stocks rise, or vice versa.


Unseasoned Companies
         Certain Delaware Investments Funds may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which a Delaware Investments Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

Mortgage-Backed Securities
         In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, certain Delaware Investments Funds may also invest its assets in securities issued by certain private, non-government corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Delaware Investments Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Delaware Investments Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed its limit in such securities.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and certain REMICs also may be stripped.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Certain Delaware Investments Funds will invest in such private-backed securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Mortgage Dollar Rolls
         Certain Delaware Investments Funds may enter into mortgage "dollar rolls" in which the Delaware Investments Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by a Fund of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with a Delaware Investments Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Delaware Investments Fund to buy a security. If the broker/dealer to whom a Delaware Investments Fund sells the security becomes insolvent, such Delaware Investments Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that a Delaware Investments Fund is required to repurchase may be worth less than the security that the Delaware Investments Fund originally held, and the return earned by the Delaware Investments Fund with the proceeds of a dollar roll may not exceed transaction costs. The Delaware Investments Fund will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

Asset-Backed Securities
         Certain Delaware Investments Funds may invest a portion of its assets in asset-backed securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or, in the case of certain Delaware Investments Funds, the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Delaware Investments Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.


         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information and respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.


Convertible Securities
         Certain Delaware Investments Funds may invest in convertible securities, including corporate debentures, bonds, notes and preferred stocks that may be converted into or exchanged for common stock. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Delaware Investments Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Delaware Investments Fund upon conversion of a convertible security will generally be held for so long as the respective manager anticipates such stock will provide a Delaware Investments Fund with opportunities which are consistent with a Delaware Investments Fund's investment objectives and policies.

         A Delaware Investments Fund may invest not more than 5% of its assets in convertible debentures that are rated below investment grade or are unrated but are determined by its investment manager to be of comparable quality. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         A Delaware Investments Fund may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market as well as adverse publicity with respect to these securities, may have an adverse impact on market price and a Delaware Investments Fund's ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Delaware Investments Fund to obtain accurate market quotations for purposes of pricing such Delaware Investments Fund's portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities.


         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.


         Certain Delaware Investments Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         Certain Delaware Investments Funds may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS generally have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.


When-Issued and Delayed Delivery Securities
         Certain Delaware Investments Funds may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Delaware Investments Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time a Delaware Investments Fund enters into the commitment and no interest accrues to such Delaware Investments Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Combined Transactions
         Certain Delaware Investments Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the investment manager, it is in the best interests of a Delaware Investments Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
         Certain Delaware Investments Funds may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Delaware Investments Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Delaware Investments Fund anticipates purchasing at a later date. The Delaware Investments Funds intend to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Delaware Investments Fund may be obligated to pay. Interest rate swaps involve the exchange by a Delaware Investments Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         A Delaware Investments Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with such Delaware Investments Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment managers and the Delaware Investments Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Delaware Investments Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the investment manager. If there is a default by the counterparty, a Delaware Investments Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments
         Certain Delaware Investments Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Delaware Investments Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

"Roll" Transactions
         Certain Delaware Investments Funds may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which a Delaware Investments Fund may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by a Delaware Investments Fund; accordingly, a Delaware Investments Fund will limit its use of these transactions, together with any other borrowings, to no more than one-third of its total assets. A Delaware Investments Fund will segregate liquid assets such as cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent an Underlying Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), a Delaware Investments Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Delaware Investments Fund's portfolio securities decline while such Delaware Investments Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As a Delaware Investments Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

Variable and Floating Rate Notes
         Variable rate master demand notes, in which certain Delaware Investments Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. A Delaware Investments Fund will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between a Delaware Investments Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Delaware Investments Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Delaware Investments Fund will be determined by such Delaware Investments Fund's investment manager under guidelines established by the Board of Directors/Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Delaware Investments Fund's investment policies. In making such determinations, the investment manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Delaware Investments Fund, such Delaware Investments Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Delaware Investments Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Delaware Investments Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of a Delaware Investments Fund's total assets only if such notes are subject to a demand feature that will permit such Delaware Investments Fund to demand payment of the principal within seven days after demand by a Delaware Investments Fund. If not rated, such instruments must be found by a Delaware Investments Fund's investment manager under guidelines established by the Board of Directors/Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. For a description of the rating symbols of S&P and Moody's used in this paragraph, see the Prospectuses. A Delaware Investments Fund may also invest in Canadian Commercial Paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

Municipal Securities
         Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works and other utilities. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed intercity rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately-operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities and certain facilities for water supply. Other private activity bonds and industrial development bonds issued to finance the construction, improvement, equipment or repair of privately-operated industrial, distribution, research or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior federal tax law.

         Information about the financial condition of issuers of Municipal Securities may be less available than about corporations with a class of securities registered under the Securities Exchange Act of 1934 (the "1934 Act").


Foreign Securities
         Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since a Delaware Investments Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Delaware Investments Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain Delaware Investments Funds permit it to enter into forward foreign currency exchange contracts in order to hedge those Delaware Investments Funds' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Delaware Investments Fund. Payment of such interest equalization tax, if imposed, would reduce a Delaware Investments Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to a Delaware Investments Fund by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock);
(ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "non-equity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, (the "Code") and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Delaware Investments Fund may make or enter into will be subject to the special currency rules described above.

Foreign Currency Transactions
         Certain Delaware Investments Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Delaware Investments Fund will account for forward contracts by marking to market each day at daily exchange rates.

         When a Delaware Investments Fund enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's assets denominated in such foreign currency, a Delaware Investments Fund's Custodian Bank or subcustodian will place cash or liquid high grade debt securities in a separate account of such Delaware Investments Fund in an amount not less than the value of such Delaware Investments Fund's total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Delaware Investments Fund's commitments with respect to such contracts.

Depositary Receipts
         Certain Delaware Investments Funds may make foreign investments through the purchase and sale of sponsored or unsponsored American Depositary Receipts ("ADRs") and European and Global Depositary Receipts ("Depositary Receipts"). ADRs are receipts typically issued by a U.S. bank or trust company, while Depositary Receipts are issued by a foreign bank or trust company. ADRs and Depositary Receipts evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs and Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" ADRs and Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs and Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR or Depositary Receipt.

Options
         Certain Delaware Investments Funds may write call options on a covered basis only, purchase call options, write secured put options and purchase put options, and will not engage in option writing strategies for speculative purposes.

         Certain Delaware Investments Funds may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Delaware Investments Fund's ability to effectively hedge its securities.

         Covered Call Writing -- Certain Delaware Investments Funds may write covered call options from time to time on such portion of its portfolio, without limit, as the investment manager determines is appropriate in seeking to obtain a Delaware Investments Fund's investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case a Delaware Investments Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Delaware Investments Fund of writing covered calls is that the Delaware Investments Fund receives additional income, in the form of a premium, which may offset any capital loss or decline in market value of the security. However, if the security rises in value, a Delaware Investments Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.


         With respect to both options on actual portfolio securities owned by a Delaware Investments Fund and options on stock indices, a Delaware Investments Fund may enter into closing purchase transactions. A closing purchase transaction is one in which a Delaware Investments Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Delaware Investments Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Delaware Investments Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Delaware Investments Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Delaware Investments Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         A Delaware Investments Fund will write call options only on a covered basis, which means that the Delaware Investments Fund will own the underlying security subject to the call option at all times during the option period. Unless a closing purchase transaction is effected, a Delaware Investments Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Delaware Investments Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         Purchasing Call Options -- Certain Delaware Investments Funds may purchase call options to the extent that premiums paid by a Delaware Investments Fund do not aggregate more than 2% of that Delaware Investments Fund's total assets. When a Delaware Investments Fund purchases a call option, in return for a premium paid by a Delaware Investments Fund to the writer of the option, such Delaware Investments Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Delaware Investments Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         A Delaware Investments Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. A Delaware Investments Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Delaware Investments Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Delaware Investments Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Delaware Investments Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Delaware Investments Fund may expire without any value to the Delaware Investments Fund.

         Writing Put Options -- A Delaware Investments Fund may also write put options on a secured basis which means that such Delaware Investments Fund will maintain in a segregated account with its custodian, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by a Delaware Investments Fund. Secured put options will generally be written in circumstances where the investment manager wishes to purchase the underlying security for a Delaware Investments Fund's portfolio at a price lower than the current market price of the security. In such event, the Delaware Investments Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, a Delaware Investments Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Delaware Investments Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

         Purchasing Put Options -- Certain Delaware Investments Funds may invest in put options. A Delaware Investments Fund will, at all times during which it holds a put option, own the security covered by such option.

         Certain Delaware Investments Funds may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Delaware Investments Fund to protect an unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Delaware Investments Fund will lose the value of the premium paid. A Delaware Investments Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         A Delaware Investments Fund may sell a put option purchased on individual portfolio securities or stock indices. Additionally, a Delaware Investments Fund may enter into closing sale transactions. A closing sale transaction is one in which a Delaware Investments Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         Over-the-Counter Options and Illiquid Securities -- Certain Delaware Investments Funds may deal in over-the-counter ("OTC") options. The Delaware Investments Funds understand the position of the staff of the SEC to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Certain Delaware Investments Funds and their investment managers disagree with this position and have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Delaware Investments Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of the portfolio.

         As part of these procedures certain Delaware Investments Funds will engage in OTC options transactions only with primary dealers that have been specifically approved by the Board of Directors/Trustees, and the investment managers believe that the approved dealers should be agreeable and able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Delaware Investments Fund. A Delaware Investments Fund anticipates entering into written agreements with those dealers to whom such Delaware Investments Fund may sell OTC options, pursuant to which such Delaware Investments Fund would have the absolute right to repurchase the OTC options from such dealers at any time at a price determined pursuant to a formula set forth in certain no action letters published by the SEC staff. A Delaware Investments Fund will not engage in OTC options transactions if the amount invested by the Delaware Investments Fund in OTC options plus, with respect to OTC options written by the Delaware Investments Fund, the amounts required to be treated as illiquid pursuant to the terms of such letters (and the value of the assets used as cover with respect to OTC option sales which are not within the scope of such letters), plus the amount invested by the Delaware Investments Fund in illiquid securities, would exceed 15% of the Delaware Investments Fund's total assets. OTC options on securities other than U.S. government securities may not be within the scope of such letters and, accordingly, the amount invested by a Delaware Investments Fund in OTC options on such other securities and the value of the assets used as cover with respect to OTC option sales regarding such non-U.S. government securities will be treated as illiquid and subject to the limitation on a Delaware Investments Fund's net assets that may be invested in illiquid securities.

         Options on Foreign Currencies -- Certain Delaware Investments Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Delaware Investments Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Delaware Investments Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Delaware Investments Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to a Delaware Investments Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Delaware Investments Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         A Delaware Investments Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Delaware Investments Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Delaware Investments Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Delaware Investments Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Delaware Investments Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Delaware Investments Fund also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Certain Delaware Investments Funds intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Delaware Investments Fund is "covered" if the Delaware Investments Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian
Bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Delaware Investments Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by a Delaware Investments Fund in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its Custodian Bank.

         With respect to writing put options, at the time the put is written, a Delaware Investments Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Delaware Investments Fund will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or a Delaware Investments Fund has purchased a closing put of the same series as the one previously written.

         In order to comply with the securities laws of one state, a Delaware Investments Fund will not write put or call options if the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold exceed 25% of the Delaware Investments Fund's net assets. Should state laws change or a Delaware Investments Fund receives a waiver of their application for, the Delaware Investments Funds reserve the right to increase this percentage.

         Options on Stock Indices -- A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to a Delaware Investments Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, a Delaware Investments Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 (R) Composite Stock Price Index ("S&P 500") or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 (R) Composite Stock Price Index ("S&P 100"). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in a Delaware Investments Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Delaware Investments Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since a Delaware Investments Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Delaware Investments Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use of options on stock indices will be subject to the investment manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Delaware Investments Fund's ability to effectively hedge its securities. A Delaware Investments Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         The Delaware Investments Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

Futures
         Certain Delaware Investments Funds may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Delaware Investments Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Delaware Investments Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at a Delaware Investments Fund's Custodian Bank. Thereafter, a "variation margin" may be paid by a Delaware Investments Fund to, or drawn by the Delaware Investments Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

         In addition, when a Delaware Investments Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its Custodian Bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Delaware Investments Fund with respect to such futures contracts.

         Certain Delaware Investments Funds may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Delaware Investments Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Delaware Investments Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Delaware Investments Fund would increase at approximately the same rate, thereby keeping the net asset value of such Delaware Investments Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Delaware Investments Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and such Delaware Investments Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when a Delaware Investments Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Delaware Investments Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Delaware Investments Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Delaware Investments Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Delaware Investments Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which such Delaware Investments Fund intends to purchase.

         If a put or call option a Delaware Investments Fund has written is exercised, such Delaware Investments Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Delaware Investments Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, a Delaware Investments Fund will purchase a put option on a futures contract to hedge such Delaware Investments Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, a Delaware Investments Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Delaware Investments Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Delaware Investments Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Delaware Investments Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Delaware Investments Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, a Delaware Investments Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Futures Contracts and Options on Futures Contracts
         Certain Delaware Investments Funds may enter into futures contracts on stocks and stock indices, purchase and sell options on such futures, and enter into closing transactions with respect to those activities. A futures contract may be purchased and sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction.

         When a Delaware Investments Fund enters into a futures transaction, it must deliver to the futures commission merchant selected an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at a Delaware Investments Fund's custodian bank. Thereafter, a "variation margin" may be paid by a Delaware Investments Fund to, or drawn by the Delaware Investments Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

         Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take, as the case may be, delivery of the securities or cash value of the index underlying the contractual obligations. At the time such transaction is effected, a final determination of variation margin is made and any loss experienced by a Delaware Investments Fund must be paid to the contract market clearing house while any profit due to the Delaware Investments Fund must be delivered to it.

         Positions taken in futures markets are not normally held to maturity, but instead liquidated through offsetting transactions which may result in a profit or a loss. While a Delaware Investments Fund's futures contracts on securities will usually be liquidated in this manner, the Delaware Investments Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to do so. The clearing house associated with the market on which futures on the securities are traded guarantees that, if still open, the sale or purchase will be performed on settlement date.

         A Delaware Investments Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Delaware Investments Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities in the portfolio owned by a Delaware Investments Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Delaware Investments Fund would increase at approximately the same rate, thereby keeping the net asset value of the Delaware Investments Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Delaware Investments Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Delaware Investments Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when a Delaware Investments Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Delaware Investments Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Delaware Investments Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Delaware Investments Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which such Delaware Investments Fund intends to purchase.

         Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         If a put or call option which a Delaware Investments Fund has written is exercised, such Delaware Investments Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Delaware Investments Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, a Delaware Investments Fund will purchase a put option on a futures contract to hedge such Delaware Investments Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, a Delaware Investments Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Delaware Investments Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, such Delaware Investments Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if a Delaware Investments Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Delaware Investments Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, a Delaware Investments Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Short Sales Against the Box
         Certain Delaware Investments Funds may make short sales "against the box." Whereas a short sale is the sale of a security a Delaware Investments Fund does not own, a short sale is against the box if at all times during which the short position is open, such Delaware Investments Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses.

Forward Foreign Currency Exchange Contracts
         The Delaware Investments Funds' dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Delaware Investments Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Delaware Investments Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

         When a Delaware Investments Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Delaware Investments Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, such Delaware Investments Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Delaware Investments Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Delaware Investments Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Delaware Investments Fund denominated in such foreign currency.

         Certain Delaware Investments Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by these Funds.

         In connection with purchases and sales of securities denominated in foreign currencies, a Delaware Investments Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The investment manager expects to enter into settlement hedges in the normal course of managing the Delaware Investments Funds' foreign investments. The Delaware Investments Funds could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the investment manager.

         Certain Delaware Investments Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Delaware Investments Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Delaware Investments Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodian account to cover currency forward contracts. As required by SEC guidelines, certain Delaware Investments Funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Delaware Investments Funds will not segregate assets to cover forward contracts, including settlement hedges, position hedges and proxy hedges. Successful use of forward currency contracts will depend on the investment manager's skill in analyzing and predicting currency values. Forward contracts may substantially change a Delaware Investments Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Delaware Investments Fund if currencies do not perform as the investment manager anticipates. For example, if a currency's value rose at a time when the investment manager had hedged a Delaware Investments Fund by selling that currency in exchange for dollars, the Delaware Investments Fund would be unable to participate in the currency's appreciation. If the investment manager hedges currency exposure through proxy hedges, a Delaware Investments Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the investment manager increases a Delaware Investments Fund's exposure to a foreign currency, and that currency's value declines, a Delaware Investments Fund will realize a loss. There is no assurance that the investment manager's use of forward currency contracts will be advantageous to the Delaware Investments Funds or that it will hedge at an appropriate time.

Foreign Currency Conversion
         Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Delaware Investments Fund at one rate, while offering a lesser rate of exchange should such Delaware Investments Fund desire to resell that currency to the dealer.

Concentration
         In applying a Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) asset backed securities will be classified according to the underlying assets securing such securities; and (iv) investments in the Delaware Investments Funds will not be deemed to be investments in the "investment company" industry.


OTHER INVESTMENTS - DELAWARE S&P 500 INDEX FUND

U.S. Government Securities
         U.S. Government securities include U.S. Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the U.S. Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the U.S. Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


Repurchase Agreements
         The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, the Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Fund's sub-adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.

Reverse Repurchase Agreements
         The Fund may enter into reverse repurchase agreements under the circumstances. In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.

Forward Commitments
         The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

When-Issued Transactions
         The Fund may purchase securities on a when-issued basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will invest no more than 25% of its net assets in when-issued securities.

Illiquid Securities
         The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Variable Amount Master Demand Notes
         Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

Securities Lending
         The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time. The Fund will receive cash or U.S. Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending its securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Fund's sub-adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

Futures Contracts and Options on Futures
         For hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

         A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

         Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with its custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

         Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

         When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

         There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the non-existence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

Options on Securities and Securities Indices
         The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

         The Fund may purchase or sell options on securities indices that are comprised of securities in which the Fund may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

Cash Reserves
         For defensive purposes, the Fund may temporarily invest, without limitation, in high quality short-term fixed-income securities. These securities include obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. When using this strategy, the weighted average maturity of securities held by the Fund will decline, and thereby possibly cause its yield to decline as well.

American Depositary Receipts (ADRs)
         The Fund may invest in securities of foreign issuers in the form of ADRs and similar instruments, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. In general, there is a large liquid market in the U.S. for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For purposes of the Fund's investment policies, the Fund's investments in ADRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

         Investment in securities of non-U.S. issuers and securities involve investment risks that are different from those of U.S. issuers, including: uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities. ADRs are subject to all of the above risks, except the imposition of exchange controls, and currency fluctuations during the settlement period.

Preferred Stocks
         Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to call or redeem the stock. The rights to payment of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

Equity Swaps
         Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Fund's sub-adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines.


Investment Grade Bonds
         The Fund may invest in corporate notes and bonds which are rated investment grade by a Nationally recognized statistical rating organization ("NRSRO") or, if unrated, are determined by the Fund's sub-adviser to be of comparable quality. Investment grade securities include securities rated Baa3 by Moody's or BBB- by S&P (and securities of comparable quality), which securities have speculative characteristics.


Total Rate of Return Swaps
         The Fund may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines.

Debt Securities
         The Fund may also invest temporarily in investment grade debt securities for defensive purposes. The Fund may invest in convertible debt securities.

Purchase of Other Investment Company Funds
         To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies.

Concentration
         In applying the Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

Information about Standard & Poor's
         The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Delaware Management Holdings, Inc. is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Delaware Management Holdings, Inc. or the Fund. S&P has no obligation to take the needs of Delaware Management Holdings, Inc. or shareholders of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of share prices of the Fund or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DELAWARE MANAGEMENT HOLDINGS, INC., SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


ACCOUNTING AND TAX ISSUES

         When a Fund writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the section of the Fund's assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund reports a realized gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Fund for the purchase of a put option is recorded in the section of the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund sells the put option, it realizes a short-term or long-term capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security will be affected by such a purchase.

         Options on Certain Stock Indices -- Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         Other Tax Requirements -- Each Fund has qualified or intends to qualify as a regulated investment company under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

         (i) A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

         (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

         The Code requires the Funds to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to a Fund) to you by December 31 of each year in order to avoid federal excise taxes. The Funds intend as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities -- The Funds are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Fund:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Fund.

         If a Fund's Section 988 losses exceed a Fund's other investment company taxable income during a taxable year, a Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require a Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under a Fund's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, a Fund will be required to record at fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Fund's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Funds may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by a Fund. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Fund); and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by a Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by a Fund). If a Fund elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If a Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by a Fund. In this case, these taxes will be taken as a deduction by a Fund, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from a Fund to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by a Fund. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040.

         Investment in Passive Foreign Investment Company Securities -- The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by a Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at a Fund level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Fund, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Fund's income available for distribution to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

PERFORMANCE INFORMATION
         From time to time, each Fund may state its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life of fund, periods, as applicable. Each Fund may also advertise aggregate and average total return information of its Classes over additional periods of time. In addition, each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

         In presenting performance information for Class A Shares, the Limited CDSC, or other CDSC, applicable only to certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC, or other CDSC, and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:


                                           P(1 + T)n = ERV


         Where:     P =    a hypothetical initial purchase order of $1,000 from
                           which, in the case of Class A Shares only, the maximum front-end sales charge is deducted;

                    T =    average annual total return;

                    n =    number of years; and

                  ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will reflect, as applicable, the maximum sales charge, or CDSC, paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representative of the results which may be realized from an investment in the Funds in the future.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of the Classes shown below, is the average annual total return quotations through September 30, 2000, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The average annual total return for the Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The average annual total return for Class B and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at September 30, 2000. The average annual total return for Class B and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at September 30, 2000, and therefore does not reflect the deduction of a CDSC. Stock prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

---------------------------------------------------------------------------------------
                               Average Annual Returns(1)
---------------------------------------------------------------------------------------
                                                       1 Year ended       Life of Fund
                                                          9/30/00
------------------------------------------------- ------------------ ------------------
Growth Portfolio(2)
------------------------------------------------- ------------------ ------------------
A Class (at offer)                                            4.59%              6.19%
------------------------------------------------- ------------------ ------------------
A Class (at NAV)                                             10.99%              8.50%
------------------------------------------------- ------------------ ------------------
B Class (including CDSC)                                      5.14%              6.78%
------------------------------------------------- ------------------ ------------------
B Class (excluding CDSC)                                     10.14%              7.75%
------------------------------------------------- ------------------ ------------------
C Class (including CDSC)                                      9.13%              7.79%
------------------------------------------------- ------------------ ------------------
C Class (excluding CDSC)                                     10.13%              7.79%
------------------------------------------------- ------------------ ------------------
Institutional Class                                          11.13%              8.73%
------------------------------------------------- ------------------ ------------------

------------------------------------------------- ------------------ ------------------
Balanced Portfolio(2)
------------------------------------------------- ------------------ ------------------
A Class (at offer)                                            3.24%              4.15%
------------------------------------------------- ------------------ ------------------
A Class (at NAV)                                              9.49%              6.42%
------------------------------------------------- ------------------ ------------------
B Class (including CDSC)                                      3.75%              4.73%
------------------------------------------------- ------------------ ------------------
B Class (excluding CDSC)                                      8.75%              5.73%
------------------------------------------------- ------------------ ------------------
C Class (including CDSC)                                      7.74%              5.81%
------------------------------------------------- ------------------ ------------------
C Class (excluding CDSC)                                      8.74%              5.81%
------------------------------------------------- ------------------ ------------------
Institutional Class                                           9.85%              6.70%
------------------------------------------------- ------------------ ------------------

------------------------------------------------- ------------------ ------------------
Income Portfolio(2)
------------------------------------------------- ------------------ ------------------
A Class (at offer)                                            1.48%              2.52%
------------------------------------------------- ------------------ ------------------
A Class (at NAV)                                              7.66%              4.76%
------------------------------------------------- ------------------ ------------------
B Class (including CDSC)                                      1.99%              3.13%
------------------------------------------------- ------------------ ------------------
B Class (excluding CDSC)                                      6.99%              4.15%
------------------------------------------------- ------------------ ------------------
C Class (including CDSC)                                      5.88%              4.07%
------------------------------------------------- ------------------ ------------------
C Class (excluding CDSC)                                      6.88%              4.07%
------------------------------------------------- ------------------ ------------------
Institutional Class                                           7.90%              5.00%
---------------------------------------------------------------------------------------

(1) Performance reflects expense limitations in effect during the periods.
(2) Date of commencement of operations was 12/31/97.

         From time to time, a Fund may also quote each Class' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. or to the S&P 500 or the Dow Jones Industrial Average.

         Lipper maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The Russell 2000 Index TR is a total return weighted index which is comprised of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index and is calculated on a monthly basis. The NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and American Depositary Receipts. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         In addition, the performance of multiple indices compiled and maintained by statistical research firms, such as Salomon Brothers and Lehman Brothers may be combined to create a blended performance result for comparative performances. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of a Fund. A Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.


         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Education IRAs) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other funds, products and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

         The following table present examples, for purposes of illustration only, of cumulative total return performance for the Classes shown below through September 30, 2000. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Past performance is no guarantee of future results.

----------------------------------------------------------------------------------------------------
                                       Cumulative Total Returns(1)
----------------------------------------------------------------------------------------------------
                                 3 months       6 months       9 months     1 year ended    Life of
                               ended 9/30/00  ended 9/30/00  ended 9/30/00     9/30/00        Fund
------------------------------ -------------- -------------- -------------- -------------- ---------
Growth Portfolio(2)
------------------------------ -------------- -------------- -------------- -------------- ---------
A Class (at offer)                -6.03%         -8.36%         -6.47%          4.59%        17.95%
------------------------------ -------------- -------------- -------------- -------------- ---------
A Class (at NAV)                  -0.30%         -2.73%         -0.80%         10.99%        25.17%
------------------------------ -------------- -------------- -------------- -------------- ---------
B Class (including CDSC)          -5.48%         -7.97%         -6.23%          5.14%        19.78%
------------------------------ -------------- -------------- -------------- -------------- ---------
B Class (excluding CDSC)          -0.50%         -3.12%         -1.29%         10.14%        22.78%
------------------------------ -------------- -------------- -------------- -------------- ---------
C Class (including CDSC)          -1.59%         -4.09%         -2.28%          9.13%        22.90%
------------------------------ -------------- -------------- -------------- -------------- ---------
C Class (excluding CDSC)          -0.60%         -3.12%         -1.29%         10.13%        22.90%
------------------------------ -------------- -------------- -------------- -------------- ---------
Institutional Class               -0.30%         -2.73%         -0.60%         11.13%        25.89%
------------------------------ -------------- -------------- -------------- -------------- ---------

------------------------------ -------------- -------------- -------------- -------------- ---------
Balanced Portfolio(2)
------------------------------ -------------- -------------- -------------- -------------- ---------
A Class (at offer)                -4.93%         -6.24%         -4.39%          3.24%        11.84%
------------------------------ -------------- -------------- -------------- -------------- ---------
A Class (at NAV)                   0.87%         -0.53%          1.41%          9.49%        18.68%
------------------------------ -------------- -------------- -------------- -------------- ---------
B Class (including CDSC)          -4.35%         -5.84%         -4.14%          3.75%        13.55%
------------------------------ -------------- -------------- -------------- -------------- ---------
B Class (excluding CDSC)           0.65%         -0.90%          0.86%          8.75%        16.55%
------------------------------ -------------- -------------- -------------- -------------- ---------
C Class (including CDSC)          -0.35%         -1.89%         -0.14%          7.74%        16.79%
------------------------------ -------------- -------------- -------------- -------------- ---------
C Class (excluding CDSC)           0.65%         -0.90%          0.86%          8.74%        16.79%
------------------------------ -------------- -------------- -------------- -------------- ---------
Institutional Class                0.98%         -0.37%          1.63%          9.85%        19.53%
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                        Cumulative Total Returns(1)
----------------------------------------------------------------------------------------------------
                                 3 months       6 months       9 months     1 year ended    Life of
                               ended 9/30/00  ended 9/30/00  ended 9/30/00     9/30/00        Fund
------------------------------ -------------- -------------- -------------- -------------- ---------
Income Portfolio(2)
------------------------------ -------------- -------------- -------------- -------------- ---------
A Class (at offer)                -4.39%         -4.44%         -2.92%          1.48%         7.09%
------------------------------ -------------- -------------- -------------- -------------- ---------
A Class (at NAV)                   1.40%          1.40%          3.04%          7.66%        13.64%
------------------------------ -------------- -------------- -------------- -------------- ---------
B Class (including CDSC)          -3.80%         -3.86%         -2.52%          1.99%         8.84%
------------------------------ -------------- -------------- -------------- -------------- ---------
B Class (excluding CDSC)           1.20%          1.14%          2.48%          6.99%        11.84%
------------------------------ -------------- -------------- -------------- -------------- ---------
C Class (including CDSC)           0.20%          0.14%          1.49%          5.88%        11.60%
------------------------------ -------------- -------------- -------------- -------------- ---------
C Class (excluding CDSC)           1.20%          1.14%          2.49%          6.88%        11.60%
------------------------------ -------------- -------------- -------------- -------------- ---------
Institutional Class                1.34%          1.52%          3.22%          7.90%        14.35%
------------------------------ -------------- -------------- -------------- -------------- ---------

------------------------------ -------------- -------------- -------------- -------------- ---------
Delaware S&P 500 Index Fund(3)
------------------------------ -------------- -------------- -------------- -------------- ---------
Consultant Class                  -1.28%         -3.97%            N/A            N/A        -0.35%
------------------------------ -------------- -------------- -------------- -------------- ---------
Institutional Class               -1.17%         -3.86%            N/A            N/A        -0.24%
----------------------------------------------------------------------------------------------------

(1) Performance reflects expense limitations in effect during the periods.
(2) Date of commencement of operations was 12/31/97.
(3) Date of commencement of operations was 1/12/00.


         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Trust and other mutual funds available from the Delaware Investments family, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the investment disciplines employed in seeking the objectives of the Portfolios and the other funds in the Delaware Investments family. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager's affiliates, including the number of such clients serviced by such affiliates.


Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval - for example, monthly or quarterly - as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of low fund share prices. Delaware Investments offers three services -- Automatic Investing Plan, Direct Deposit Purchase Plan and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Direct Deposit Purchase Plan, Automatic Investing Plan and Wealth Builder Option under Purchasing Shares - Investing by Electronic Fund Transfer for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share of a stock or bond fund over a period of time will be lower than the average price per share of a Fund for the same time period.

                                                                      Number
                                 Investment        Price Per         of Shares
                                   Amount            Share           Purchased

                  Month 1           $100            $10.00               10
                  Month 2           $100            $12.50                8
                  Month 3           $100            $ 5.00               20
                  Month 4           $100            $10.00               10
                  --------------------------------------------------------------
                                    $400            $37.50               48

         Total Amount Invested:  $400
         Total Number of Shares Purchased:  48
         Average Price Per Share:  $9.38 ($37.50/4)
         Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of the Funds or any stock or bond fund in the Delaware Investments family.

         Dollar-cost averaging can be appropriate for investments in shares of funds that tend to fluctuate in value. Please obtain the prospectus of any fund in the Delaware Investments family in which you plan to invest through a dollar-cost averaging program. The prospectus contains additional information, including charges and expenses. Please read it carefully before you invest or send money.


THE POWER OF COMPOUNDING

         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. The Funds may include illustrations showing the power of compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

         Each Fund selects banks, brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. When a commission is paid, the Fund involved pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty. A number of trades are made on a net basis where the Funds either buy the securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

         During the fiscal years ended September 30, 1999 and 2000, no brokerage commissions was paid by the Funds.


         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making processes with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.


         During the fiscal year ended September 30, 2000, there were portfolio transactions resulting in brokerage commissions directed to brokers for brokerage and research services provided.


         As provided in the 1934 Act and the Funds' Investment Management Agreement higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Funds and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the NASD Conduct Rules, and subject to seeking best execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of funds in the Delaware Investments family as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds.

Portfolio Turnover
         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate. Given the Funds' investment objectives, their annual portfolio turnover rates are not expected to exceed 100%. A turnover rate of 100% would occur, for example, if all the investments held by a Fund at the beginning of the year were replaced by the end of the year. The degree of portfolio activity may affect taxes payable by the Funds' shareholders. To the extent a Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. The turnover rates also may be affected by cash requirements from redemptions and repurchases of Fund shares.

         The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.


         During the fiscal year ended September 30, 1999 and 2000, portfolio turnover rates for the Funds were as follows:

         --------------------------------------------------------------------
                                                        1999            2000
         ------------------------------------ --------------- ---------------
         Growth Portfolio                               104%             87%
         ------------------------------------ --------------- ---------------
         Balanced Portfolio                              93%             80%
         ------------------------------------ --------------- ---------------
         Income Portfolio                                73%             65%
         ------------------------------------ --------------- ---------------
         Delaware S&P 500 Index Fund                     N/A            18%*
         --------------------------------------------------------------------
*Annualized.


PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of the Funds. See the Prospectuses for information on how to invest. Shares of the Funds are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Foundation Funds or the Distributor.


         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares, Class C Shares and Consultant Class Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Investments Fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Foundation Funds will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares ($100,000 or more for Delaware S&P 500 Fund Class A Shares), and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Foundation Funds reserves the right to reject any order for the purchase of its shares of a Fund if in the opinion of management such rejection is the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. A Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         A Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, a Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Foundation Funds and the Distributor intend to operate in compliance with these rules.


         Class A Shares of Growth Portfolio, Balanced Portfolio and Income Portfolio are purchased at the offering price which reflects a maximum front-end sales charge of 5.75% and Class A Shares of Delaware S&P 500 Index Fund are purchased at the offering price which reflects a maximum front-end sales charge of 2.75%; however, lower front-end sales charges apply for larger purchases. Class A Shares are subject to 12b-1 Plan expenses for the life of the investment. See the table in the Fund Classes' Prospectus.

         Class B Shares of Growth Portfolio, Balanced Portfolio and Income Portfolio are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed within two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. Class B Shares of Delaware S&P 500 Index Fund are purchased at net asset value and are subject to a CDSC of: (i) 2% if shares are redeemed within two years of purchase; and (ii) 1% if shares are redeemed during the third year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against the Class B Shares for approximately five years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses.

         Consultant Class Shares of Delaware S&P 500 Index Fund are purchased at net asset value without the imposition of a front-end or contingent deferred sales charge. Consultant Class Shares are subject to 12b-1 Plan expenses for the life of the investment.

         See Plans Under Rule 12b-1 for the Fund Classes and Consultant Class under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares, Institutional Class shares or Consultant Class Shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Foundation Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A, Class B and Class C Shares
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in a Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase (three years for Delaware S&P 500 Index Fund), and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase (five years for Delaware S&P 500 Index
Fund) and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares and 12b-1 Plan expenses applicable to Consultant Class Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on each Class of a Fund will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that each Class will bear the amount of 12b-1 Plan expenses payable under its respective 12b-1 Plan. See Determining Offering Price and Net Asset Value.


Class A Shares
         Purchases of $50,000 or more of Class A Shares ($100,000 or more for Delaware S&P 500 Index Fund Class A Shares) at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments Funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.


Dealer's Commission
         As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.


         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments Funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments Funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase (three years for Delaware S&P 500 Index Fund) may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments Fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.


         During the seventh year after purchase (fourth year for Delaware S&P 500 Index Fund) and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase (five years for Delaware S&P 500 Index
Fund), the investor's Class B Shares will be automatically converted into Class A Shares of a Fund. See Automatic Conversion of Class B Shares below. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years (three years for Delaware S&P 500 Index Fund) are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period (three-year period for Delaware S&P 500 Index Fund). With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% (2% for Delaware S&P 500 Index
Fund) of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase (three years for Delaware S&P 500 Index Fund), a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase (five years for Delaware S&P 500 Index Fund) are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If, as applicable, the eighth or fifth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If such anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after the anniversary. Consequently, if a shareholder's anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after, as applicable, the eighth or fifth anniversary of purchase before the shares will automatically convert into Class A Shares. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses to the maximum limits noted above.

         Class B Shares of a Fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of the Fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of the Fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes and Consultant Class
         Pursuant to Rule 12b-1 under the 1940 Act, Foundation Funds has adopted a separate plan for each of Class A Shares, Class B Shares, Class C Shares and Consultant Class Shares (the "Plans"). Each Plan permits a Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of Institutional Class Shares. Shareholders of Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares, Class C Shares and Consultant Class Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, a Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Foundation Funds. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         The maximum aggregate fee payable by a Fund under the Plans, and the Distribution Agreements, is on an annual basis, up to 0.30% of average daily net assets of each of Class A Shares and Consultant Class Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. Foundation Funds' Board of Trustees may reduce these amounts at any time.

         Pursuant to Board action, the maximum aggregate fee payable by Class A Shares of Growth Portfolio, Balanced Portfolio and Income Portfolio is 0.25% of average daily net assets. In addition, pursuant to Board action, the maximum aggregate fee payable by Class A Shares and Consultant Class of Delaware S&P 500 Index Fund is 0.15% and 0.12%, respectively. While this describes the current basis for calculating the fees which will be payable under such Classes' Plans, such Plans permit a full 0.30% on all assets to be paid at any time following appropriate Board approval.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have all been approved by the Board of Trustees of Foundation Funds, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Foundation Funds and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares, Class C Shares and Consultant Class Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of a Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Foundation Funds having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Foundation Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         The following tables set forth 12b-1 payments by each Class of each Fund noted below for the fiscal year ended September 30, 2000.


---------------------------------------------------------------------------------------------------------------------------
                                                    Growth Portfolio                          Balanced Portfolio
---------------------------------------------------------------------------------------------------------------------------
                                           Class A       Class B        Class C       Class A        Class B       Class C
------------------------------------- ------------- ------------- -------------- ------------- -------------- -------------
Advertising                                    ---           ---            ---           ---            ---           ---
------------------------------------- ------------- ------------- -------------- ------------- -------------- -------------
Annual/Semi-Annual Reports                     ---           ---            ---           ---            ---           ---
------------------------------------- ------------- ------------- -------------- ------------- -------------- -------------
Broker Trails                              $30,942        $5,762         $2,475       $57,437         $3,348        $5,989
------------------------------------- ------------- ------------- -------------- ------------- -------------- -------------
Broker Sales Charges                           ---        $8,813         $4,773                       $4,121        $2,739
------------------------------------- ------------- ------------- -------------- ------------- -------------- -------------
Dealer Service Expenses                        ---           ---            ---           ---            ---           ---
------------------------------------- ------------- ------------- -------------- ------------- -------------- -------------
Interest on Broker Sales Charges               ---        $5,421           $208           ---         $3,835          $155
------------------------------------- ------------- ------------- -------------- ------------- -------------- -------------
Commissions to Wholesalers                     $13          $870            ---           ---           $610           ---
------------------------------------- ------------- ------------- -------------- ------------- -------------- -------------
Promotional-Broker Meetings                    ---           ---            ---           ---            ---           ---
------------------------------------- ------------- ------------- -------------- ------------- -------------- -------------
Promotional-Other                              ---           ---            ---           ---            $23           ---
------------------------------------- ------------- ------------- -------------- ------------- -------------- -------------
Prospectus Printing                            ---           ---            ---           ---            ---           ---
------------------------------------- ------------- ------------- -------------- ------------- -------------- -------------
Telephone                                      ---           ---            ---           ---            ---           ---
------------------------------------- ------------- ------------- -------------- ------------- -------------- -------------
Wholesaler Expenses                            ---           ---            ---           ---           $248           ---
------------------------------------- ------------- ------------- -------------- ------------- -------------- -------------
Other                                          ---           ---            ---           ---            ---           ---
------------------------------------- ------------- ------------- -------------- ------------- -------------- -------------
Total                                      $30,955       $20,866         $7,456       $57,437        $12,185        $8,883
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                  Income Portfolio              Delaware S&P 500 Index Fund
-------------------------------------------------------------------------------------------------------------
                                        Class A       Class B       Class C           Consultant Class
------------------------------------- ------------- ------------- ------------- -----------------------------
Advertising                                    ---           ---           ---                           ---
------------------------------------- ------------- ------------- ------------- -----------------------------
Annual/Semi-Annual Reports                     ---           ---           ---                           ---
------------------------------------- ------------- ------------- ------------- -----------------------------
Broker Trails                              $43,654          $905        $1,173                        $1,688
------------------------------------- ------------- ------------- ------------- -----------------------------
Broker Sales Charges                           ---          $146          $345                           ---
------------------------------------- ------------- ------------- ------------- -----------------------------
Dealer Service Expenses                        ---           ---           ---                           ---
------------------------------------- ------------- ------------- ------------- -----------------------------
Interest on Broker Sales Charges               ---        $2,040            $1                           ---
------------------------------------- ------------- ------------- ------------- -----------------------------
Commissions to Wholesalers                     ---          $187            $7                           ---
------------------------------------- ------------- ------------- ------------- -----------------------------
Promotional-Broker Meetings                    ---           ---           ---                           ---
------------------------------------- ------------- ------------- ------------- -----------------------------
Promotional-Other                              ---           ---           ---                            $7
------------------------------------- ------------- ------------- ------------- -----------------------------
Prospectus Printing                            ---           ---           ---                            $8
------------------------------------- ------------- ------------- ------------- -----------------------------
Telephone                                      ---           ---           ---                           ---
------------------------------------- ------------- ------------- ------------- -----------------------------
Wholesaler Expenses                            ---           ---           ---                           ---
------------------------------------- ------------- ------------- ------------- -----------------------------
Other                                           --            --            --                           ---
------------------------------------- ------------- ------------- ------------- -----------------------------
Total                                      $43,654        $3,278        $1,526                        $1,702
-------------------------------------------------------------------------------------------------------------

Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments Fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares of a Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as a Fund may reasonably require to establish eligibility for purchase at net asset value. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of a fund in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented in writing to Retirement Financial Services, Inc. that it has the requisite number of employees and received written confirmation back from Retirement Financial Services, Inc. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

         Purchase of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. has a product participation agreement with the sponsor of the alliance program.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Foundation Funds must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments Funds ("eligible Delaware Investments Fund shares"), as well as shares of designated classes of non-Delaware Investments Funds ("eligible non-Delaware Investments Fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments Fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments Fund shares for other eligible Delaware Investments Fund shares or for eligible non-Delaware Investments Fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments Fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Investments Fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments Fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments Fund shares. When eligible Delaware Investments Fund shares are exchanged into eligible non-Delaware Investments Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Foundation Funds which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of a Fund and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Fund and other Delaware Investments Funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.


         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).


Right of Accumulation
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser of the Growth, Balanced or Income Portfolio has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $10,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.


12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of a Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as a Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to a Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

         The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Institutional Class
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

Consultant Class
         Consultant Class shares may be purchased through financial advisers, including brokers, financial institutions and other entities that have a dealer agreement with the Fund's distributor or a service agreement with the Fund. It is available only to retirement plans administered by Retirement Financial Services, Inc. and rollover individual retirement accounts from such plans.


INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders of Class A, B and C Shares in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Classes and Consultant Class are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Consultant Class Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including a Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Fund in which the investor does not then have an account will be treated like all other initial purchases of the Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of a Fund, provided an account has been established. Dividends from Class A Shares and Consultant Class may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.


         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments Fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in a Fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments Funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments Funds. Class B Shares of a Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for a Fund to accept for investment in Class A Shares, Class B Shares, Class C Shares or Consultant Class Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares, Class C Shares and Consultant Class Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                *     *     *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse a Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Foundation Funds for proper instructions.

MoneyLine(SM) On Demand
         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee. This service is not available to the Institutional Classes.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Class A, B, C and Consultant Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the such Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

Asset Planner
         To invest in Delaware Investments Funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments Funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Funds and Consultant Class Shares of Delaware S&P 500 Index Fund may be used in the same Strategy with class A shares and consultant class shares that are offered by certain other Delaware Investments Funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes
         An investment in the Funds may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Class, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $33,000 ($53,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with income between $53,000 and $63,000, and for single individuals with incomes between $33,000 and $43,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.


         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion was done before January 1, 1999, then the income from the conversion would have been included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

         This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of a Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes are available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of a Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.


DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by a Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement and Sub-Advisory Agreement. Orders for purchases of Class B Shares, Class C Shares, Institutional Class Shares and Consultant Class Shares are effected at the net asset value per share next calculated after receipt of the order by a Fund in which shares are being purchased, its agent or certain other authorized persons. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m. Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in each Fund's financial statements and is incorporated by reference into Part B.

         Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign currencies and the prices of foreign securities denominated in foreign currencies are translated to U.S. Dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If no quotations are available, all other securities and assets are valued at fair value as determined in good faith and in a method approved by the Board of Trustees.

         Each Class of each Fund will bear, pro-rata, all of the common expenses of its respective Fund. The net asset values of all outstanding shares of each class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the Trust's 12b-1 Plans and Class A Shares, Class B Shares and Class C Shares of each Fund alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the NAV of each class of a Fund will vary.


REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. Holders of Class A, B, C and Consultant Class Shares may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Holders of Institutional Class Shares may request a redemption or an exchange by calling a Client Services Representative at 800-510-4015. A Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Fund shares, the Distributor, acting as agent of a Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by a Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. Each Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by a Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement and Sub-Advisory Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         A Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. A Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, a Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Foundation Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares of Growth Portfolio, Balanced Portfolio and Income Portfolio are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase;
(ii) 4% if shares are redeemed during the second year after purchase (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Redemptions of Class B Shares of Delaware S&P 500 Index Fund made within three years of purchase are subject to a CDSC of 2% during the first two years of purchase and 1% during the third year of purchase. Class C Shares of each Fund are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes and the Consultant Class, there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to your Fund at One Commerce Square, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, a Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). A Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. A Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares, Institutional Class and Consultant Class Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to your Fund (at One Commerce Square, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares, Institutional Class Shares or Consultant Class Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. A Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach a Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes and the Consultant Class are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class and Consultant Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each Fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.


MoneyLine(SM) On Demand
         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans.

Timing Accounts

        Right to Refuse Timing Accounts -- With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or
(iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

        Redemptions of Timing Accounts -- Redemption requests made from Timing Accounts will be made only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

        Restrictions on Timed Exchanges -- Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares, Class C Shares and Consultant Class Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although a Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments Funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than or equal to 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. A Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Classes. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.


Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares
         Purchased at Net Asset Value For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares of Growth Portfolio, Balanced Portfolio and Income Portfolio are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments Fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years (one year with respect to Delaware S&P 500 Index Fund) will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period (one-year period with respect to Delaware S&P 500 Index Fund) is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waivers of Contingent Deferred Sales Charges


Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by certain group defined contribution retirement plans that purchase shares though a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived; and (x) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).


Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age
70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         In addition, the Limited CDSC on Class A Shares and the CDSC on Class B Shares and Class C Shares will be waived on shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.


DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS


         The Income Portfolio and the Delaware S&P 500 Index Fund will normally make payments from net investment income, if any, on a quarterly basis. The Growth Portfolio and Balanced Portfolio will normally make payments from net investment income, if any, on an annual basis. Payments from net realized securities profits of a Fund, if any, will normally be distributed annually in the quarter following the close of the fiscal year.


         Each Class of shares of a Fund will share proportionately in the investment income and expenses of that Fund, except that Class A Shares, Class B Shares, Class C Shares and Consultant Class alone will incur distribution fees under their respective 12b-1 Plans.

         Dividends are automatically reinvested in additional shares of the same Class of the respective Fund at net asset value, unless, in the case of shareholders of the Fund Classes, an election to receive dividends in cash has been made. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above.

         Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of a Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or a Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

TAXES

         Dividends from investment income and short-term capital gains distributions are treated by shareholders as ordinary income for federal income tax purposes. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates described below. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Persons not subject to tax will not be required to pay taxes on distributions. Each Fund is treated as a single tax entity and capital gains for each Fund will be calculated separately.

         A portion of each Fund's dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to a Fund's shareholders, and cannot exceed the gross amount of dividends received by a Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Fund if the Fund were a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Under the 1997 Act, the amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Fund were debt-financed or held by a Fund for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually. For the fiscal year ended September 30, 2000, none of Growth Portfolio's, Balanced Portfolio's and Income Portfolio's dividends from net investment income qualified for the dividends-received deduction. For the same fiscal year ended, 100% of Delaware S&P Index Fund's dividends from net investment income qualified for the dividends-received deduction.

         Under the 1997 Act, as revised by the 1998 Act and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

         "Long-term capital gains": gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holders are taxed at the 20% rate when distributed to shareholders (10% for individual investors in the 15% bracket).

         "Short-term capital gains": gains on securities sold by a Fund that do not meet the long-term holding period are considered short-term capital gains and are taxed as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

         If you redeem some or all of your shares in a Fund, and then reinvest the sales proceeds in such Fund or in another Delaware Investments Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

         Shareholders will be notified annually by the Trust as to the federal income tax status of dividends and distributions paid by their Fund.

         In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. Because shareholders' state and local taxes may be different than the federal taxes described above, shareholders should consult their own tax advisers.

         See also Other Tax Requirements under Accounting and Tax Issues in this Part B.


INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

         The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Funds, subject to the supervision and direction of the Trust's Board of Trustees.


         The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On September 30, 2000, the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $44 billion in assets in the various institutional or separately managed (approximately $24,448,500,000) and investment company (approximately $19,734,790,000) accounts.

         The Investment Management Agreement for Balanced Portfolio and Income Portfolio is dated April 1, 1999 and was approved by shareholders on March 17, 1999. The Investment Management Agreement for Growth Portfolio is dated April 15, 1999 and was approved by shareholders on April 13, 1999. The Investment Management Agreement for Delaware S&P 500 Index Fund is dated December 30, 1999 and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of the Trust or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The Manager is paid an annual a fee equal to 0.25% of average daily net assets of each of the Growth Portfolio, Balanced Portfolio and Income Portfolio but has agreed to limit such fee for these Funds to no more than 0.10% of average daily net assets.

         The Manager is paid an annual a fee equal to 0.07% of average daily net assets of the Delaware S&P 500 Index Fund.

         On September 30, 2000, the total net assets of the Growth Fund, Balanced Fund, Income Fund, and Delaware S&P Index Fund were $15,820,021, $30,731,219, $17,715,307 and $29,123,867, respectively. Investment management fees incurred, paid and waived for the fiscal year ended September 30, 1999 and 2000 with respect to the Growth, Balanced and Income Portfolios were as follows:

---------------------------------------------------------------------------
                                           1999                  2000
------------------------------------ ---------------------- ---------------
Growth Portfolio                     $11,302 earned         $15,487 earned
                                     $-0- paid              $-0- paid
                                     $11,302 waived         $15,487 waived
------------------------------------ ---------------------- ---------------
Balanced Portfolio                   $16,252 earned         $26,040 earned
                                     $-0- paid              $-0- paid
                                     $16,252 waived         $26,040 waived
------------------------------------ ---------------------- ---------------
Income Portfolio                     $14,125 earned         $17,957 earned
                                     $-0- paid              $-0- paid
                                     $14,125 waived         $17,957 waived
------------------------------------ ---------------------- ---------------
Delaware S&P 500 Index Fund          N/A earned             $10,553 earned
                                     N/A paid               $-0- paid
                                     N/A waived             $10,553 waived
---------------------------------------------------------------------------


         Under the general supervision of the Board of Directors, the Manager makes all investment decisions which are implemented by the Funds. The Manager pays the salaries of all directors, officers and employees who are affiliated with both the Manager and the Funds.

         Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreements, the Funds are responsible for all of their own expenses. Among others, these include a Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.


         The Manager has elected voluntarily to waive that portion, if any, of the annual Investment Management Fees payable by the Growth, Balanced and Income Portfolio and to pay each Funds' expenses to the extent necessary to ensure that the "Total Operating Expenses" of the such Funds do not exceed 0.55% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through June 30, 1999. The Manager has contracted to waive that portion, if any, of the annual Asset Allocation Fees payable by such Funds and to pay the Funds' expenses to the extent necessary to ensure that the "Total Operating Expenses" of the Funds do not exceed 0.55% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through January 31, 2002.

         State Street Global Advisors, Two International Place, Boston, MA 02110, serves as Sub-Adviser to Delaware S&P 500 Index Fund. As sub-adviser, State Street is responsible for day-to-day management of the Fund's assets. State Street currently manages large institutional accounts and collective investment funds. As of September 30, 2000, State Street had assets of $621 billion under management. For its services to the Fund, the Manager will pay State Street an annual fee equal to 0.05% on the first $50 million of average daily net assets, 0.04% on the next $50 million of average daily net assets and 0.02% on average daily net assets in excess of $100 million.

Distribution and Service
         The Distributor, Delaware Distributors, L.P., located at One Commerce Square, Philadelphia, PA 19103, serves as the national distributor of each Fund's shares under separate Distribution Agreements. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Funds on behalf of their respective Class A Shares, Class B Shares, Class C Shares and Consultant Class Shares under their 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiary of DMH, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Trust's sub-distributor pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 350 Church Street, Hartford, CT 06103. For its services, LFD receives a one-time fee from the Distributor with respect to each sale of Fund shares through Financial Intermediaries equal to a percentage of the net asset value of such shares. The rate of compensation paid to LFD for each sale of Fund shares for any calendar year is tied to the aggregate value of sales made by LFD during such calendar year with respect to (i) shares of Delaware Investments' non-money market retail funds; (ii) shares of Delaware Group Premium Fund sold through the products for which LFD acts as a wholesaler; and (iii) wrap separate account products (the products described in (i), (ii) and (iii) are referred to collectively as the "Wholesaler Products") according to the following schedule:

-------------------------------------------------------------------------------------------------------------
Aggregate Value of Wholesaler Product Sales in Calendar                 Compensation Paid to LFD
Year                                                             (% of NAV of Fund shares sold by LFD)
-------------------------------------------------------------------------------------------------------------
$3.75 billion or less                                                             .45%
----------------------------------------------------------- -------------------------------------------------
More than $3.75 billion, but less than $4.5 billion                               .50%
----------------------------------------------------------- -------------------------------------------------
$4.5 billion and above                                                            .55%
-------------------------------------------------------------------------------------------------------------

         In addition to the non-recurring fee discussed above, the Distributor pays LFD a continuing fee at the annual rate of .04% of the average daily net assets of shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries.

         The fees associated with LFD's services to the Fund are borne exclusively by the Distributor and not by the Fund.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at Once Commerce Square, Philadelphia, PA 19103, serves as the Funds' shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.


         The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees.


         Certain officers and directors of the Trust hold identical positions in each of the other funds in the Delaware Investments family. On October 31, 2000, the Trust's officers and trustees owned less than 1% of the outstanding shares of each Class of each Fund.

         As of October 31, 2000, management believes the following accounts held 5% or more of the outstanding shares of a Class of the Funds. The Funds have no knowledge of beneficial ownership.

------------------------------------------------------------------------------------------------------------------------------

Class                            Name and Address of Account                                  Share Amount       Percentage
-----                            ---------------------------                                  ------------       ----------
------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Portfolio        DMTC RS 401(k)                                                738,383.390          60.23%
Class A Shares                   Hoag Memorial Hospital Savings Plan
                                 Attn: Pam Bolen
                                 One Hoag Drive
                                 PO Box 6100
                                 Newport Beach, CA 92658
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS DMTC 401(k) Plan                                            92,470.260           7.54%
                                 Bottcher America Corporation
                                 Attn: Nancy Stover
                                 4600 Mercedes Drive
                                 Belcamp, MD 21017
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------

Class                            Name and Address of Account                                    Share Amount       Percentage
-----                            ---------------------------                                    ------------       ----------
------------------------------------------------------------------------------------------------------------------------------
                                 RS DMTC 401(k) Plan                                              72,413.110            5.90%
                                 Visiting Nurse Service Systems Inc.
                                 Attn: John Chase
                                 150 9th Avenue
                                 Runnemede, NJ 08078
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Growth Portfolio        DMTC C/F The Rollover IRA of                                     20,893.180            8.98%
Class B Shares                   Louis E. Meador
                                 1301 Camden Place
                                 Lawrenceville, GA 30043-5206
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Growth Portfolio        RS DMTC 401(k) Plan                                              13,373.710           12.64%
Class C Shares                   AT&A Trucking 401(k)
                                 Attn: Lou Tripi
                                 77 West Drullard Avenue
                                 Lancaster, NY 14086
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS DMTC 401(k) Plan                                              10,608.890           10.03%
                                 Shore Line Construction Inc.
                                 Attn: William Turner
                                 PO Box 181
                                 County Road 38 and Prime Hook Road
                                 Milton, DE 19968
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 NFSC FEBO #BWD-018791                                             6,790.220            6.42%
                                 Veleen C. Durrant
                                 L. Joel Durrant
                                 2390 East 3775 North
                                 Filer, ID 83328-5563
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS DMTC 401(k) Plan                                               6,279.660            5.93%
                                 Warren S. Kurnick, MD 401(k) Plan
                                 Attn: Paul Adelizzi
                                 c/o Matarazzo, Goldis and Company
                                 916 Montgomery Avenue
                                 Narbeth, PA 19072
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Growth Portfolio        RS DMTC 401(k) Plan                                              12,727.300           37.20%
Institutional Class Shares       United Subcontractors 401(k) Plan
                                 Attn: Brad Fairbanks
                                 895 West 2600 South
                                 Salt Lake City, UT 84119
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS 401(k) Plan                                                   11,280.040           32.97%
                                 Iron Workers Local # 420
                                 Attn: Gary Martin
                                 1645 Fairview Street
                                 Reading, PA 19606
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Delaware Management Business Trust - DIA                          6,307.090           18.43%
                                 Attn: Joseph Hastings
                                 1818 Market Street
                                 Philadelphia, PA 19103
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS Money Purchase Pension                                         2,365.870            6.91%
                                 IATSE Atlanta Annuity Trust Fund
                                 Attn: Fay Harper
                                 615 James P Brawley Drive NW
                                 Atlanta, GA 30318
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Balanced Portfolio      DMTC RS 401(k)                                                1,335,428.590           43.60%
Class A Shares                   Hoag Memorial Hospital Savings Plan
                                 Attn: Pam Bolen
                                 One Hoag Drive
                                 PO Box 6100
                                 Newport Beach, CA 92658
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------

Class                            Name and Address of Account                                    Share Amount       Percentage
-----                            ---------------------------                                    ------------       ----------
------------------------------------------------------------------------------------------------------------------------------
                                 RS DMTC Money Purchase Plan                                   1,071,223.240           34.97%
                                 Visiting Nurse Service System Inc.
                                 Attn: John Chase
                                 150 9th Avenue
                                 Runnemede, NJ 08078
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Balanced Portfolio      Fiserv Securities, Inc                                            9,686.880            7.30%
Class B Shares                   FAO 45021199
                                 Attn: Mutual Funds
                                 One Commerce Square Suite 1200
                                 2005 Market Street
                                 Philadelphia, PA 19103
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Fiserv Securities, Inc                                            8,665.490            6.53%
                                 FAO 50279679
                                 Attn: Mutual Funds
                                 One Commerce Square Suite 1200
                                 2005 Market Street
                                 Philadelphia, PA 19103
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Sarah A. Anthony                                                  8,114.560            6.11%
                                 RR 3 Box 137
                                 Kunkletown, PA 18058
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Balanced Portfolio      DMTC C/F The Rollover IRA of                                      8,509.730            8.89%
Class C Shares                   Joan F. Sylvander
                                 1757 East 26th Street
                                 Brooklyn, NY 11229
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 DMTC C/F The Rollover IRA of                                      6,841.950            7.14%
                                 Catherine A Horch
                                 133 Henry Street Apt 8
                                 Brooklyn, NY 11201
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 DMTC C/F The Rollover IRA of                                      5,347.950            5.58%
                                 Josephine Benfatti
                                 2017 Kimball Street
                                 Brooklyn, NY 11234
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Paul K. Graybill and Grace H. Graybill                            5,284.240            5.52%
                                 Ten Ent
                                 4 Bomberger Road
                                 Lititz, PA 17543
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Anne S. Hershbell                                                 5,186.710            5.41%
                                 732 Kenmore Road
                                 Amherst, VA 24521
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS DMTC 401(k) Plan                                               5,080.760            5.30%
                                 Genfed Federal Credit Union
                                 Attn: Judy Harris
                                 85 Massilon Road
                                 Akron, OH 44312
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------

Class                            Name and Address of Account                                    Share Amount       Percentage
-----                            ---------------------------                                    ------------       ----------
------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Portfolio      RS DMTC 401(k) Plan                                              13,961.010           33.33%
Institutional Class Shares       Moneys Foods Inc 401(k) Plan
                                 Attn: Toni Kinsley
                                 Division Office
                                 PO Box 169
                                 Maidencreek Road'
                                 Blandon, PA 19510
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS 401k Plan                                                     11,783.950           28.13%
                                 Iron Workers Local #420
                                 Attn: Gary Martin
                                 1645 Fairview Street
                                 Reading, PA 19606
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS DMTC 401(k) Plan                                               8,835.720           21.09%
                                 United Subcontractors 401(k) Plan
                                 Attn: Brad Fairbanks
                                 895 West 2600 South
                                 Salt Lake City, UT 84119
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Delaware Management Business Trust - DIA                          6,447.250           15.39%
                                 Attn: Joseph Hastings
                                 1818 Market Street
                                 Philadelphia, PA 19103
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Income Portfolio        DMTC RS 401(k)                                                1,887,810.020           95.49%
Class A Shares                   Hoag Memorial Hospital Savings Plan
                                 Attn: Pam Bolen
                                 One Hoag Drive
                                 PO Box 6100
                                 Newport Beach, CA 92658
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Income Portfolio        NFSC FEBO #OKS-998419                                            14,645.970           34.05%
Class B Shares                   NFSC/FMTC IRA Rollover
                                 FBO Jonathan J. Williams
                                 1122 Sinclair Way
                                 Roseville, CA 95747
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 NFSC FEBO #BWD-014184                                             7,249.880           16.85%
                                 Leslie R. Brown
                                 227 Sunrise Rim Road
                                 Nampa, ID 83686
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Sylvia E. Hetrick                                                 4,990.770           11.60%
                                 324 West Logan Street Apt 218
                                 Caldwell, ID 83605
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Prudential Securities Inc. FBO                                    4,302.030           10.00%
                                 Mr. Arthur L. Harbin
                                 IRA Rollover DTD 06/23/98
                                 725 West 104th Street
                                 Los Angeles, CA 90044
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 NFSC FEBO #BQ7-019119                                             2,508.360            5.83%
                                 R. James Benninghoff
                                 5601 Coldwater Road
                                 Fort Wayne, IN 46825
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------

Class                            Name and Address of Account                                    Share Amount       Percentage
-----                            ---------------------------                                    ------------       ----------
------------------------------------------------------------------------------------------------------------------------------
Delaware Income Portfolio        David L. Stoner and Janice F. Stoner JTWROS                       3,601.920           17.82%
Class C Shares                   3207 Bowman Road
                                 Landisville, PA 17538
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Irving B. Horst and Janis A. Horst JT WROS                        2,995.990           14.82%
                                 33 North Millbach Road
                                 Newmanstown, PA 17073
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 H. Dale Zimmerman & Norma J. Zimmerman                           2,4369.200           12.06%
                                 775 Stone Hill Road
                                 Shoemakersville, PA 19555
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS DMTC 401k Plan                                                 2,058.740           10.18%
                                 Shore Line Construction Inc
                                 Attn: William Turner
                                 PO Box 181
                                 County Road 38 and Prime Hook Road
                                 Milton, DE 19968
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 DMTC Custodian For The IRA of                                     1,527.860            7.55%
                                 Amos A. Bricker
                                 2754 Mount Pleasant Road
                                 Mount Joy, PA 17552
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Donald G. Livengood & Dorothy J. Livengood                        1,436.230            7.10%
                                 1714 Windy Hill Road
                                 Lancaster, PA 17602
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Income Portfolio        RS 401k Plan                                                      9,687.960           43.97%
Institutional Class Shares       Iron Workers Local #420
                                 Attn: Gary Martin
                                 1645 Fairview Street
                                 Reading, PA 19606
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Delaware Management Business Trust - DIA                          6,594.890           29.93%
                                 Attn: Joseph Hastings
                                 1818 Market Street
                                 Philadelphia, PA 19103
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS DMTC 401(k) Plan                                               4,914.080           22.30%
                                 United Subcontractors 401(k) Plan
                                 Attn: Brad Fairbanks
                                 895 West 2600 South
                                 Salt Lake City, UT 84119
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware S&P 500 Index Fund      RS DMTC 401(k) Plan                                             288,992.800           45.03%
Consultant Class                 Integrated Circuits Systems 401(k) Plan
                                 Attn: Patricia DeSpirito
                                 2435 Boulevard of the Generals
                                 PO Box 968
                                 Norristown, PA 19403
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS DMTC 401(k) Plan                                              75,839.820           11.81%
                                 Centre 1 Bancorp Inc 401(k) Plan
                                 Attn: Sara Loggie
                                 345 East Grant Avenue
                                 Beloit, WI 53511
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------

Class                            Name and Address of Account                                    Share Amount       Percentage
-----                            ---------------------------                                    ------------       ----------
------------------------------------------------------------------------------------------------------------------------------
                                 RS DMTC MMP Plan                                                 52,426.630            8.17%
                                 Orlando Housing Authority MMP
                                 Attn: Victoria Paskaly
                                 300 Reeves Court
                                 Orlando, FL 32801
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware S&P 500 Index Fund      Grace S&W Linton Nelson Foundation Inc.                         823,529.410           30.44%
Institutional Class              7/5/84 C/O Fred C. Aldrigde Jr.
                                 940 West valley Road  Suite 1601
                                 Wayne, PA 19087
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Lincoln National Life Insurance Company                         588,235.290           21.74%
                                 1300 South Clinton Street
                                 Fort Wayne, IN 46802
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS DMTC 401(k) Plan                                             425,792.770           15.73%
                                 Royal Appliance 401(k) Plan
                                 Attn: Michele King
                                 650 Alpha Drive
                                 Cleveland, OH 44143
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS DMTC 401(k) Plan                                             180,150.630            6.65%
                                 Sierracities.com 401(k) Plan
                                 Attn: John Greer
                                 Chase Building
                                 600 Travis Street
                                 69th Floor, Suite 1300
                                 Houston, TX 77002
------------------------------------------------------------------------------------------------------------------------------

DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.


         Certain officers and trustees of the Trust hold identical positions in each of the other funds in the Delaware Investments family. Trustees and principal officers of the Trust are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is One Commerce Square, Philadelphia, PA 19103.




--------------------------------------------------------------------------------------------------------------------------------
Trustee/Officer                             Business Experience
--------------------------------------------------------------------------------------------------------------------------------
*Charles E. Haldeman (52)                   Chairman and Trustee/Director of Foundation Funds and 24 other investment companies in the Delaware Investments family

                                            Chief Executive Officer of Delaware Management Company (a series of Delaware
                                            Management Business Trust)

                                            President, Chief Executive Officer and Director of Delaware Management Holdings,
                                            Inc.

                                            Chief Executive Officer and Director of DMH Corp., Delvoy, Inc., Delaware
                                            Management Company, Inc. and Delaware International Holdings Ltd.

                                            Chief Executive Officer and Trustee of Delaware Management Business Trust

                                            Director of Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                            Retirement Financial Services, Inc. and Delaware Distributors, Inc.

                                            Chairman and Director of Delaware International Advisers Ltd.

                                            Chief Executive Officer of Delaware General Management, Inc.

                                            Before joining Delaware Investments in 2000, Mr. Haldeman was President, Chief
                                            Operating Officer and Director at United Asset Management from March 1998 to
                                            January 2000. Prior to that, Mr. Haldeman was Director and Partner for Cooke and
                                            Bieler, Inc. from June 1974 to March 1998.

--------------------------------------------------------------------------------------------------------------------------------
----------------------
*Trustee affiliated with Foundation Funds' investment manager and considered an "interested person" as defined in the 1940 Act.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Trustee/Officer                             Business Experience
--------------------------------------------------------------------------------------------------------------------------------
*David K. Downes (61)                       President, Chief Executive Officer, Chief Financial Officer and Trustee/Director
                                            of Foundation Funds and each of the other 32 investment companies in the Delaware
                                            Investments family

                                            President and Director of Delaware Management Company, Inc.

                                            President of Delaware Management Company (a series of Delaware Management
                                            Business Trust)

                                            President, Chief Executive Officer and Director of Delaware Capital Management,
                                            Inc.

                                            Chairman, President, Chief Executive Officer and Director of Delaware Service
                                            Company, Inc.

                                            President, Chief Operating Officer, Chief Financial Officer and Director of
                                            Delaware International Holdings Ltd.

                                            President, Chief Operating Officer and Director of Delaware General Management,
                                            Inc.

                                            Chairman, President, Chief Executive Officer and Director of Delaware Management
                                            Trust Company and Retirement Financial Services, Inc.

                                            Executive Vice President, Chief Operating Officer and Chief Financial Officer of
                                            Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                                            Distributors, L.P. and Delaware Investment Advisers (a series of Delaware
                                            Management Business Trust)

                                            Executive Vice President, Chief Financial Officer, Chief Operating Officer and
                                            Trustee of Delaware Management Business Trust

                                            Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                            Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and
                                            Delvoy, Inc.

                                            Director of Delaware International Advisers Ltd.

                                            During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.

------------------------------------------- ------------------------------------------------------------------------------------
Walter P. Babich (73)                       Trustee/Director of Foundation Funds and each of the other 32 investment companies in the Delaware Investments family

                                            460 North Gulph Road, King of Prussia, PA 19406

                                            Board Chairman, Citadel Constructors, Inc.

                                            From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to
                                            1991, he was a partner of I&L Investors.

--------------------------------------------------------------------------------------------------------------------------------
----------------------
*Trustee affiliated with Foundation Funds' investment manager and considered an "interested person" as defined in the 1940 Act.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Trustee/Officer                             Business Experience
--------------------------------------------------------------------------------------------------------------------------------
John H. Durham (63)                         Trustee/Director of Foundation Funds and each of the other 32 investment companies in the Delaware Investments family

                                            P.O. Box 819, Gwynedd Valley, PA 19437

                                            Private Investor.

                                            Mr. Durham served as Chairman of the Board of each fund in the Delaware Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief
                                            Executive Officer of each fund from 1984 to 1990.  Prior to 1992, with respect to
                                            Delaware Management Holdings, Inc., Delaware Management Company, Delaware
                                            Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a
                                            Partner of Complete Care Services from 1995 to 1999.

------------------------------------------- ------------------------------------------------------------------------------------
John A. Fry (40)                            Trustee/Director of Foundation Funds and 24 other investment companies in the
                                            Delaware Investments family.

                                            3451 Walnut Street, 721 Franklin Building, Philadelphia, PA 19104

                                            Executive Vice President, University of Pennsylvania

                                            From 1991 to 1995, Mr. Fry was Partner-in-Charge, National Higher Education
                                            Consulting of Coopers & Lybrand and from 1984-1991, Mr. Fry held Consultant and Manager positions with KPMG Peat Marwick, ending with Senior Manager from 1989 to 1991.

------------------------------------------- ------------------------------------------------------------------------------------
Anthony D. Knerr (62)                       Trustee/Director of Foundation Funds and each of the other 32 investment companies in the Delaware Investments family.

                                            500 Fifth Avenue, New York, NY 10110

                                            Founder and Managing Director, Anthony Knerr & Associates

                                            From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of
                                            Columbia University, New York.  From 1987 to 1989, he was also a lecturer in
                                            English at the University.  In addition, Mr. Knerr was Chairman of The Publishing
                                            Group, Inc., New York, from 1988 to 1990.  Mr. Knerr founded The Publishing Group,
                                            Inc. in 1988.

------------------------------------------- ------------------------------------------------------------------------------------
Ann R. Leven (60)                           Trustee/Director of Foundation Funds and each of the other 32 investment companies in the Delaware Investments family

                                            785 Park Avenue, New York, NY 10021

                                            Retired Treasurer, National Gallery of Art

                                            From 1994 to 1999, Ms. Leven was the Treasurer of the National Gallery of
                                            Art and from 1990 to 1994, Ms. Leven was Deputy Treasurer of the National
                                            Gallery of Art. In addition, from 1984 to 1990, Ms. Leven was Treasurer and
                                            Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and
                                            from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Trustee/Officer                             Business Experience
--------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison (64)                      Trustee/Director of Foundation Funds and each of the other 32 investment companies in the Delaware Investments family

                                            200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                            President and Chief Executive Officer, MLM Partners, Inc.

                                            From 1996 to 1999, Mr. Madison was Chairman of the Board of Communications
                                            Holdings, Inc. From February to September 1994, Mr. Madison served as Vice
                                            Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company
                                            and from 1988 to 1993, he was President of U.S. WEST
                                            Communications--Markets.

------------------------------------------- ------------------------------------------------------------------------------------
Janet L. Yeomans (52)                       Trustee/Director of Foundation Funds and each of the other 32 investment companies in the Delaware Investments family.

                                            Building 220-13W-37, St. Paul, MN 55144

                                            Vice President and Treasurer, 3M Corporation

                                            From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial
                                            Markets for the 3M Corporation; Manager of Benefit Fund Investments for the
                                            3M Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation,
                                            1983-1985; Consultant--Investment Technology Group of Chase Econometrics,
                                            1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the
                                            Federal Reserve Bank of Chicago, 1970-1974.

------------------------------------------- ------------------------------------------------------------------------------------
William E. Dodge (51)                       Executive Vice President and Chief Investment Officer, Equity of Foundation Funds
                                            and each of the other 32 investment companies in the Delaware Investments family,
                                            Delaware Management Company (a series of Delaware Management Business Trust) and
                                            Delaware Management Holdings, Inc.

                                            Executive Vice President of Delaware Management Business Trust and Delaware Capital
                                            Management, Inc.

                                            President and Chief Investment Officer, Equity of Delaware Investment Advisers (a
                                            series of Delaware Management Business Trust)

                                            Prior to joining Delaware Investments in 1999, Mr. Dodge was President,
                                            Director of Marketing, and Senior Portfolio Manager for Marvin & Palmer
                                            Associates.

------------------------------------------- ------------------------------------------------------------------------------------
Jude T. Driscoll (37)                       Executive Vice President/Head of Fixed-Income of Foundation Funds and each of the other 32 investment companies in  the Delaware Investments family, Delaware
                                            Management Company (a series of Delaware Management Business Trust), Delaware
                                            Investment Advisers (a series of Delaware Management Business Trust) and Delaware
                                            Management Holdings, Inc.

                                            Executive Vice President of Delaware Management Business Trust and Delaware
                                            Capital Management, Inc.

                                            Before joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice
                                            President, Director of Fixed Income Process at Conseco Capital Management
                                            from June 1998 to August 2000. Prior to that, he was Managing Director for
                                            NationsBanc Capital Markets from 1996 to 1998, Vice President of Goldman
                                            Sachs from 1991-1995 and Assistant Vice President of Conseco Capital
                                            Management from 1989 to 1990.

--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
--------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery (43)                    Executive Vice President, General Counsel, Chief Administrative Officer of
                                            Foundation Funds and each of the other 32 investment companies in the Delaware
                                            Investments family, Executive Vice President/General Counsel/Chief Administrative
                                            Officer of Delaware Management Company (a series of Delaware Management Business
                                            Trust), Delaware Management Holdings, Inc. and Delaware Investment Advisers
                                            (a series of Delaware Management Business Trust)

                                            Executive Vice President/General Counsel of Founders CBO Corporation

                                            Executive Vice President/General Counsel and Director of Delaware International
                                            Holdings Ltd. and Founders Holdings, Inc.

                                            Executive Vice President/General Counsel/Chief Administrative Officer and Director
                                            of Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Service
                                            Company, Inc.,  Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                            Delaware Management Trust Company and Delaware General Management, Inc.

                                            Executive Vice President/General Counsel/Chief Administrative Officer and Trustee of
                                            Delaware Management Business Trust.

                                            President/Chief Executive Officer and Director of Delaware Distributors, Inc.

                                            President/Chief Executive Officer of Delaware Distributors, L.P.

                                            Director of Delaware International Advisers Ltd.

                                            Director of HYPPCO Finance Company Ltd.

                                            During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.
------------------------------------------- ------------------------------------------------------------------------------------
Richelle S. Maestro (43)                    Senior Vice President/Deputy General Counsel and Secretary of Foundation Funds and
                                            each of the other 32 investment companies in the Delaware Investments family,
                                            Delaware Management Company (a series of Delaware Management Business Trust),
                                            Delaware Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management
                                            Company, Inc., Delaware Management Business Trust, Delaware Investment Advisers (a
                                            series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                            Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                            Distributors, Inc., Delaware Distributors, L.P., Delaware Management Trust
                                            Company, Delaware General Management, Inc., and Founders Holdings, Inc.

                                            Assistant Secretary of Delaware International Holdings Ltd.

                                            Secretary of Founders CBO Corporation

                                            During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
--------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings (51)                     Senior Vice President/Corporate Controller of Foundation Funds and each of the other 32 investment companies in the Delaware Investments family and Delaware
                                            Investment Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President/Corporate Controller and Treasurer of Delaware Management
                                            Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management
                                            Company (a series of Delaware Management Business Trust), Delaware Distributors,
                                            L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware
                                            Capital Management, Inc., Delaware International Holdings Ltd., Delvoy, Inc.,
                                            Founders Holdings, Inc., Delaware General Management, Inc. and Delaware Management
                                            Business Trust

                                            Chief Financial Officer of Retirement Financial Services, Inc.

                                            Executive Vice President, Chief Financial Officer, Treasurer and Director of
                                            Delaware Management Trust Company

                                            Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                            During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.

------------------------------------------- ------------------------------------------------------------------------------------
Michael P. Bishof (38)                      Senior Vice President and Treasurer of Foundation Funds and each of the other 32 investment companies in the Delaware Investments family

                                            Senior Vice President/Investment Accounting of Delaware Service Company, Inc.,
                                            Delaware Capital Management, Inc., Delaware Distributors, L.P., Delaware
                                            Management Company (a series of Delaware Management Business Trust) and Founders
                                            Holdings, Inc.

                                            Senior Vice President/Investment Accounting and Treasurer of Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President/Manager of Investment Accounting of Delaware International
                                            Holdings Ltd.

                                            Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                            Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President
                                            for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS
                                            First Boston Investment Management, New York, NY from 1993 to 1994 and an
                                            Assistant Vice President for Equitable Capital Management Corporation, New
                                            York, NY from 1987 to 1993.

------------------------------------------- ------------------------------------------------------------------------------------
J. Paul Dokas (41)                          Senior Vice President/Senior Portfolio Manager of Foundation Funds and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                            Management Company (a series of Delaware Management Business Trust) and Delaware
                                            Investment Advisers (a series of Delaware Management Business Trust)

                                            Before joining Delaware Investments in 1997, he was a Director of Trust
                                            Investments for Bell Atlantic Corporation in Philadelphia.

--------------------------------------------------------------------------------------------------------------------------------

         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation expected to be received from the Trust during its fiscal year and the total compensation expected to be received from all investment companies in the Delaware Investments family for which he or she serves as a director or trustee during the Trust's fiscal year and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of September 30, 2000. Only the independent trustees of the Trust receive compensation from the Trust.


---------------------------------------------------------------------------------------------------------------------------
                                                    Pension or Retirement                             Total Compensation
                                 Aggregate            Benefits Accrued         Estimated Annual      from the Investment
                             Compensation from           as Part of                Benefits         Companies in Delaware
Name                          Foundation Funds          Fund Expenses         Upon Retirement(1)        Investments(2)
---------------------------------------------------------------------------------------------------------------------------

-------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Walter P. Babich                     $885                     None                 $50,000                 $63,144
-------------------------- ----------------------- ------------------------ ----------------------- -----------------------
John H. Durham                       $885                     None                 $50,000                 $57,848
-------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Anthony D. Knerr                     $902                     None                 $50,000                 $68,144
-------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Ann R. Leven                         $905                     None                 $50,000                 $69,144
-------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Thomas F. Madison                    $902                     None                 $50,000                 $68,144
-------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Charles E. Peck (3)                  $902                     None                 $50,000                 $68,144
-------------------------- ----------------------- ------------------------ ----------------------- -----------------------
Janet L. Yeomans                     $885                     None                 $50,000                 $63,144
---------------------------------------------------------------------------------------------------------------------------

(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee/director for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of September 30, 2000, he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee/director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent trustee/director receives a total annual retainer fee of $50,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. Members of the audit committee receive additional compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson, who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee will receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investments Funds receives an additional retainer of $8,000 from all investment companies.
(3) Mr. Peck retired from the Board of Trustees of Foundation Funds and each of the other 32 investment companies in the Delaware Investments family on December 31, 2000.

GENERAL INFORMATION

         Foundation Funds, which was organized as a Delaware Business Trust on October 24, 1997, is an open-end management investment company. Income Portfolio, Balanced Portfolio and Growth Portfolio are non-diversified as defined by the 1940 Act. Delaware S&P 500 Index Fund is diversified as defined by the 1940 Act.

         The Manager is the investment manager of the Funds. The Manager also provides investment management services to certain of the other funds available from the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.


         Delaware or Delaware International Advisers Ltd. also manages the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion (SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See Delaware Group Premium Fund in Appendix A.

       The Delaware Investments Family of Funds, the Manager, the Sub-Adviser and the Distributor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Sub-Adviser and the Distributor are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of Class A Shares (Consultant Class for the Delaware S&P 500 Index Fund), after reallowances to dealers, as follow:

                  ----------------------------------------------------------------------------------------
                  Growth Portfolio A Class

                  ----------------------------------------------------------------------------------------
                                            Amount of          Total Amounts          Net
                  Fiscal                    Underwriting       Reallowed              Commission
                  Year Ended                Commission         To Dealers             to Distributor
                  ------------------------- ------------------ ---------------------- --------------------
                  9/30/00                             $43,874                $41,014               $2,860
                  9/30/99                              44,851                 42,915                1,936
                  12/31/97 - 9/30/98                    7,704                  6,391                1,313
                  ----------------------------------------------------------------------------------------

                  ----------------------------------------------------------------------------------------
                  Balanced Portfolio A Class

                  ----------------------------------------------------------------------------------------
                                            Amount of          Total Amounts          Net
                  Fiscal                    Underwriting       Reallowed              Commission
                  Year Ended                Commission         To Dealers             to Distributor
                  ------------------------- ------------------ ---------------------- --------------------
                  9/30/00                            $125,792               $124,654               $1,138
                  9/30/99                              39,552                 38,548                1,004
                  12/31/97 - 9/30/98                   18,454                 15,121                3,333
                  ----------------------------------------------------------------------------------------

                  ----------------------------------------------------------------------------------------
                  Income Portfolio A Class

                  ----------------------------------------------------------------------------------------
                                            Amount of          Total Amounts          Net
                  Fiscal                    Underwriting       Reallowed              Commission
                  Year Ended                Commission         To Dealers             to Distributor
                  ------------------------- ------------------ ---------------------- --------------------
                  9/30/00                             $34,669                $34,588                  $81
                  9/30/99                              28,279                 28,171                  108
                  12/31/97 - 9/30/98                    1,047                    855                  192
                  ----------------------------------------------------------------------------------------

                  ----------------------------------------------------------------------------------------
                  Delaware S&P Index Fund Consultant Class

                  ----------------------------------------------------------------------------------------
                                            Amount of          Total Amounts          Net
                  Fiscal                    Underwriting       Reallowed              Commission
                  Year Ended                Commission         To Dealers             to Distributor
                  ------------------------- ------------------ ---------------------- --------------------
                  9/30/00                                $-0-                   $-0-                 $-0-
                  9/30/99                                 N/A                    N/A                  N/A
                  12/31/97 - 9/30/98                      N/A                    N/A                  N/A
                  ----------------------------------------------------------------------------------------

         The Distributor received in the aggregate Limited CDSC or other CDSC payments with respect to Class A Shares, Class B Shares and Class C Shares (Consultant Class for the Delaware S&P 500 Index Fund) as follows:


--------------------------------------------------------------------------------------------------------------------------
                           Growth Portfolio
         Fiscal            -----------------------------------------------------------------------------------------------
       Year Ended          Class A Shares                  Class B Shares                  Class C Shares
                           Limited CDSC Payments           CDSC Payments                   CDSC Payments
-------------------------- ------------------------------- ------------------------------- -------------------------------
         9/30/00                                     $-0-                         $10,301                            $192
         9/30/99                                      -0-                           3,631                              75
   12/31/97 - 9/30/98                                 -0-                             438                              19
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                           Balanced Portfolio
         Fiscal            -----------------------------------------------------------------------------------------------
       Year Ended          Class A Shares                  Class B Shares                  Class C Shares
                           Limited CDSC Payments           CDSC Payments                   CDSC Payments
-------------------------- ------------------------------- ------------------------------- -------------------------------
         9/30/00                                     $-0-                          $3,562                            $149
         9/30/99                                      -0-                           1,332                              37
   12/31/97 - 9/30/98                                 -0-                             -0-                             -0-
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                           Income Portfolio
         Fiscal            -----------------------------------------------------------------------------------------------
       Year Ended          Class A Shares                  Class B Shares                  Class C Shares
                           Limited CDSC Payments           CDSC Payments                   CDSC Payments
-------------------------- ------------------------------- ------------------------------- -------------------------------
         9/30/00                                     $-0-                            $496                            $-0-
         9/30/99                                      -0-                           3,414                             303
   12/31/97 - 9/30/98                                 -0-                             -0-                             -0-
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                           Delaware S&P 500 Index Fund
         Fiscal            -----------------------------------------------------------------------------------------------
       Year Ended          Consultant Class Shares         Consultant Class Shares         Consultant Class Shares
                           Limited CDSC Payments           CDSC Payments                   CDSC Payments
-------------------------- ------------------------------- ------------------------------- -------------------------------
         9/30/00                                     $-0-                            $-0-                            $-0-
         9/30/99                                      -0-                           3,414                             303
   12/31/97 - 9/30/98                                 -0-                             -0-                             -0-
--------------------------------------------------------------------------------------------------------------------------


         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Trust and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees. The Transfer Agent also provides accounting services to the Funds. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Funds, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the names "Delaware Group" and "Foundation Funds." Under certain circumstances, including the termination of the Trust's advisory relationships with the Manager or its distribution relationships with the Distributor, the Manager and its affiliates could cause the Trust to delete the words "Delaware Group" and "Foundation Funds" from the Trust's name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of each Fund's securities and cash. As custodian for a Fund, Chase maintains a separate account or accounts for a Fund; receives, holds and releases portfolio securities on account of a Fund; receives and disburses money on behalf of a Fund; and collects and receives income and other payments and distributions on account of a Fund's portfolio securities.

Capitalization
         The Trust currently offers five portfolios of shares. Each Fund has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. All shares have equal voting rights, except as noted below, no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Class A Shares, Class B Shares, Class C Shares, Institutional Class and, with respect to Delaware S&P 500 Index Fund, Consultant Class shares represent a proportionate interest in the assets of each Fund of the Trust and have the same voting and other rights and preferences, except that shares of Institutional Classes may not vote on matters affecting the Funds' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, shareholders of Class B Shares must be given a vote on any material increase in the 12b-1 fees payable by Class A Shares under the Plans for the Funds. General expenses of each Fund will be allocated on a pro-rata basis to the Classes according to asset size, except that expenses of the 12b-1 Plans of Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.

Noncumulative Voting
         The Trust's shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Trust voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.


FINANCIAL STATEMENTS


         Ernst & Young LLP serves as the independent auditors for Delaware Group Foundation Funds and, in its capacity as such, audits the annual financial statements contained in the Funds' Annual Reports. Each Fund's Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended September 30, 2000 are included in its Annual Report to shareholders. The financial statements, the notes relating thereto, the financial highlights and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY

        Following is a summary of the investment objectives of the funds in the Delaware Investments family:

Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the manager believes have the potential for above average dividend increases over time. Beginning March 1, 2001, the Fund will seek total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.

         Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements.


         Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.


         Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

Delaware Decatur Equity Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Beginning March 29, 2001, the Fund will seek high current income and capital appreciation. It will invest primarily in dividend-paying stocks of large, well-established companies. Delaware Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Beginning March 29, 2001, the Fund will seek capital appreciation with current income as a secondary objective. It will invest primarily in common stocks of large, well-established companies. Delaware Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital. Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital.


        Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.


         Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.


         Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Convertible Securities Series--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Devon Series seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Technology and Innovation Series seeks to provide long-term capital growth. The Series invest primarily in stocks that the manager believes will benefit from technological advances and improvements. Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

         Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.


         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital. Delaware Montana Municipal Bond Fund seeks as high a level of current income exempt from federal income tax and from the Montana personal income tax, as is consistent with preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.


         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

                                     PART C

                                Other Information


Item 23.   Exhibits

           (a)     Declaration of Trust.

                   (1) Declaration of Trust incorporated into this filing by reference to the initial registration statement on Form N-1A filed on October 24, 1997.

           (b)     By-Laws.

                   (1) By-Laws incorporated into this filing by reference to the initial registration statement on Form N-1A filed on October 24, 1997.

           (c)     Copies of All Instruments Defining the Rights of Holders.

                   (1)      Declaration of Trust. Declaration of Trust (October
                            1997) incorporated into this filing by reference to the initial registration statement on Form N-1A filed on October 24, 1997.

                   (2) By-Laws. By-Laws incorporated into this filing by reference to the initial registration statement on Form N-1A filed on October 24, 1997.

           (d)     Investment Management Agreements.

                   (1)      Executed Investment Management Agreement (April 1,
                            1999) between Delaware Management Company and the Registrant on behalf of the Delaware Balanced Portfolio and Delaware Income Portfolio attached as Exhibit.

                   (2) Form of Asset Allocation Agreement (1998) between Delaware Management Company and the Registrant on behalf of The Asset Allocation Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 2 filed on June 17, 1998.

                   (3) Executed Amendment No. 1 to the Investment Management Agreement (April 15, 1999) between Delaware Management Company and the Registrant adding the Delaware Growth Portfolio to the Investment Management Agreement dated April 1, 1999 attached as Exhibit.

                   (4) Executed Amendment No. 2 to the Investment Management Agreement (December 27, 1999) between Delaware Management Company and the Registrant adding the Delaware S&P 500 Index Fund to the Investment Management Agreement dated April 1, 1999 attached as Exhibit.

                   (5) Form of Sub-Advisory Agreement (1999) between Delaware Management Company and on behalf of the Delaware S&P 500 Index Fund incorporated into this filing by reference to Post Effective Amendment No. 8 filed October 13, 1999.

           (e)     (1)      Distribution Agreement. Executed Distribution
                            Agreement (December 18,1997) between Delaware
                            Distributors, L.P. and the Registrant on behalf of the Balanced Portfolio incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed on December 30, 1997.

                   (2) Executed Distribution Agreement (December 18, 1997) between Delaware Distributors, L.P. and the Registrant on behalf of the Delaware Growth Portfolio incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed on December 30, 1997.

                   (3) Executed Distribution Agreement (December 18, 1997) between Delaware Distributors, L.P. and the Registrant on behalf of the Delaware Income Portfolio incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed on December 30, 1997.

                   (4) Form of Distribution Agreement (1998) between Delaware Distributors, L.P. and the Registrant on behalf of The Asset Allocation Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 2 filed on June 17, 1998.

                   (5) Form of Distribution Agreement (1999) between Delaware Distributors, L.P. and the Registrant on behalf of Delaware S&P 500 Index Fund incorporated into this filing by reference to Post Effective Amendment No. 8 filed October 13, 1999.

                   (6) Administration and Service Agreement. Form of Administration and Service Agreement (as amended November 1995) (Module) incorporated into this filing by reference to the initial registration statement on Form N-1A filed on October 24, 1997.

                   (7)      Dealer's Agreement. Attached as Exhibit.

                   (8) Mutual Fund Agreement for the Delaware Group of Funds (as amended November 1995) (Module) incorporated into this filing by reference to the initial registration statement on Form N-1A filed on October 24, 1997.

           (f)     Inapplicable.

           (g)     Custodian Agreement.

                   (1) Custodian Agreement (Module) with The Chase Manhattan Bank incorporated into this filing by reference to the initial registration statement on Form N-1A filed on October 24, 1997.

                            (i)      Letter to add the Delaware Income
                                     Portfolio, the Delaware Balanced Portfolio and the Growth Portfolio to the Custodian Agreement with The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 4 filed on November 30, 1998.

                            (ii) Form of Letter to add The Asset Allocation Portfolio to the Custodian Agreement with The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 2 filed on June 17, 1998.

                            (iii) Letter to add Delaware S&P 500 Index Fund to the Custodian Agreement with The Chase Manhattan Bank attached as Exhibit.

                   (2)      Executed Securities Lending Agreement (December 22,
                            1998) with The Chase Manhattan Bank attached as Exhibit.

           (h)     Other Material Contracts.

                   (1) Executed Second Amended and Restated Shareholders Services Agreement (December 27, 1999) between Delaware Service Company, Inc. and the Registrant attached as Exhibit.

                   (2) Executed Schedule A (April 20, 2000) to the Shareholders Services Agreements between Delaware Service Company, Inc. and the Registrant attached as Exhibit.

                   (3) Executed Fund Accounting Agreement (Module) (August 19, 1996) with Delaware Service Company, Inc. incorporated into this filing by reference to the initial registration statement on Form N-1A filed on October 24, 1997 and Post-Effective Amendment No. 6 filed on January 21, 1999.

                            (i) Executed Amendment No. 8 to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                            (ii) Executed Amendment No. 10 to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                            (iii) Form of Amendment No. 20 to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

           (i) Opinion of Counsel. Incorporated into this filing by reference to Post Effective Amendment No. 4 filed November 30, 1998.

           (j)     Consent of Auditors. Attached as Exhibit.

           (k)     Inapplicable.

           (l) Subscription Agreement. Incorporated into this filing by reference to Post-Effective Amendment No. 2 filed January 21, 1998.

           (m)     Plans under Rule 12b-1.

                   (1) Executed Plan under Rule 12b-1 for Class A of Delaware Balanced Portfolio incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed on December 30, 1997.

                   (2) Executed Plan under Rule 12b-1 for Class B of Delaware Balanced Portfolio incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed on December 30,1997.

                   (3) Executed Plan under Rule 12b-1 for Class C of Delaware Balanced Portfolio incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed on December 30,1997.

                   (4) Executed Plan under Rule 12b-1 for Class A of Delaware Growth Portfolio incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed on December 30, 1997.

                   (5) Executed Plan under Rule 12b-1 for Class B of Delaware Growth Portfolio incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed on December 30, 1997.

                   (6) Executed Plan under Rule 12b-1 for Class C of Delaware Growth Portfolio incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed on December 30, 1997.

                   (7) Executed Plan under Rule 12b-1 for Class A of Delaware Income Portfolio incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed on December 30, 1997.

                   (8) Executed Plan under Rule 12b-1 for Class B of Delaware Income Portfolio incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed on December 30, 1997.

                   (9) Executed Plan under Rule 12b-1 for Class C of Delaware Income Portfolio incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed on December 30, 1997.

                   (10) Plan under Rule 12b-1 for Class A of Delaware S&P 500 Index Fund incorporated into this filing by reference to Post Effective Amendment No. 8 filed October 13, 1999.

                   (11) Plan under Rule 12b-1 for Class B of Delaware S&P 500 Index Fund incorporated into this filing by reference to Post Effective Amendment No. 8 filed October 13, 1999.

                   (12) Plan under Rule 12b-1 for Class C of Delaware S&P 500 Index Fund incorporated into this filing by reference to Post Effective Amendment No. 8 filed October 13, 1999.

           (n)     Plan Under Rule 18f-3. Plan under Rule 18f-3 attached as
                   Exhibit.

           (o)     Inapplicable.

           (p)     Codes of Ethics.

                   (1) Codes of Ethics for the Registrant, Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P. attached as Exhibit.

                   (2) Code of Ethics for Lincoln Financial Distributors, Inc. attached as Exhibit.

                   (3) Code of Ethics for State Street Global Advisors attached as Exhibit.

           (q)     Trustees' Power of Attorney. Attached as Exhibit.

Item 24.  Persons Controlled by or under Common Control with Registrant.  None.

Item 25. Indemnification. Incorporated into this filing by reference to the initial registration statement on Form N-1A filed on October 24, 1997.

Item 26.  Business and Other Connections of Investment Adviser.

          (a) Delaware Management Company, a series of Delaware Management Business Trust, (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Premium Fund, Delaware Group Global & International Funds, Delaware Pooled Trust, Delaware Group Adviser Funds, Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

    The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

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Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              -----------------------------------------------------------------------------
                                                  other Positions and Offices Held
                                                  --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr. (1)                      Chief Executive Officer of Delaware Management Company (a series of Delaware
                                                  Management Business Trust); President, Chief Executive Officer and Director of
                                                  Delaware Management Holdings, Inc.; Chief Executive Officer and Director of
                                                  DMH Corp.; Chief Executive Officer and Director of Delvoy, Inc.; Chief
                                                  Executive Officer and Director of Delaware Management Company, Inc.; Chief
                                                  Executive Officer and Trustee of Delaware Management Business Trust, Director
                                                  of Delaware Service Company, Inc.; Director of Delaware Capital Management,
                                                  Inc.; Director of Retirement Financial Services, Inc.; Director of Delaware
                                                  Distributors, Inc.; Chief Executive Officer and Director of Delaware
                                                  International Holdings Ltd.; Chairman and Director of Delaware International
                                                  Advisers Ltd.; Chief Executive Officer of Delaware General Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------
David K. Downes                                   President of Delaware Management Company (a series of Delaware Management
                                                  Business Trust); President and Director of Delaware Management Company, Inc.;
                                                  President, Chief Executive Officer and Director of Delaware Capital
                                                  Management, Inc.; Chairman, President, Chief Executive Officer and Director of
                                                  Delaware Service Company, Inc.; President, Chief Operating Officer, Chief
                                                  Financial Officer and Director of Delaware International Holdings Ltd.;
                                                  President, Chief Operating Officer and Director of Delaware General
                                                  Management, Inc.; Chairman and Director of Delaware Management Trust Company;
                                                  Chairman and Director of Retirement Financial Services, Inc.; Executive Vice
                                                  President, Chief Operating Officer, Chief Financial Officer of Delaware
                                                  Management Holdings, Inc.; Executive Vice President, Chief Operating Officer,
                                                  Chief Financial Officer of Founders CBO Corporation; Executive Vice President,
                                                  Chief Operating Officer, Chief Financial Officer of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust); Executive Vice
                                                  President, Chief Operating Officer, Chief Financial Officer and Director of
                                                  DMH Corp.; Executive Vice President, Chief Operating Officer, Chief Financial
                                                  Officer and Director of Delaware Distributors, Inc.; Executive Vice President,
                                                  Chief Operating Officer, Chief Financial Officer of Delaware Distributors,
                                                  L.P.; Executive Vice President, Chief Operating Officer, Chief Financial
                                                  Officer and Director of Founders Holdings, Inc.; Executive Vice President,
                                                  Chief Operating Officer, Chief Financial Officer and Director of Delvoy, Inc.;
                                                  Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                                  Trustee of Delaware Management Business Trust; Director of Delaware
                                                  International Advisers Ltd.; President, Chief Executive Officer, Chief
                                                  Financial Officer and Trustee/Director of each fund in the Delaware
                                                  Investments family
---------------------------------------------------------------------------------------------------------------------------------
John C. E. Campbell                               Executive Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Executive
                                                  Vice President/Global Marketing & Client Services of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust); Executive Vice
                                                  President/Global Marketing & Client Services of Retirement Financial Services,
                                                  Inc.; Director of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
William E. Dodge (2)                              Executive Vice President and Chief Investment Officer, Equity of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Executive
                                                  Vice President of Delaware Management Business Trust; President and Chief
                                                  Investment Officer, Equity of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust); Executive Vice President of Delaware
                                                  Capital Management, Inc.; Executive Vice President and Chief Investment
                                                  Officer, Equity of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              -----------------------------------------------------------------------------
                                                  other Positions and Offices Held
                                                  --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll (3)                              Executive Vice President/Head of Fixed-Income of Delaware Management Company
                                                  (a series of Delaware Management Business Trust); Executive Vice
                                                  President/Head of Fixed-Income of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust); Executive Vice President of Delaware
                                                  Management Business Trust; Executive Vice President of Delaware Capital
                                                  Management, Inc.; Executive Vice President/Head of Fixed-Income of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                               Executive Vice President/General Counsel/Chief Administrative Officer of
                                                  Delaware Management Company (a series of Delaware Management Business Trust);
                                                  Executive Vice President/General Counsel/Chief Administrative Officer of
                                                  Delaware Management Holdings, Inc.; Executive Vice President/General
                                                  Counsel/Chief Administrative Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President/General
                                                  Counsel of Founders CBO Corporation; Executive Vice President/General Counsel
                                                  and Director of Delaware International Holdings Ltd.; Executive Vice
                                                  President/General Counsel and Director of Founders Holdings, Inc.; Executive
                                                  Vice President/General Counsel/Chief Administrative Officer and Director of
                                                  Delvoy, Inc.; Executive Vice President/General Counsel/Chief Administrative
                                                  Officer and Director of DMH Corp.; Executive Vice President/General
                                                  Counsel/Chief Administrative Officer and Director of Delaware Management
                                                  Company, Inc.; Executive Vice President/General Counsel/Chief Administrative
                                                  Officer and Trustee of Delaware Management Business Trust; Executive Vice
                                                  President/General Counsel/Chief Administrative Officer and Director of
                                                  Delaware Service Company, Inc.; Executive Vice President/General Counsel/Chief
                                                  Administrative Officer and Director of Delaware Capital Management, Inc.;
                                                  Executive Vice President/General Counsel/Chief Administrative Officer and
                                                  Director of Retirement Financial Services, Inc.; President/Chief Executive
                                                  Officer and Director of Delaware Distributors, Inc.; President/Chief Executive
                                                  Officer of Delaware Distributors, L.P.; Executive Vice President/General
                                                  Counsel/Chief Administrative Officer and Director of Delaware Management Trust
                                                  Company; Executive Vice President/General Counsel/Chief Administrative Officer
                                                  and Director of Delaware General Management, Inc.; Director of Delaware
                                                  International Advisers Ltd.; Director of HYPPCO Finance Company Ltd.;
                                                  Executive Vice President and General Counsel of each fund in the Delaware
                                                  Investments family

                                                  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson,
                                                  PA; Director and Member of Executive Committee; Membership Officer of
                                                  Stonewall Links, Inc. since 1991, Bulltown Rd., Elverson, PA
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              -----------------------------------------------------------------------------
                                                  other Positions and Offices Held
                                                  --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Richard G. Unruh, Jr.                             Executive Vice President and Chief Investment Officer of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Director of Delaware
                                                  International Advisers Ltd.; Chief Executive Officer and Chief Investment
                                                  Officer of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Executive Vice President of Delaware Management Holdings,
                                                  Inc.; Executive Vice President of Delaware Capital Management, Inc.; Executive
                                                  Vice President and Trustee of  Delaware Management Business Trust; Executive
                                                  Vice President and Chief Investment Officer, Fixed-Income of each fund in the
                                                  Delaware Investments family

                                                  Board of Directors, Chairman of Finance Committee, Keystone Insurance Company
                                                  since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman
                                                  of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street,
                                                  Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom
                                                  Drive, Reston, VA
---------------------------------------------------------------------------------------------------------------------------------
Gerald S. Frey                                    Managing Director/Chief Investment Officer, Growth Investing of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Managing
                                                  Director/Chief Investment Officer, Growth Investing of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust); Managing
                                                  Director/Chief Investment Officer, Growth Investing of Delaware Capital
                                                  Management, Inc.; Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Senior Vice President/Operations of
                                                  Delaware Service Company, Inc.; Senior Vice President/Operations of Retirement
                                                  Financial Services, Inc.; Senior Vice President/Operations and Director of
                                                  Delaware Management Trust Company; Senior Vice President/Operations of
                                                  Delaware Distributors, L.P.
---------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Senior Vice
                                                  President/Investment Accounting of Delaware Service Company, Inc.; Senior Vice
                                                  President/Investment Accounting of Delaware Capital Management, Inc.; Senior
                                                  Vice President/Investment Accounting of Delaware Distributors L.P.; Senior
                                                  Vice President/Investment Accounting of Founders Holdings, Inc.; Senior Vice
                                                  President/Treasurer/ Investment Accounting of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust); Senior Vice President/Manager
                                                  of Investment Accounting of Delaware International Holdings, Inc.; Senior Vice
                                                  President/Assistant Treasurer of Founders CBO Corporation; Senior Vice
                                                  President/Treasurer of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              -----------------------------------------------------------------------------
                                                  other Positions and Offices Held
                                                  --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                                  Senior Vice President/Compliance Director of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Senior Vice
                                                  President/Compliance Director of Delaware Management Holdings, Inc.; Senior
                                                  Vice President/Compliance Director of DMH Corp.; Senior Vice
                                                  President/Compliance Director of Delvoy, Inc.; Senior Vice
                                                  President/Compliance Director of Delaware Management Company, Inc.; Senior
                                                  Vice President/Compliance Director of Delaware Management Business Trust;
                                                  Senior Vice President/Compliance Director of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust); Senior Vice
                                                  President/Compliance Director of Delaware Service Company, Inc.; Senior Vice
                                                  President/Compliance Director of Delaware Capital Management, Inc.; Senior
                                                  Vice President/Compliance Director of Retirement Financial Services, Inc.;
                                                  Senior Vice President/Compliance Director/Assistant Secretary of Delaware
                                                  Management Trust Company; Senior Vice President/Compliance Director of
                                                  Delaware Distributors, Inc.; Senior Vice President/Compliance Director of
                                                  Delaware Distributors, L.P.; Senior Vice President/Compliance Director of
                                                  Delaware General Management, Inc.; Senior Vice President/Compliance Director
                                                  of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Joshua Brooks                                     Senior Vice President/Deputy Chief Investment Officer, Value Investing of
                                                  Delaware Management Company (a series of Delaware Management Business Trust);
                                                  Senior Vice President/Deputy Chief Investment Officer, Value Investing of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Senior Vice President/Head of
                                                  Equity Trading of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Senior Vice President/Head of Equity Trading of
                                                  Delaware Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Timothy G. Connors                                Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  (a series of Delaware Management Business Trust); Senior Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Senior Vice President/Senior Portfolio Manager for
                                                  each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Patrick P. Coyne                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  (a series of Delaware Management Business Trust); Senior Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Senior Vice President/Senior Portfolio Manager of
                                                  Delaware Capital Management, Inc.; Senior Vice President/Senior Portfolio
                                                  Manager of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
George E. Deming                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  (a series of Delaware Management Business Trust); Senior Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Director of Delaware International Advisers Ltd.;
                                                  Senior Vice President/Senior Portfolio Manager of each fund in the Delaware
                                                  Investments family
---------------------------------------------------------------------------------------------------------------------------------
James Paul Dokas                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  (a series of Delaware Management Business Trust); Senior Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Senior Vice President/Senior Portfolio Manager of
                                                  each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------

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Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              -----------------------------------------------------------------------------
                                                  other Positions and Offices Held
                                                  --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Roger A. Early                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  (a series of Delaware Management Business Trust); Senior Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Senior Vice President/Senior Portfolio Manager of
                                                  each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  (a series of Delaware Management Business Trust); Trustee of Delaware
                                                  Management Business Trust; Senior Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Senior Vice President/Senior Portfolio Manager of Delaware Capital Management,
                                                  Inc.; Senior Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Susan L. Hanson                                   Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Senior
                                                  Vice President/Global Marketing & Client Services of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------

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Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              -----------------------------------------------------------------------------
                                                  other Positions and Offices Held
                                                  --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/Corporate Controller and Treasurer of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Senior
                                                  Vice President/Corporate Controller and Treasurer of Delaware Management
                                                  Holdings, Inc.; Senior Vice President/Corporate Controller and Treasurer of
                                                  DMH Corp.; Senior Vice President/Corporate Controller and Treasurer of
                                                  Delaware Management Company, Inc.; Senior Vice President/Corporate Controller
                                                  and Treasurer of Delaware Distributors, L.P.; Senior Vice President/Corporate
                                                  Controller and Treasurer of Delaware Distributors, Inc.; Senior Vice
                                                  President/Corporate Controller and Treasurer of Delaware Service Company,
                                                  Inc.; Senior Vice President/Corporate Controller and Treasurer of Delaware
                                                  Capital Management, Inc.; Senior Vice President/Corporate Controller and
                                                  Treasurer of Delaware International Holdings Ltd.; Senior Vice
                                                  President/Corporate Controller and Treasurer of Delvoy, Inc.; Senior Vice
                                                  President/Corporate Controller and Treasurer of Founders Holdings, Inc.;
                                                  Senior Vice President/Corporate Controller and Treasurer of Delaware
                                                  Management Business Trust; Senior Vice President/Corporate Controller and
                                                  Treasurer of Delaware General Management, Inc.; Executive Vice President/Chief
                                                  Financial Officer/Treasurer of Delaware Management Trust Company; Chief
                                                  Financial Officer of Retirement Financial Services, Inc.; Senior Vice
                                                  President/Assistant Treasurer of Founders CBO Corporation; Senior Vice
                                                  President/Corporate Controller of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust); Senior Vice President/Corporate
                                                  Controller of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company  (a
                                                  series of Delaware Management Business Trust); Senior Vice President/Human
                                                  Resources of Delaware Management Holdings, Inc.; Senior Vice President/Human
                                                  Resources of DMH Corp.; Senior Vice President/Human Resources of Delvoy, Inc.;
                                                  Senior Vice President/Human Resources of Delaware Management Company, Inc.;
                                                  Senior Vice President/Human Resources of Delaware Management Business Trust;
                                                  Senior Vice President/Human Resources of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust); Senior Vice President/Human
                                                  Resources of  Delaware Service Company, Inc.; Senior Vice President/Human
                                                  Resources of Delaware Capital Management, Inc.; Senior Vice President/Human
                                                  Resources of Retirement Financial Services, Inc.; Senior Vice President/Human
                                                  Resources of Delaware Management Trust Company; Senior Vice President/Human
                                                  Resources of Delaware Distributors, Inc.; Senior Vice President/Human
                                                  Resources of  Delaware Distributors, L.P.; Senior Vice President/Human
                                                  Resources of Delaware General Management, Inc.; Senior Vice President/Human
                                                  Resources of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------

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Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              -----------------------------------------------------------------------------
                                                  other Positions and Offices Held
                                                  --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President, Secretary and Deputy General Counsel of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Senior
                                                  Vice President, Secretary and Deputy General Counsel of Delaware Management
                                                  Holdings, Inc.; Senior Vice President, Secretary and Deputy General Counsel of
                                                  DMH Corp.; Senior Vice President, Secretary and Deputy General Counsel of
                                                  Delvoy, Inc.; Senior Vice President, Secretary and Deputy General Counsel of
                                                  Delaware Management Company, Inc.; Senior Vice President, Secretary and Deputy
                                                  General Counsel of Delaware Management Business Trust; Senior Vice President,
                                                  Secretary and Deputy General Counsel of Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President, Secretary and
                                                  Deputy General Counsel of Delaware Service Company, Inc.; Senior Vice
                                                  President, Secretary and Deputy General Counsel of Delaware Capital
                                                  Management, Inc.; Senior Vice President, Secretary and Deputy General Counsel
                                                  of Retirement Financial Services, Inc.; Senior Vice President, Secretary and
                                                  Deputy General Counsel of Delaware Distributors, Inc.; Senior Vice President,
                                                  Secretary and Deputy General Counsel of Delaware Distributors, L.P.; Senior
                                                  Vice President and Secretary of Delaware International Holdings Ltd.; Senior
                                                  Vice President, Secretary and Deputy General Counsel of Founders Holdings,
                                                  Inc.; Secretary of Founders CBO Corporation; Senior Vice President, Secretary
                                                  and Deputy General Counsel of Delaware Management Trust Company; Senior Vice
                                                  President, Secretary and Deputy General Counsel of Delaware General
                                                  Management, Inc.; Senior Vice President, Secretary and Deputy General Counsel
                                                  of each fund in the Delaware Investments family

                                                  General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                  Philadelphia, PA.
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John J. O'Connor                                  Senior Vice President/Investment Accounting of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Senior Vice
                                                  President/Investment Accounting/Assistant Treasurer of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust); Senior Vice
                                                  President/Investment Accounting of Delaware Service Company, Inc.; Senior Vice
                                                  President/Assistant Treasurer of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Paul M. Ross                                      Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Senior
                                                  Vice President/Global Marketing & Client Services of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President/Chief Information Officer of Delaware Management Company
                                                  (a series of Delaware Management Business Trust); Senior Vice President/Chief
                                                  Information Officer of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Senior Vice President/Chief Information Officer of
                                                  Delaware Service Company, Inc.; Senior Vice President/Chief Information
                                                  Officer of Delaware Capital Management Company, Inc.; Senior Vice
                                                  President/Chief Information Officer of Retirement Financial Services, Inc.;
                                                  Senior Vice President/Chief Information Officer of Delaware Distributors, L.P.
---------------------------------------------------------------------------------------------------------------------------------
Frank M. Staves                                   Senior Vice President/Client Services of Delaware Management Company (a series of Delaware Management Business Trust); Senior Vice President/Client Services
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust)
---------------------------------------------------------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trader of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Equity Trader of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              -----------------------------------------------------------------------------
                                                  other Positions and Offices Held
                                                  --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Equity Analyst
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust)
---------------------------------------------------------------------------------------------------------------------------------
Peter C. Andersen (4)                             Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust; Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Damon J. Andres                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Robert L. Arnold                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of Delaware Capital
                                                  Management, Inc., Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Marshall T. Bassett                               Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Joseph Baxter (5)                                 Vice President/Senior Municipal Bond Trader of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Municipal
                                                  Bond Trader of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Christopher S. Beck                               Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family

                                                  Trustee of New Castle County Pension Board since October 1992, Wilmington, DE
---------------------------------------------------------------------------------------------------------------------------------
Richard E. Biester                                Vice President/Equity Trader of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Equity Trader of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Vincent A. Brancaccio                             Vice President/Senior Equity Trader of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Equity Trader of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Ryan K. Brist (6)                                 Vice President/Head of Fixed-Income Trading of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/head of
                                                  Fixed-Income Trading of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager and Senior Municipal Bond Analyst of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager and Senior Municipal Bond Analyst of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager and Senior Municipal Bond Analyst of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              -----------------------------------------------------------------------------
                                                  other Positions and Offices Held
                                                  --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company (a series of
                                                  Delaware Management Business Trust);Vice President/Client Services of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Client Services of Delaware Distributors, Inc.; Vice
                                                  President/Client Services of Delaware General Management, Inc.; Vice
                                                  President/Client Services of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of Capital Management, Inc.; Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Donald M. Cobin (7)                               Vice President/Director of Research of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Director of Research of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Director of Research of each funds in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Mitchell L. Conery                                Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
David F. Connor (8)                               Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President/Deputy General Counsel/Assistant Secretary of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Deputy General Counsel/Assistant Secretary of Delaware Management
                                                  Business Trust; Vice President/Deputy General Counsel/Assistant Secretary of
                                                  Delaware Service Company, Inc.; Vice President/Deputy General
                                                  Counsel/Assistant Secretary of Delaware Capital Management, Inc.; Vice
                                                  President/Deputy General Counsel/Assistant Secretary of Delaware Management
                                                  Trust Company; Vice President/Deputy General Counsel/Assistant Secretary of
                                                  Delaware Distributors, L.P.; Vice President/Deputy General Counsel/Assistant
                                                  Secretary of Retirement Financial Services, Inc.; Vice President/Deputy
                                                  General Counsel/Assistant Secretary of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Nancy M. Crouse                                   Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investment family
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              -----------------------------------------------------------------------------
                                                  other Positions and Offices Held
                                                  --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Michael J. Dugan                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company (a series of Delaware
                                                  Management Business Trust);Vice President/Taxation of Delaware Management
                                                  Holdings, Inc.; Vice President/Taxation of DMH Corp.; Vice President/Taxation
                                                  of Delvoy, Inc.; Vice President/Taxation of Delaware Management Company, Inc.;
                                                  Vice President/Taxation of Delaware Management Business Trust; Vice
                                                  President/Taxation of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust);Vice President/Taxation of Delaware Service
                                                  Company, Inc.; Vice President/Taxation of Delaware Capital Management, Inc.;
                                                  Vice President/Taxation of Retirement Financial Services, Inc.; Vice
                                                  President/Taxation of Delaware Distributors, Inc.; Vice President/Taxation of
                                                  Delaware Distributors, L.P.; Vice President/Taxation of Founders Holdings,
                                                  Inc.; Vice President/Taxation of Founders CBO Corporation; Vice
                                                  President/Taxation of Delaware General Management, Inc.; Vice
                                                  President/Taxation of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Phoebe W. Figland                                 Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Investment Accounting
                                                  of Delaware Service Company, Inc.; Vice President/Investment Accounting of
                                                  each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Trading Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Trading Operations of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Fish                                   Vice President/Senior Equity Trader of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Equity Trader of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Investment Accounting
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Investment Accounting of Delaware Service Company,
                                                  Inc.; Vice President/Investment Accounting of each fund in the Delaware
                                                  Investments family.
---------------------------------------------------------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trader of Delaware Management Company (a series of
                                                  Delaware Management Business Trust);Vice President/Equity Trader of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Andrea Giles                                      Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              -----------------------------------------------------------------------------
                                                  other Positions and Offices Held
                                                  --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Ginsberg                                Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Equity Analyst
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust)
---------------------------------------------------------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Equity Analyst of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Equity Analyst of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Equity Analyst of Delaware Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President/Equity Analyst of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Equity Analyst of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
John A. Heffern                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Stuart N. Hosansky                                Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family

---------------------------------------------------------------------------------------------------------------------------------
Francis J. Houghton, Jr. (9)                      Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President of Delaware Distributors, Inc.; Vice
                                                  President/Senior Portfolio Manager of each fund in the Delaware Investments family; Executive Vice President of Delaware General Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Elizabeth H. Howell                               Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Christian Hyldahl (10)                            Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Equity Analyst
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Senior Equity Analyst of each fund in the Delaware
                                                  Investments family
---------------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Hynoski                                Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              -----------------------------------------------------------------------------
                                                  other Positions and Offices Held
                                                  --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
John B. Jares (11)                                Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller, Corporate Accounting of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President/Assistant Controller, Corporate Accounting of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                                      Vice President/Assistant Controller of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Assistant Controller of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Assistant Controller of Delvoy, Inc.; Vice President/Assistant
                                                  Controller of Delaware Management Company, Inc.; Vice President/Assistant
                                                  Controller of Delaware Management Trust Company; Vice President/Assistant
                                                  Controller of Delaware Management Business Trust; Vice President/Assistant
                                                  Controller of Delaware Service Company, Inc.; Vice President/Assistant
                                                  Controller of Delaware Capital Management, Inc.; Vice President/Assistant
                                                  Controller of Retirement Financial Services, Inc.; Vice President/Assistant
                                                  Controller of Delaware Distributors, L.P.; Vice President/Assistant Controller
                                                  of Delaware Distributors, Inc.; Vice President/Assistant Controller of
                                                  Delaware International Holdings Ltd.; Vice President/Assistant Controller  of
                                                  Delaware General Management, Inc.; Vice President/Assistant Controller of
                                                  Delaware Management Holdings, Inc.; Vice President/Assistant Controller of DMH
                                                  Corp.
---------------------------------------------------------------------------------------------------------------------------------
SooHee Lee                                        Vice President/Client Services of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Client Services of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Michael E. Leverone (12)                          Vice President/Client Services of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Client Services of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              -----------------------------------------------------------------------------
                                                  other Positions and Offices Held
                                                  --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Philip Y. Lin                                     Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust);Vice
                                                  President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Service Company, Inc.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of Delaware Capital Management, Inc.; Vice President,
                                                  Assistant Secretary and Associate General Counsel of Retirement Financial
                                                  Services, Inc.; Vice President, Assistant Secretary and Associate General
                                                  Counsel of Delaware Management Trust Company; Vice President, Assistant
                                                  Secretary and Associate General Counsel of Delaware Distributors, L.P.; Vice
                                                  President, Assistant Secretary and Associate General Counsel of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Francis X. Morris                                 Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Michael Morris (13)                               Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Equity Analyst
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust)
---------------------------------------------------------------------------------------------------------------------------------
Gerald T. Nichols                                 Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of Founders Holdings,
                                                  Inc., Treasurer, Assistant Secretary and Director of Founders CBO
                                                  Corporation;  Director of HYPPCO Finance Company Ltd.; Vice President/Senior
                                                  Portfolio Manager of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Robert A. Norton, Jr.                             Vice President/Equity Analyst of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Equity Analyst of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Patrick J. O'Brien (14)                           Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Equity Analyst
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              -----------------------------------------------------------------------------
                                                  other Positions and Offices Held
                                                  --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                                 Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Holdings, Inc.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of Delvoy, Inc.; Vice President, Assistant Secretary and
                                                  Associate General Counsel of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust);Vice President, Assistant Secretary and
                                                  Associate General Counsel of Delaware Service Company, Inc.; Vice President,
                                                  Assistant Secretary and Associate General Counsel of Delaware Capital
                                                  Management, Inc.; Vice President, Assistant Secretary and Associate General
                                                  Counsel of Retirement Financial Services, Inc.; Vice President, Assistant
                                                  Secretary and Associate General Counsel of Delaware Distributors, L.P.; Vice
                                                  President, Assistant Secretary and Associate General Counsel of DMH Corp.;
                                                  Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Company, Inc.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of Delaware Management Business Trust; Vice President,
                                                  Assistant Secretary and Associate General Counsel of each fund in the Delaware
                                                  Investments family
---------------------------------------------------------------------------------------------------------------------------------
Tim Rabe (15)                                     Vice President/High-Yield Trader of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/High-Yield Trader of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Richard Salus                                     Vice President/Assistant Controller of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Assistant Controller of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Assistant Controller of Delvoy, Inc.; Vice President/Assistant
                                                  Controller of Delaware Management Company, Inc.; Vice President/Assistant
                                                  Controller of Delaware Management Trust Company; Vice President/Assistant
                                                  Controller of Delaware Management Business Trust; Vice President/Assistant
                                                  Controller of Delaware Service Company, Inc.; Vice President/Assistant
                                                  Controller of Delaware Capital Management, Inc.; Vice President/Assistant
                                                  Controller of Retirement Financial Services, Inc.; Vice President/Assistant
                                                  Controller of Delaware Distributors, L.P.; Vice President/Assistant Controller
                                                  of Delaware Distributors, Inc.; Vice President/Assistant Controller of
                                                  Delaware International Holdings Ltd.; Vice President/Assistant Controller  of
                                                  Delaware General Management, Inc.; Vice President/Assistant Controller of
                                                  Delaware Management Holdings, Inc.; Vice President/Assistant Controller of DMH
                                                  Corp.
---------------------------------------------------------------------------------------------------------------------------------
Robert D. Schwartz (16)                           Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Assistant Secretary of Delaware General Management, Inc.; Vice
                                                  President for Delaware Distributors, Inc.; Vice President/ Portfolio Manager
                                                  of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Richard D. Seidel                                 Vice President/Assistant Controller/Manager, Payroll of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Vice
                                                  President/Assistant Controller/Manager, Payroll of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities and Administrative Services of Delaware Management
                                                  Company (a series of Delaware Management Business Trust);Vice
                                                  President/Facilities and Administrative Services of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Facilities and Administrative Services of Delaware Service Company,
                                                  Inc.; Vice President/Facilities and Administrative Services of Delaware
                                                  Distributors, L.P.
---------------------------------------------------------------------------------------------------------------------------------
Ward W. Tatge (17)                                Vice President/Senior Research Analyst of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Research
                                                  Analyst of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Research Analyst of each fund in the
                                                  Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              -----------------------------------------------------------------------------
                                                  other Positions and Offices Held
                                                  --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Laura Wagner                                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Investment Accounting
                                                  of Delaware Service Company, Inc.; Vice President/Investment Accounting of
                                                  each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
James J. Wright (18)                              Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Equity Analyst
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Senior Equity Analyst of each fund in the Delaware
                                                  Investments family
---------------------------------------------------------------------------------------------------------------------------------

*Business Address is One Commerce Square, Philadelphia, PA 19103.

------------------------------------------------------------------------------------------------------------------------------------
(1)      PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR, United Asset Management, Boston, MA March 1998-January 2000.
(2)      PRESIDENT, DIRECTOR OF MARKETING AND SENIOR PORTFOLIO MANAGER, Marvin & Palmer Associates, Wilmington, DE 1996-1998.
(3)      SENIOR VICE PRESIDENT AND DIRECTOR, Conseco Capital Management, Indianapolis, IN, June 1998 to August 2000.
(4)      PORTFOLIO MANAGER Conseco Capital Management, Indianapolis, IN, December 1997-July 2000.
(5)      VICE PRESIDENT/PORTFOLIO MANAGER, First Union National Bank, Philadelphia, PA, May 1982-August 1999.
(6)      SENIOR TRADER/CORPORATE SPECIALIST, Conseco Capital Management, Indianapolis, IN, August 1995-August 2000.
(7)      ASSISTANT VICE PRESIDENT/SENIOR SECURITIES ANALYST, Conseco Capital Management, Indianapolis, IN, 1997 to August 2000.
(8)      ASSISTANT GENERAL COUNSEL, Prudential Investments, Newark, NJ, March 1998-July 2000.
(9)      PRESIDENT AND PORTFOLIO MANAGER, Lynch and Mayer, Inc., New York, NY January 1990-February 2000.
(10)     REGIONAL CONSULTANT/SUMMER INTERN, Merrill Lynch, Los Angeles, CA, 1994-1997. STUDENT 1994-1999.
(11)     VICE PRESIDENT/PORTFOLIO MANAGER, Berger Funds, LLC, Denver, CO, 1997-February 2000.
(12)     VICE PRESIDENT, State Street Bank, Boston, MA, August 1996-February 2000.
(13)     FINANCIAL ANALYST, Walnut Street Association, Wyomissing, PA, December 1998-June 1999.
(14)     ANALYST, Schneider Capital Management, Wayne, PA, January 1997-January 1999. SENIOR ANALYST, Prudential Insurance
         Company, Newark, NJ, February 1999-May 2000.
(15)     PORTFOLIO MANAGER, Conseco Capital Management, Indianapolis, IN, June 1996-July2000.
(16)     VICE PRESIDENT, Lynch and Mayer, Inc., New York, NY, February 1993 to February 2000.
(17)     HIGH-YIELD ANALYST, Credit Suisse First Boston, 1997 to 1998. HIGH-YIELD ANALYST, Conseco Capital Management,
         Indianapolis, IN 1999 to 2000.
(18)     MANAGING DIRECTOR/RESEARCH, Schuylkill Capital Management, Philadelphia, PA, 1997-May 2000.
------------------------------------------------------------------------------------------------------------------------------------

         (b) State Street Global Advisors ("State Street") serves as sub-adviser to the Registrant on behalf of Delaware S&P 500 Index Fund. State Street currently manages large institutional accounts and collective investment funds. The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

----------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*               Positions and Offices with State Street
----------------------------------------------------------------------------------------------------------------------------
Tenley E. Albright, MD                             Director
----------------------------------------------------------------------------------------------------------------------------
Joseph A. Baute                                    Director
----------------------------------------------------------------------------------------------------------------------------
I. MacAlister Booth                                Director
----------------------------------------------------------------------------------------------------------------------------
Marshall N. Carter                                 Chariman and CEO
----------------------------------------------------------------------------------------------------------------------------
James I. Cash, Jr.                                 Director
----------------------------------------------------------------------------------------------------------------------------
Truman S. Casner                                   Director
----------------------------------------------------------------------------------------------------------------------------
Nader F. Darehshori                                Director
----------------------------------------------------------------------------------------------------------------------------
Arthur L. Goldstein                                Director
----------------------------------------------------------------------------------------------------------------------------
David P. Gruber                                    Director
----------------------------------------------------------------------------------------------------------------------------
John M. Kucharski                                  Director
----------------------------------------------------------------------------------------------------------------------------
Charles R. LaMantia                                Director
----------------------------------------------------------------------------------------------------------------------------
David B. Perini                                    Director
----------------------------------------------------------------------------------------------------------------------------
Dennis J. Picard                                   Director
----------------------------------------------------------------------------------------------------------------------------
Alfred Poe                                         Director
----------------------------------------------------------------------------------------------------------------------------
Bernard W. Reznicek                                Director
----------------------------------------------------------------------------------------------------------------------------
David A. Spina                                     President and Chief Operating Officer
----------------------------------------------------------------------------------------------------------------------------
Diana Chapman Walsh                                Director
----------------------------------------------------------------------------------------------------------------------------
Robert E. Weissman                                 Director
----------------------------------------------------------------------------------------------------------------------------
Dale L. Carleton                                   Vice Chariman
----------------------------------------------------------------------------------------------------------------------------
Ronald E. Logue                                    Vice Chairman
----------------------------------------------------------------------------------------------------------------------------
Nicholas A. Lopardo                                Vice Chairman
----------------------------------------------------------------------------------------------------------------------------
Maureen Scannell Bateman                           Executive Vice President/General Counsel
----------------------------------------------------------------------------------------------------------------------------
Joseph W. Chow                                     Executive Vice President
----------------------------------------------------------------------------------------------------------------------------
Susan Comeau                                       Executive Vice President
----------------------------------------------------------------------------------------------------------------------------
John Fiore                                         Executive Vice President and Chief Information Officer
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*               Positions and Offices with State Street
----------------------------------------------------------------------------------------------------------------------------
Timothy B. Harbert                                 Executive Vice President
----------------------------------------------------------------------------------------------------------------------------
Ronald L. O'Kelley                                 Executive Vice President, Treasurer and Chief Financial Officer
----------------------------------------------------------------------------------------------------------------------------
Albert E. Petersen                                 Executive Vice President
----------------------------------------------------------------------------------------------------------------------------
William M. Reghitto                                Executive Vice President
----------------------------------------------------------------------------------------------------------------------------
Stanley W. Shelton                                 Executive Vice President
----------------------------------------------------------------------------------------------------------------------------
John R. Towers                                     Executive Vice President
----------------------------------------------------------------------------------------------------------------------------

*Business Address is Two International Place Boston, MA 02110.

Item 27.       Principal Underwriters.

               (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

               (b)(1) Information with respect to each officer or partner of principal underwriter:

-----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------          --------------------------------------       -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Distributors, Inc.                   General Partner                              None
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Investment Advisers                  Limited Partner                              None
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Capital Management, Inc.             Limited Partner                              None
-----------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                           President/Chief Executive Officer            Executive Vice President/General
                                                                                           Counsel/Chief Administrative Officer
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes                               Executive Vice President/Chief Operating     President/Chief Executive Officer/Chief
                                              Officer/Chief Financial Officer              Financial Officer
-----------------------------------------------------------------------------------------------------------------------------------
Diane M. Anderson                             Senior Vice President/Retirement Operations  None
-----------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                           Senior Vice President/Operations             None
-----------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                             Senior Vice President/Investment Accounting  Senior Vice President/Treasurer
-----------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                              Senior Vice President/Compliance Director    Senior Vice President/Compliance Director
-----------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                            Senior Vice President/Treasurer/ Corporate   Senior Vice President/Corporate
                                              Controller                                   Controller
-----------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                           Senior Vice President/Human Resources        Senior Vice President/Human Resources
-----------------------------------------------------------------------------------------------------------------------------------
Karina J. Istvan                              Senior Vice President/Retail Product         None
                                              Management
-----------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                           Senior Vice President/Deputy General         Senior Vice President/Deputy General
                                              Counsel/Secretary                            Counsel/ Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Stephen C. Nell                               Senior Vice President/National Retirement    None
                                              Sales
-----------------------------------------------------------------------------------------------------------------------------------
James L. Shields                              Senior Vice President/Chief Information      None
                                              Officer
-----------------------------------------------------------------------------------------------------------------------------------
Elisa C. Colkitt                              Vice President/Broker Dealer Operations &    None
                                              Service Support
-----------------------------------------------------------------------------------------------------------------------------------
David F. Connor                               Vice President/Deputy General                Vice President/Deputy General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                              Vice President/Taxation                      Vice President/Taxation
-----------------------------------------------------------------------------------------------------------------------------------
Susan T. Friestedt                            Vice President/Retirement Services           None
-----------------------------------------------------------------------------------------------------------------------------------
Dinah J. Huntoon                              Vice President/Product Manager, Equities     None
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Intoccia                               Vice President/Independent Planner &         None
                                              Insurance Key Accounts
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------          --------------------------------------       -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Kellogg                            Vice President/Product Manager,              None
                                              Fixed-Income & International
-----------------------------------------------------------------------------------------------------------------------------------
Keven S. Lee                                  Vice President/Assistant Controller          None
-----------------------------------------------------------------------------------------------------------------------------------
Philip Y. Lin                                 Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Nancy Nawn                                    Vice President/Senior Wrap Product Manager   None
-----------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                             Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Robinder Pal                                  Vice President/Retail Investor Services      None
                                              Planning & Budgeting
-----------------------------------------------------------------------------------------------------------------------------------
Richard  Salus                                Vice President/Assistant Controller          None
-----------------------------------------------------------------------------------------------------------------------------------
Gordon E. Searles                             Vice President/Client Services               None
-----------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                            Vice President/Facilities & Administrative   None
                                              Services
-----------------------------------------------------------------------------------------------------------------------------------
James R. Van Deventer                         Vice President/Defined Contribution Sales-   None
                                              South
-----------------------------------------------------------------------------------------------------------------------------------
Julia R. Vander Els                           Vice President/Retirement Plan               None
                                              Communications
-----------------------------------------------------------------------------------------------------------------------------------

* Business address of each is One Commerce Square, Philadelphia, PA 19103.

                (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as sub-distributor for all the mutual funds in the Delaware Investments family.

                (b)(2)  Information with respect to each officer or partner of
                        LFD:

-----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with LFD               Positions and Offices with Registrant
------------------------------------          ------------------------------               -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Westley V. Thompson*                          Chief Executive Officer                      None
-----------------------------------------------------------------------------------------------------------------------------------
Bruce D. Barton**                             Independent Planners & Insurance Head        None
-----------------------------------------------------------------------------------------------------------------------------------
Stanley E. Brallier*                          Corporate Specialty Markets Head             None
-----------------------------------------------------------------------------------------------------------------------------------
Charles J. Cavanaugh**                        Vice President Marketing & Communications    None
-----------------------------------------------------------------------------------------------------------------------------------
Phillip Holstein****                          Bank Channel Head                            None
-----------------------------------------------------------------------------------------------------------------------------------
David M. Kittredge*                           Vice President Business Development &        None
                                              Operations
-----------------------------------------------------------------------------------------------------------------------------------
William Lamoin*                               Chief Information Officer (interim)          None
-----------------------------------------------------------------------------------------------------------------------------------
Stephen W. Long**                             Wirehouse & Regional Head                    None
-----------------------------------------------------------------------------------------------------------------------------------
Karen R. Matheson**                           Chief Financial Officer                      None
-----------------------------------------------------------------------------------------------------------------------------------
Charles Schuhmann***                          Sales Vice President                         None
-----------------------------------------------------------------------------------------------------------------------------------
Gregory W. Zabel*                             MGA Channel Head                             None
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   *350 Church Street, Hartford, CT 06103-1106.
  **1818 Market Street, 18th Floor, Philadelphia, PA 19103.
 ***201 East Sandpointe-Suite 830, Santa Ana, CA 92707
****The Quays, 101-105 Oxford Road, Uxbridge, Middlesex, UB81LU, United Kingdom.
--------------------------------------------------------------------------------
        (c)  Inapplicable.

Item 28. Location of Accounts and Records.

                 All accounts and records are maintained in Philadelphia One Commerce Square, Philadelphia, PA 19103.

Item 29. Management Services.  None.

Item 30. Undertakings.

                 (a)   Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 22nd day of January, 2001.

                                            DELAWARE GROUP FOUNDATION FUNDS


                                            By  /s/ Charles E. Haldeman. Jr.
                                              --------------------------------
                                                  Charles E. Haldeman, Jr.
                                                        Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

            Signature                                           Title                                       Date
         ----------------                                    -----------                                  --------
                                                   President/Chief Executive Officer/                  January 22, 2001
/s/ David K. Downes                                Chief Financial Officer (Principal
--------------------------------------             Executive Officer/Principal Accounting
David K. Downes                                    Officer) and Trustee



/s/ Charles E. Haldeman, Jr.                        Chairman and Trustee                                January 22, 2001
--------------------------------------
Charles E. Haldeman, Jr.

/s/ Walter P. Babich                 *              Trustee                                             January 22, 2001
--------------------------------------
Walter P. Babich

/s/ John H. Durham                   *              Trustee                                             January 22, 2001
--------------------------------------
John H. Durham

/s/ John A. Fry                      *              Trustee                                             January 22, 2001
--------------------------------------
John A. Fry

/s/ Anthony D. Knerr                 *              Trustee                                             January 22, 2001
--------------------------------------
Anthony D. Knerr

/s/ Ann R. Leven                     *              Trustee                                             January 22, 2001
--------------------------------------
Ann R. Leven

/s/ Thomas F. Madison                *              Trustee                                             January 22, 2001
--------------------------------------
Thomas F. Madison

/s/ Janet L. Yeomans                 *              Trustee                                             January 22, 2001
--------------------------------------
Janet L. Yeomans

                                         *By /s/ Charles E. Haldeman, Jr.
                                             -----------------------------
                                             Charles E. Haldeman, Jr.
                                              as Attorney-in-Fact for
                                           each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549












                                    Exhibits

                                       to

                                    Form N-1A




















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.         Exhibit
-----------         -------

EX-99.D1            Investment Management Agreement (April 1, 1999)

EX-99.D2            Amendment No. 1 to Investment Management Agreement
                    (April 15, 1999)

EX-99.D4            Amendment No. 2 to Investment Management Agreement
                    (December 27, 1999)

EX-99.E7            Dealer's Agreement

EX-99.G1iii         Letter to add Delaware S&P 500 Index Fund to the Custodian
                    Agreement

EX-99.G2            Securities Lending Agreement (December 22, 1998)

EX-99.H1 Second Amended and Restated Shareholders Services Agreement (December 27, 1999)

EX-99.H2            Schedule A (April 20, 2000) to Shareholders Services
                    Agreement

EX-99.H3i           Amendment No. 8 to Delaware Group of Funds Fund Accounting
                    Agreement

EX-99.H3ii          Amendment No. 10 to Delaware Group of Funds Fund Accounting
                    Agreement

EX-99.H3iii         Form of Amendment No. 20 to Delaware Group of Funds Fund
                    Accounting Agreement

EX-99.J             Consent and Report of Auditors

EX-99.N             Plan under Rule 18f-3

EX-99.P1 Code of Ethics for Registrant, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.

EX-99.P2            Code of Ethics for Lincoln Financial Distributors

EX-99.P3            Code of Ethics for State Street Global Advisors

EX-99.Q             Power of Attorney